UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08614

Brandes Investment Trust
(Exact name of registrant as specified in charter)

11988 El Camino Real, Suite 500

San Diego, CA 92130
(Address of principal executive offices) (Zip code)

Michael Glazer

Bingham McCutchen LLP

355 South Grand Ave., Suite 4400

Los Angeles, CA 90071-3106
(Name and address of agent for service)

800-331-2979

Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period: March 31, 2013

Item 1. Reports to Stockholders.

Separately Managed Account Reserve Trust

SEMI-ANNUAL REPORT

For the six months ended
March 31, 2013

Brandes Separately Managed Account Reserve Trust

Dear Shareholder,

The Brandes Separately Managed Account Reserve Trust Fund (“the Fund”) gained 4.79% during the six-month period ended March 31, 2013, outperforming the Barclays U.S. Aggregate Bond Index, which returned 0.09% in the same period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period. I will also discuss how the Fund is positioned for the future.

The Markets

Low volatility and modest returns seemed to have characterized the fixed-income markets in the six-month period ended March 31, 2013. After posting positive returns in the fourth quarter of 2012, the markets moved mostly sideways in the first quarter of 2013. Factors that contributed to the fourth-quarter gains included stimulative central-bank policies globally, a U.S. economy that continued to outperform its developed-country peers despite lackluster performance on an absolute basis, declining euro zone tail risk, another year of strong corporate fundamentals, and robust supply/demand technicals.

The market’s continued low volatility in all fixed-income sectors persisted in the first three months of 2013. It’s interesting to note that the first quarter of 2013 marked the first negative quarterly return for the index since the fourth quarter of 2010, and the first negative first-quarter performance since 2006.

The Fund

The Fund’s positive performance during the six-month period in review was led by holdings in the asset-backed securities (ABS) sector, particularly those backed by pools of private student loans. Within corporate bonds, banks, building products and utilities were the biggest positive return contributors. In a low-volatility environment, we believe carry is king — income advantage versus the benchmark was beneficial. In the first quarter, this focus worked for the Fund — with much of the relative performance attributable to the yield advantage versus the index.

Fund activity in the first quarter was modest. We initiated new positions in preferred stock of Pitney Bowes International Inc, ING USA Inc., ArcelorMittal, and a U.S. Dollar denominated issue of Israel Electric Corp. Sales activity was limited to a pare-back of Mohawk Industries, a buildings product company that approached our estimate of its fair value, and the full sale of a subprime ABS originally issued by Countrywide.

The duration of the Fund at the end of the quarter remained shorter than that of the benchmark. The Fund’s excess yield compared to the benchmark helped relative returns. The largest overweight is to the corporate sector. Within the corporate sector, the largest overweights relative to the benchmark are in the financial, utility and homebuilding/building products industries. The Fund remains underweight agency mortgage-backed pass-through securities in favor of mortgage-backed securities

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(MBS) that, in our view, offer a more compelling value proposition than agency pass throughs: non-agency MBS, trust interest only MBS, and private student loan ABS. The Fund does not have any direct exposure to European sovereign securities, but does have a small weighting in U.S. dollar-denominated securities of Ireland-based building products company CRH Inc., telecommunications firm Telecom Italia and Spanish telecom company Telefonica.

Our Outlook

With interest rates seemingly stuck at historic lows, the search for price return and yield in the fixed-income market remains challenging. There are two questions that we receive more often than any other in recent months: Is there any value left in the corporate bond market? And what will happen to the Fund when rates begin to rise?

The answer to the first question is that while it has become more challenging to find mispriced securities, we believe value continues to exist in certain pockets of the corporate bond market. In our view it simply takes more discipline, patience, and a rigorous bottom-up approach to find securities that offer a compelling value proposition than in past years when the correlation on virtually all assets and securities was near one.

We believe that historically there has been a sweet spot in the corporate bond market around the low-end of investment-grade and upper-end of high-yield. This is an area where we often see compelling opportunity. Simply put, the market is principally segmented to investment-grade managers and high-yield managers. Thus, when a bond trends toward high-yield, investment-grade managers often are forced to sell, and since high-yield managers tend to focus on lower-quality bonds these cross-over bonds often do not have a natural buyer. This potentially creates the sweet spot mentioned above. The numbers also reflect this market inefficiency. Since 1984 the average incremental credit loss from bonds downgraded from BBB to BB is 0.55%, but the average annual spread widening for bonds downgraded from BBB to BB is 1.80% — or triple the incremental credit loss.

We have written in the past about how corporate bonds have historically outperformed the Barclays U.S. Aggregate Bond Index in periods of rising interest rates. Our contention has been that if rates begin to rise, it will likely be primarily due to improvement in the domestic economy and in all likelihood the global economy. If this turns out to be the case, this generally bodes well for corporate income statements and corporate balance sheets — i.e., corporate risk profiles will likely improve. Therefore, one does not have to make too large of a leap to conclude that if and when rates begin to rise, credit spreads can tighten further.

Barclays recently performed an analysis where they found the historical beta (1993-March 22, 2013) of Barclays U.S. Credit Bond Index spreads to interest rates is -0.23x. This means that for a 1% increase in 10-year U.S. Treasury yields, credit spreads tend to tighten 23 basis points — or to put it another way, approximately one quarter of the interest-rate rise is expected to be offset by spread tightening. Barclays

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analysis further found, as you might expect, that the spread beta is more negative for BBB rated securities: -0.57x for financials and -0.33x for non-financials.

Regarding the second question about how the Fund will behave in a rising rate environment — the short answer is that we don’t know — particularly since the current environment is unprecedented in not only the absolute level of interest rates but also in the magnitude of central-bank manipulation. The longer answer is that based on history, we believe that by owning a diversified portfolio containing an allocation to corporate bonds and credit-sensitive MBS, investors may be able to mitigate some of the negative impact of higher rates (of course with the caveat that past performance is not a guarantee of future results).

We anticipate that 2013 will likely be a lower total-return year for the credit market. This is a simple reality dictated by tighter spreads and lower yields to start the year than previous years. We feel that in an environment like this, a more important factor in determining success over the coming year will be what an investor buys rather than if they buy. Quite frankly, we’d still like to see an uptick in volatility. With a low-volatility first quarter now in the books, we do not see a reason to amend our outlook from three months ago.

We like the securities we hold and feel that the Fund has an attractive value component. We also believe that we have a fair amount of dry powder to increase the value component of the Fund if volatility experiences an uptick and real credit risk becomes mispriced. While we’ve been able to deliver strong relative performance over the last few years, we believe that an environment that rewards bottom-up, fundamental research and security selection continues to unquestionably play to our strengths.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

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Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

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Index Guide

The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays U.S. Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. The US Credit Index comprises the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The US Credit Index was called the US Corporate Investment Grade Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. Index history is available back to 1973. The US Credit Index is a subset of the US Government/Credit Index and the US Aggregate Index. The index is a total return index which reflects the price changes and interest of each bond in the index.

Duration:  the weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Carry:  The income advantage versus a fixed-income index as measured by yield-to-worst maturity.

Yield:  the annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Beta:  A stock’s (or a portfolio’s) beta measures its volatility versus an index. A stock (or portfolio) with a beta higher than 1 has tended to exhibit more volatility than the index, while a stock (or portfolio) with a beta between 0 and 1 has tended to exhibit less volatility than the index.

Dry powder:  Securities considered to be dry powder could be Treasuries or other fixed–income investments that can be liquidated on short notice (Investopedia, retrieved 10/8/2012)

Basis Point:  A unit that is equal to 1/100th of 1%, and is used to indicate the change in a financial instrument.

The Brandes Separately Managed Account Trust Fund is distributed by Quasar Distributors, LLC.

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The following chart compares the value of a hypothetical $1,000,000 investment in the Separately Managed Account Reserve Trust from its inception (October 3, 2005) to March 31, 2013 as compared with the Barclays Capital U.S. Aggregate Index and Barclays Capital U.S. Intermediate Credit Index.

Cumulative Performance of $1,000,000 Since Inception – (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2013
	One Year	Three Year	Five Year	Since Inception (10/3/05)
Separately Managed Account Reserve Trust	10.93%	10.75%	8.99%	6.60%
Barclays Capital U.S. Aggregate Index	3.77%	5.52%	5.47%	5.56%
Barclays Capital U.S. Intermediate Credit Index	5.96%	6.41%	6.54%	5.96%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

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The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund's annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of March 31, 2013 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with the Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

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Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including investment advisory and administrative fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual returns. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,047.90	0.00%	$0.00

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Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Separately Managed Account Reserve Trust**	$1,000.00	$1,024.93	0.00%	$0.00
*	The Fund’s expenses are equal to the Fund’s expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one half-year period).
**	No expenses have been charged to the SMART Fund over the period, as the SMART Fund participates in a wrap-fee program sponsored by investment advisors unaffiliated with the SMART Fund. See Note 3 to the Financial Statements.

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SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.75%
Fannie Mae Interest Only Strip – 0.75%
5.500%, 01/01/2036	$3,073,898	$436,450
6.000%, 06/01/2036	3,936,502	560,807
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $1,487,080)		$997,257
OTHER MORTGAGE RELATED SECURITIES – 5.91%
Collateralized Mortgage Obligations – 0.02%
Wells Fargo Mortgage Backed Securities Trust
Series 2006-AR14, 5.825%, 10/25/2036	$21,713	$21,200
Near Prime Mortgage – 3.34%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.671%, 10/25/2035	3,612,536	3,499,178
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 2.691%, 03/20/2036	1,199,414	925,839
		4,425,017
Sub-Prime Mortgages – 2.55%
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.374%, 04/25/2036	2,118,798	1,983,202
Structured Asset Investment Loan Trust
Series A3, 0.584%, 07/25/2035	1,448,585	1,399,262
		3,382,464
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $7,520,995)		$7,828,681

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
US GOVERNMENTS – 6.11%
Sovereign – 6.11%
United States Treasury Bond
4.750%, 02/15/2037	$1,535,000	$2,020,683
United States Treasury Note
2.000%, 02/15/2023	6,000,000	6,075,935
TOTAL US GOVERNMENTS (Cost $7,638,929)		$8,096,618

	Shares	Value
COMMON STOCKS – 0.44%
Paper & Forest Products – 0.41%
Abitibi-Consolidated(a)(c)	3,950,000	$—
Resolute Forest Products, Inc.(a)	33,471	541,561
		541,561
Semiconductors – 0.03%
MagnaChip Semiconductor Corp.(a)	2,010	34,793
TOTAL COMMON STOCKS (Cost $3,375,523)		$576,354
PREFERRED STOCKS – 3.81%
Banks & Thrifts – 2.55%
Ally Financial, Inc.	126,200	$3,379,636
Technology Hardware & Equipment – 1.26%
Pitney Bowes International Holdings, Inc.(b)	1,720	1,669,583
TOTAL PREFERRED STOCKS (Cost $4,597,410)		$5,049,219

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 3.68%
Student Loan – 3.68%
National Collegiate Student Loan Trust
Series A-4, 0.509%, 10/25/2033	$1,500,000	$683,103
SLM Student Loan Trust
Series 2004-B, 0.898%, 09/15/2033	1,500,000	1,155,117
Series 2005-A, 0.778%, 12/15/2038	1,865,000	1,410,481
Series 2006-A, 0.758%, 06/15/2039	2,200,000	1,625,549
		4,191,147
TOTAL ASSET BACKED SECURITIES (Cost $5,508,832)		$4,874,250
CORPORATE BONDS – 77.37%
Advertising – 3.17%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$3,920,000	$4,204,199
Banks & Thrifts – 13.40%
Ally Financial, Inc.
6.750%, 12/01/2014	3,041,000	3,261,473
First Horizon National Corp.
5.375%, 12/15/2015	1,780,000	1,936,295
JP Morgan Chase & Co.
7.900%, Perpetual	5,620,000	6,456,418
Regions Financial Corp.
5.750%, 06/15/2015	3,890,000	4,221,039
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	1,500,000	1,876,599
		17,751,824

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
Building Materials – 9.24%
CRH America, Inc.
6.000%, 09/30/2016	1,915,000	$2,178,759
Masco Corp.
6.125%, 10/03/2016	4,040,000	4,511,484
Mohawk Industries, Inc.
6.375%, 01/15/2016	1,570,000	1,752,513
Owens Corning
6.500%, 12/01/2016	750,000	844,385
USG Corp.
6.300%, 11/15/2016	2,790,000	2,957,400
		12,244,541
Consumer Products – 2.81%
Spectrum Brands Holdings, Inc.
9.500%, 06/15/2018	3,285,000	3,720,262
Diversified Financial Services – 7.45%
American International Group, Inc.
6.400%, 12/15/2020	2,785,000	3,449,072
International Lease Finance Corp.
6.625%, 11/15/2013	3,350,000	3,450,500
SLM Corp.
5.000%, 10/01/2013	2,920,000	2,971,100
		9,870,672
Electric Utilities – 8.55%
EDP Finance BV
4.900%, 10/01/2019(b)	4,450,000	4,472,250
FirstEnergy Corp.
7.375%, 11/15/2031	3,950,000	4,627,346
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(b)	1,930,000	2,215,957
		11,315,553
Energy – 1.38%
Valero Energy Corp.
9.375%, 03/15/2019	1,340,000	1,828,135

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
Food, Beverage & Tobacco – 5.45%
Pilgrims Pride Corp.
7.875%, 12/15/2018	1,790,000	$1,935,438
Tyson Foods, Inc.
6.850%, 04/01/2016	4,615,000	5,286,464
		7,221,902
Homebuilders – 9.16%
Centex Corp.
6.500%, 05/01/2016	2,695,000	3,082,406
Lennar Corp.
5.600%, 05/31/2015	4,275,000	4,552,874
Toll Brothers Finance Corp.
5.150%, 05/15/2015	4,235,000	4,491,772
		12,127,052
Insurance – 5.85%
CNA Financial Corp.
7.350%, 11/15/2019	1,700,000	2,151,822
5.875%, 08/15/2020	1,250,000	1,471,524
ING US, Inc.
5.500%, 07/15/2022(b)	2,220,000	2,456,193
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	1,490,000	1,657,172
		7,736,711
Media – 0.92%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	1,075,000	1,213,182
Oil & Gas – 3.83%
Chesapeake Energy Corp.
6.625%, 08/15/2020	3,555,000	3,883,838
El Paso Corp.
7.000%, 06/15/2017	1,035,000	1,183,757
		5,067,595

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
Retail – 2.41%
Marks & Spencer Plc(b)
7.125%, 12/01/2037	2,975,000	$3,197,780
Technology Hardware & Equipment – 1.00%
ArcelorMittal SA
6.000%, 03/01/2021	1,255,000	1,319,456
Telecommunications – 1.85%
Telecom Italia Capital SA
6.999%, 06/04/2018	840,000	947,962
Telefonica Emisiones SAU
5.462%, 02/16/2021	1,390,000	1,495,929
		2,443,891
Utilities – 0.90%
Edison Mission Energy
7.000%, 05/15/2017(d)	2,230,000	1,193,050
TOTAL CORPORATE BONDS (Cost $90,686,660)		$102,455,805

	Contracts	Value
WARRANTS – 0.01%
Semiconductors – 0.01%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: 1.97(c)	80,400	$15,578
TOTAL WARRANTS (Cost $863,486)		$15,578

	Principal Amount	Value
REPURCHASE AGREEMENTS – 0.78%
Repurchase Agreement – 0.78%
State Street Bank and Trust Repurchase Agreement, (Dated 3/29/13), due 4/1/13, 0.01% [Collateralized by $1,080,000 Fannie Mae Bond, 2.08%, 11/2/22, (Market Value $1,080,736)] (proceeds $1,027,012).	$1,027,011	$1,027,011
TOTAL REPURCHASE AGREEMENTS (Cost $1,027,011)		$1,027,011
Total Investments (Cost $122,705,926) – 98.86%		$130,920,773
Other Assets in Excess of Liabilites – 1.14%		1,509,320
TOTAL NET ASSETS – 100.00%		$132,430,093

The accompanying notes are an integral part of these Schedules of Investments.

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SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $14,011,763 which represents 10.58% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $15,578 or 0.01% of the Fund's net assets and are classified as Level 3. See Note 2 in the Notes to Financial Statements.
(d)	In default.

The accompanying notes are an integral part of these Schedules of Investments.

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STATEMENT OF ASSETS AND LIABILITIES — March 31, 2013 (Unaudited)

ASSETS
Investments in securities, at cost	$122,705,926
Investment in securities, at value	$130,920,773
Receivables:
Securities sold	6,053,624
Fund shares sold	13,159
Dividends and interest	2,065,773
Total Assets	139,053,329
LIABILITIES
Payables:
Securities purchased	6,093,667
Fund shares redeemed	462,889
Dividends payable	66,680
Total Liabilities	6,623,236
NET ASSETS	$132,430,093
COMPONENTS OF NET ASSETS
Paid-in capital	$151,858,091
Undistributed net investment income	21,500
Accumulated net realized loss on investments	(27,664,345)
Net unrealized appreciation on investments	8,214,847
Total Net Assets	$132,430,093
Net asset value, offering price and redemption proceeds per share
Net Assets	$132,430,093
Shares outstanding (unlimited shares authorized without par value)	14,446,459
Offering and redemption price	$9.17

The accompanying notes to financial statements are an integral part of this statement.

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STATEMENT OF OPERATIONS — For the Six Months Ended March 31, 2013 (Unaudited)

INVESTMENT INCOME
Income
Dividend income	$190,688
Interest income	3,439,898
Miscellaneous Income	151,620
Total Income	3,782,206
Expenses (Note 3)
Total expenses	—
Less reimbursement/waiver	—
Total expenses net of reimbursement/waiver	—
Net investment income	3,782,206
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on Investments	(1,809,565)
Net change in unrealized appreciation on Investments	4,290,388
Net realized and unrealized gain on investments and foreign currency transactions	2,480,823
Net Increase in net assets resulting from operations	$6,263,029

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2013	Year Ended September 30, 2012
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$3,782,206	$8,112,112
Net realized gain (loss) on Investments	(1,809,565)	421,276
Net unrealized appreciation on Investments	4,290,388	11,507,728
Net increase in net assets resulting from operations	6,263,029	20,041,116
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,888,699)	(8,827,035)
Decrease in net assets from distributions	(3,888,699)	(8,827,035)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	13,702,447	21,773,905
Net asset value of shares issued on reinvestment of distributions	3,128,366	2,132,311
Cost of shares redeemed	(28,361,093)	(35,956,687)
Net decrease in net assets from capital share transactions	(11,530,280)	(12,050,471)
Total decrease in net assets	(9,155,950)	(836,390)
NET ASSETS
Beginning of the Year	141,586,043	142,422,433
End of the Year	$132,430,093	$141,586,043
Undistributed net investment income	$21,500	$127,993

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

FINANCIAL HIGHLIGHTS

	Six Months Ended March 31, 2013		Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009	Year Ended September 30, 2008
	(Unaudited)
Net asset value, beginning of period	$9.01		$8.32	$8.46	$7.46	$6.97	$9.61
Income (Loss) from investment operations:
Net investment income	0.26	(4)	0.49 (4)	0.52 (4)	0.60 (4)	0.64	0.81
Net realized and unrealized gain/(loss) on investments	0.17		0.73	(0.12)	0.97	0.47	(2.63)
Net increase from payments by affiliates (Note 2L)	—		—	—	—	—	0.01
Total from investment operations	0.43		1.22	0.40	1.57	1.11	(1.81)
Less dividends and distributions:
Dividends from net investment income	(0.27)		(0.53)	(0.54)	(0.57)	(0.62)	(0.81)
Dividends from net realized gain	—		—	—	—	—	(0.02)
Total dividends and distributions	(0.27)		(0.53)	(0.54)	(0.57)	(0.62)	(0.83)
Net asset value, end of period	$9.17		$9.01	$8.32	$8.46	$7.46	$6.97
Total return	4.79	%(1)	15.13%	4.61%	21.81%	18.25%	(20.15	)%(5)
Net assets, end of period (millions)	$132.4		$141.6	$142.4	$158.5	$157.5	$154.6
Ratio of net expenses to average net assets(3)	0.00	%(2)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net investment income to average net assets(3)	5.70	%(2)	5.66%	5.98%	7.53%	10.15%	9.28%
Portfolio turnover rate	17.54	%(2)	27.44%	56.16%	36.90%	40.53%	157.66%

(1)	Not annualized.
(2)	Annualized.
(3)	Reflects the fact that no fees or expenses are incurred by the Fund. The Fund is an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Fund or the Advisor. Participants in these programs pay a “wrap” fee to the sponsor of the program.
(4)	Net investment income per share has been calculated based on average shares outstanding during the period.
(5)	The Fund's total return consists of a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund's investment guidelines. This item had an impact of less than 0.005% on the Fund's total return. See Note 2H in the Notes to Financial Statements.

The accompanying notes to financial statements are an integral part of this statement.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 – ORGANIZATION

The Separately Managed Account Reserve Trust (the “Fund”) is a series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund began operations on October 3, 2005. The Fund invests its assets primarily in diversified portfolios of debt securities and seeks to maximize total return.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest (which is recorded in the Schedule of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the Fund’s collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.
C.	Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When the Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund’s commitment. Losses may arise if the market values of the underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors.
D.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Distributions from net investment income are declared daily and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. The Fund amortizes premiums and accretes discounts using the constant yield method.
E.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.
F.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

G.	Accounting for Uncertainty in Income Taxes. The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Fund intends to distribute its net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Trust to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Fund are those that are open for exam by taxing authorities (2010 through 2012). As of March 31, 2013, the Trust has no examinations in progress.

Management has analyzed the Trust’s tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2012. The Trust identifies its major tax jurisdictions as U.S. Federal and the State of California. The Trust is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

H.	Payment by Affiliate. During the fiscal year ended September 30, 2008, the Trust’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Fund $145,127, relating to the Fund’s purchase of a security of an affiliate of the Distributor which violated the Fund's investment restrictions. This reimbursement has been classified on the Financial Highlights as “Net increase from payments by affiliates”.
I.	Fair Value Measurements. The Trust has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.
Level 2 —	Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exist or instances where prices vary substantially over time or among brokered market makers.
Level 3 —	Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.
J.	Security Valuation. Bonds and other fixed-income securities (other than short-term securities) are valued using the bid price on the day of the valuation provided by an independent pricing service.

Securities traded on a national securities exchange are valued at the last reported sale price at the close of regular trading on each day the exchange is open for trading. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. Securities traded on an exchange for which there have been no sales are valued at the mean between last bid and ask price on such day. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Trustees. U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis.

Short-term securities including U.S. Government and other fixed income securities, with more than 60 days remaining to maturity are valued at the current market value as provided by an independent pricing service on the day of valuation until the 60th day prior to maturity, and are then valued at

24

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

The Trust has adopted valuation procedures that allow for fair value pricing for use in appropriate circumstances. For example, such circumstances may arise when trading in a security has been halted or suspended or a security has been delisted from a national exchange, a security has not been traded for an extended period of time, or a significant event with respect to a security occurs after the close of the market or exchange on which the security principally trades and before the time the Fund calculates its own share price. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by the Fund by an independent pricing agent, then the security will be fair valued. Thinly traded securities and certain foreign securities may be impacted more by the use of fair valuations than other securities.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. None of the Fund’s securities were fair valued utilizing this method as of March 31, 2013.

In using fair value pricing, the Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. When using fair value to price securities, the Fund may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

25

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are typically marked to market daily until settlement at the forward settlement date.

The Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase the Fund's portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate packaged collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy only if there are significant observable inputs used.

Common stocks, exchange-traded Fund and financial derivative instruments, such as futures contracts or options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price, in the case of common stocks and exchange-traded Fund, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. To the extent these securities are

26

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange (“NYSE.”) These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Value (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment Funds are valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day to day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated on the Schedule of Investments. These securities are classified as Level 3 of the fair value hierarchy.

27

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The following is a summary of the inputs used, as of March 31, 2013, involving the Fund’s assets carried at value. The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investment in Securities
SMART Fund
Equities	$3,955,988	$1,669,583	$—	$5,625,571
Asset Backed Securities	—	1,399,262	4,874,250	6,273,512
Corporate Bonds	—	102,455,806	—	102,455,806
Government Securities	—	8,096,619	—	8,096,619
Mortgage Backed Securities	—	6,429,419	997,257	7,426,676
Warrants	—	—	15,578	15,578
Repurchase Agreements	—	1,027,011	—	1,027,011
Total Investments in Securities	$3,955,988	$121,077,700	$5,887,085	$130,920,773

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

The Fund recognizes transfers based on the value of the securities at the end of the reporting period. There were no transfers into or out of levels 1 or 2 during the periods presented for the Fund.

Below is a reconciliation that details the activity of securities in Level 3 during the six months ended March 31, 2013:

Beginning Balance – October 1, 2012	$5,754,365
Purchases	—
Sales	(690,351)
Transfers in to level 3	—
Transfers out of level 3	—
Realized gains (losses)	(2,223,255)
Change in unrealized gains (losses)	3,046,326
Ending Balance – March 31, 2013	$5,887,085

The realized and unrealized gains and losses from Level 3 transactions is included with the net realized gains and losses on investments on the Statement of Assets & Liabilities. As of March 31, 2013, the Fund had $1,972,313 of unrealized losses from Level 3 securities.

28

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The following table presents information about unobservable inputs related to the Trust's categories of Level 3 investments as of March 31, 2013:

	Fair value at 3/31/2013	Valuation Techniques	Unobservable Inputs	Ranges
Student Loans	$4,874,250	Consensus pricing	Third party inputs	N/A
		Discounted cash flows	Prepayment speeds	0 - 4%
Federal & Federally Sponsored Credits	997,257	Consensus pricing	Third party inputs	N/A
Equity Securities	—	Expected proceeds from pending litigation	No active market Qualitative information based on the status of pending litigation	None
Warrants	15,578	Intrinsic Value	Warrant strike price & underlying stock price	N/A

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant/significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Student Loans & Federal & Federally Sponsored Credits

At regular intervals the above unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are compared to historical averages and general sector trends are taken into account. In general, an increase in the discount rate, default rates, loss severity and delinquencies, in isolation, would result in a decrease in the fair value measurement. In addition, an increase in default rates would generally be accompanied by a decrease in recovery rates, slower prepayment rates and an increase in liquidity spreads. For each of the individual relationships described above, the inverse relationship would also generally apply.

Equity Securities

As there is no active market for Level 3 securities, the value is being derived from qualitative information based on the status of pending litigation.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Warrants

The fair value of the warrant is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant. An increase in the underlying equity security’s price will increase the fair value of the warrant security. Alternatively, a decrease in the underlying equity security’s price will decrease the fair value of the warrant security.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A.	Advisor Fee. Brandes Investment Partners, L.P. (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor receives no advisory fee or other fee from the Fund. The financial statements of the Fund reflect the fact that no fees or expenses are incurred by the Fund. It should be understood, however, that the Fund is an integral part of “wrap-fee” programs sponsored by investment advisors unaffiliated with the Fund and the Advisor. Typically, participants in these programs pay a “wrap-fee” to their investment advisors. Although the Fund does not compensate the Advisor directly for its service under the Investment Advisory Agreement, the Advisor benefits from its relationships with the sponsors of wrap-fee programs for which the Fund is an investment option.
B.	Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and prepares several Fund reports. For its services, the Administrator receives an annual fee at the rate of 0.03% of the Trust’s average daily net assets for the first $1 billion in net assets and 0.02% in excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. The Advisor compensates the Administrator on behalf of the Fund for the services the Administrator performs for the Fund.
C.	Distribution and Service Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. All of the Fund’s distribution fees are paid by the Advisor.

Certain officers and Trustees of the Trust are also officers of the Advisor.

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Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities of the Fund, excluding short-term investments, were as follows for the six months ended March 31, 2013:

U.S. Government		Other
Purchases	Sales	Purchases	Sales
$15,210,115	$23,639,445	$7,727,356	$8,494,160

NOTE 5 – CAPITAL STOCK TRANSACTIONS

The Fund’s capital stock activity in shares and dollars during the six months ended March 31, 2013 and the year ended September 30, 2012, was as follows (shares and dollar amounts in thousands):

	March 31, 2013		September 30, 2012
	Shares	Amount	Shares	Amount
Shares Sold	1,506	$13,703	2,514	$21,774
Issued on Reinvestment of Distributions	343	3,128	247	2,132
Shares Redeemed	(3,123)	(28,361)	(4,155)	(35,956)
Net (Decrease) Resulting from Fund Share Transactions	(1,274)	$(11,530)	(1,394)	$(12,050)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2012, the Fund’s components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$136,347,181
Gross tax unrealized appreciation	13,702,700
Gross tax unrealized depreciation	(9,778,241)
Net unrealized appreciation on investments and foreign currency	3,924,459
Distributable ordinary income	127,993
Distributable long-term capital gains	—
Total distributable earnings	127,993
Other accumulated gains	(25,854,780)
Total accumulated earnings	$(21,802,328)

The differences between book and tax basis distributable earnings are primarily related to the differences in classification of paydown gains and losses for tax purposes compared to book purposes. The difference between book and tax basis

31

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

unrealized depreciation on investments and foreign currency is due primarily to timing differences resulting from wash sale transactions. These differences are temporary.

During the year ended September 30, 2012, the Fund utilized $373,286 of capital loss carryforwards. As of September 30, 2012, the Fund had capital losses expiring on September 30, 2017, 2018 and 2019 in the amounts of $12,139,741, $6,084,748 and $6,501,831, respectively.

The tax composition of dividends for the period ended September 30, 2012 for the Fund was as follows:

Ordinary Income Total	Long Term Capital Gains Total	Return of Capital
$8,827,035	$ —	$ —

At September 30, 2012, the Fund had net realized losses on investments and foreign currencies of $1,128,460 which are deferred for tax purposes and were recognized on October 1, 2012.

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2012, as a result of its reclassifications the Fund’s undistributed net investment income was increased by $414,858 and accumulated net realized loss was decreased by $414,858.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are described below.

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circum-

32

Brandes Separately Managed Account Reserve Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

stances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 – RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

On December 16, the International Accounting Standards Board (IASB) and the Financial Accounting Standards Board (FASB) issued common disclosure requirements that are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. The eligibility criteria for offsetting are different in International Financial Reporting Standards (IFRSs) and U.S. Generally Accepted Accounting Principles (US GAAP). The Trust will be required to apply the amendments in this Update for annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual periods. Management is currently evaluating the impact this disclosure may have on the Trust’s financial statements.

NOTE 8 – OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2013, the Advisor or an affiliate of the Advisor beneficially owned 613,353 shares of the Fund which comprised 4.25% of the total outstanding shares.

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Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2012 the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) with respect to the SMART Fund (the “Fund”) for an additional one-year term.

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided to the Fund by the Advisor, including reports on the Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the Fund, the Board requested and reviewed supplementary information that included materials regarding the Fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding the Advisor, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the Fund.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to the Fund with representatives of the Advisor and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement with respect to the Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee did not necessarily attribute the same weight to each factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Fund, the Trustees reviewed among other things the quality and depth of the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Fund and the investment results of the Fund.

The Trustees noted that the Fund’s investment results gross of fees (which are paid by the Advisor) were in the first quartile of the results of a peer group of funds identified by Morningstar Associates (“Morningstar”) for the one-year and three-year periods ended September 30, 2012, although they were in the fourth quartile for the five-year period ended on that date; were in the first quartile of the larger group of

34

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

funds in its Morningstar category for four of the last seven calendar years; and were above its benchmark indices for the one-year, three-year and since-inception periods although below one of the indices for the five-year period . They concluded that the Fund’s performance was satisfactory.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

The Trustees noted that the Fund does not incur any advisory fees or other expenses, all of which are paid by the Advisor, and as a result the Advisor’s relationship with the Fund alone is not profitable. The Board also considered ancillary benefits to the Advisor as a result of its relationship with the Fund. They noted that these were primarily related to the Advisor’s receipt of wrap account fees from Fund shareholders through various broker-dealer sponsors that are not affiliated with either the Fund or the Advisor, and the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Fund (as the Adviser did not obtain third-party research or other services in return for allocating the Fund’s brokerage).

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Fund and its shareholders, that each of the factors discussed above supported renewal of the Agreement, and that renewal of the Agreement was in the best interests of the Fund and its shareholders.

35

Brandes Separately Managed Account Reserve Trust

ADDITIONAL INFORMATION — (Unaudited)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Fund’s portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

36

Brandes Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Fund to its officers, subject to the Fund’s investment objectives and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 71)	Trustee	Since June 2004	Independent Consultant, NATIXIS Global Asset Management, North America, from 2004 to 2011.	7	None
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 55)	Trustee	Since April 2008	Retired since 2005; Director, Investment Management and other positions of Russell Investment Group from 1982 to 2005.	7	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 61)	Trustee	Since April 2008	Retired from 2002 – 2005 and since 2007; Chief Financial Officer of National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds.
Craig Wainscott 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age: 51)	Trustee	Since February 2012	Retired since 2006; Managing Director and other positions, US Mutual Funds; Russell Investments from 1982 to 2006; currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None

37

Brandes Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Oliver Murray 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 50)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Fund (the “Advisor”).	7	None
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 52)	Trustee and President	Since July 2006	Executive Director of the Advisor.	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 42)	Secretary	Since June 2003	Associate General Counsel of the Advisor since January 2006; Counsel of the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 56)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 62)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

38

Brandes Separately Managed Account Reserve Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited)

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities.

We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

39

Advisor

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

Distributor

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

Transfer Agent

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue, 49th Floor
Los Angeles, CA 90071

Legal Counsel

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes Separately Managed Account Reserve Trust and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

INTERNATIONAL EQUITY FUND

GLOBAL EQUITY FUND

EMERGING MARKETS FUND

INTERNATIONAL
SMALL CAP EQUITY FUND

CORE PLUS FIXED INCOME FUND

CREDIT FOCUS YIELD FUND

SEMI-ANNUAL REPORT

For the periods ended
March 31, 2013

Brandes International Equity Fund

Dear Shareholder:

The Brandes International Equity Fund I shares gained 9.70% during the six months ended March 31, 2013, underperforming its benchmark, the MSCI EAFE Index, which rose 12.04% during the same period.

In this letter, I will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets

The last six months were marked with mixed results for international equity markets. In Japan, the weakening yen resulting from the new government’s promise to tackle deflation and support more export-friendly exchange rate helped boost investors’ confidence in the prospects of many companies in the country. In Europe, investors’ optimism shown toward the end of 2012 following the European Central Bank’s commitment to “do whatever it takes” to save the euro zone was lowered, but still maintained, during the first quarter of 2013. Political uncertainties surrounding some of European Union member countries — such as Italy — and Cyprus’ recent banking crisis weighed on investors’ skepticism toward equities in the region.

Amid this backdrop, international equities delivered favorable performance overall — as indicated by the positive returns of MSCI EAFE Index for the period.

The Fund

During the period, the Fund’s large overweight to and stock selection in the telecommunications services sector weighed most heavily on relative returns. The sector was home to six out of 10 largest performance detractors within the Fund, including Telecom Italia, France Telecom, Deutsche Telekom and Nippon Telegraph and Telephone Corp. The Fund’s allocations to the utilities sector also contributed negatively to performance, as represented by holdings in France-based GDF Suez and Brazil-based Eletrobras, which was down 42% during the period. Despite their unfavorable performances, we believe these companies continue to offer attractive upside potential and thus merit continued inclusion in the Fund.

Despite the negative relative performance, there were plenty of bright spots in the Fund. Holdings in the information technology (IT) and materials sectors made positive contributions to relative returns. Within materials, Mexican cement company Cemex, which returned about 47%, continued to benefit the Fund strongly. In the IT sector, the Fund was aided by holdings in Netherlands-based semiconductor manufacturer STMicroelectronics — the Fund’s best-performing stock on an absolute basis — and Switzerland-based TE Connectivity.

Brandes International Equity Fund

From a country perspective, the Fund’s overweight to Italy-based companies, including commercial bank Intesa Sanpaolo and the above-mentioned Telecom Italia, contributed most negatively to relative returns. Conversely, the Fund’s exposure to the Netherlands and the United Kingdom helped performance.

During the period, we sold select holdings as their prices appreciated toward our estimates of their intrinsic value, such as positions in Japan-based conglomerate Sony and the above-mentioned STMicrolectronics. Other eliminated positions included holdings in Netherlands-based chemicals company Akzo Nobel, Germany-based Deutsche Bank and two telecommunications services companies (Portugal-based Portugal Telecom and South Korea-based SK Telecom).

At the same time, we initiated new positions in companies such as Ireland-domiciled hard disk drives manufacturer Seagate Technology, France-based utility company Suez Environment and Japan-based electronic components producer TDK Corporation.

As of March 31, 2013, the Fund’s most substantial country weightings were in Japan, the United Kingdom and France. On a sector basis, the Fund’s largest exposures were to financials, telecommunications services and health care.

Outlook

Amid the ongoing uncertainties in the international equity markets, we continue to believe that our commitment to value investing remains crucial in helping our clients pursue long-term capital appreciation. As a true value investor, we are mindful of the relationship between stock price and intrinsic value. Our long-term focus helps us keep our investment decisions objective and uninfluenced by short-term market fads. We hold the view that some companies perceived as good could turn out to be poor investments due to their inflated stock prices driven by overly rosy expectations. On the other hand, out-of-favor companies could be excellent investments as widespread pessimism could disproportionately drive their prices down. As value practitioner Benjamin Graham was reportedly fond of saying, “In the short run, the market is a voting machine... but in the long run [it] is a weighing machine.” In this light, we believe valuations ultimately matter for investors focused on the road ahead.

We are excited about the future prospects of the Brandes International Equity Fund, and appreciate the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes International Equity Fund

Past performance does not guarantee future results.

Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The MSCI EAFE (Europe, Australasia, Far East) Index with net dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of 22 developed market country indices. This index often is used as a benchmark for international equity portfolios and includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Brandes International Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes International Equity Fund — Class I from March 31, 2003 to March 31, 2013 and in the Morgan Stanley Capital International EAFE Index.

Value of $1,000,000 vs Morgan Stanley Capital International
EAFE (Europe, Australasia and Far East) Index — (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2013
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Equity Fund
Class A	4.81%	N/A	N/A	-0.67%
Class A (with maximum sales charge)	-1.21%	N/A	N/A	-3.35%
Class C	N/A	N/A	N/A	-0.49	%(2)
Class E	4.81%	N/A	N/A	2.98%
Class I	4.95%	-1.72%	9.74%	8.39%
Morgan Stanley Capital International EAFE Index*	11.25%	-0.89%	9.69%	4.47%
(1)	The since inception dates are as follows: Class A: January 31, 2011; Class C: January 31, 2013; Class E: December 6, 2008; Class I: January 2, 1997.
(2)	Represents cumulative performance.

*  The average annual return shown is from the inception date of the Brandes International Equity Fund — Class I. The average annual returns since inception of the other classes of Brandes International Equity Fund are: Class A: 2.67%; and Class E: 6.73%. The cumulative return since the inception of the Brandes International Equity Fund — Class C is -0.14%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher

Brandes International Equity Fund

than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses. Currently, the expense level has not been exceeded.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2013 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Global Equity Fund

Dear Shareholder:

The Brandes Global Equity Fund I shares gained 12.34% during the six-month period ended March 31, 2013, outperforming the MSCI World Index, which returned 10.41% in the same period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period. I will also discuss how the Fund is positioned for the future.

The Markets

Global markets moved higher in the fourth quarter of 2012 and the first quarter of 2013 despite concerns about the euro zone sovereign debt crisis, seemingly unsolvable fiscal quandaries in Washington D.C. and other legislative crossroads around the world, as well as the Cyprus banking problems toward the end of the period. Whether the advance was caused by commitments from major central banks to keep easy money policies in place, or perhaps a result of disaster fatigue among equity investors everywhere, is unknown. Nonetheless, a growing sense that the global economic recovery from the financial crisis is perhaps now on a more sustainable track was evident throughout the period.

The Fund

The Fund’s return for the period was driven mainly by investments in the United States, as well as companies in the information technology, consumer staples and financials sectors. Despite the Fund’s substantial underweight in the United States — a region that performed meaningfully better than the broad market — relative to the MSCI World Index, individual stock selection strongly benefited the Fund’s absolute and relative returns. Among the Fund’s best-performing holdings were Safeway, Hewlett-Packard, Swiss Re AG, Western Digital and Carrefour, S.A.

Safeway, which like many traditional grocers lost market share to expanding discount food retailers over the last decade amid the economic slowdown, was up dramatically in the first quarter of 2013 due to the positive results of its loyalty program initiatives and a now more manageable food-inflation environment. Hewlett Packard’s share price also increased sharply after it announced better-than-expected earnings in the midst of its multi-year turnaround strategy.

During the period, the Fund’s performance was positively affected by the Japanese stock market’s strong upturn, as it outperformed most countries in both local currency and U.S. dollar. Since November 14, 2012, the Nikkei 225 has rallied 42% in yen and 21% in USD terms. The cause of the difference is the weakening of the yen, which has hampered returns for U.S. based investors, but on the other hand makes Japanese exporters, like automaker Toyota, much more competitive. Our overweight allocation to Japan has benefited from the positive change in market sentiment that was sparked by the new Japanese administration’s proposed economic policy changes.

Brandes Global Equity Fund

Japanese automakers Toyota and Honda Motor, which derive meaningful revenues from outside of Japan, fared well in the period. Sumitomo Mitsui Financial Group also registered gains.

The main performance detractors in the Global Equity Fund during the first quarter were investments in the telecommunications services sector, specifically in Europe. Telecom Italia and France Telecom have experienced share-price distress due to declining revenues, and a difficult regulatory environment that may have created excessive competition. Although these positions have not yet performed to our expectations, we continue to believe in their long-term prospects and hold them. There is a growing market perception that the telecom sector is perhaps nearing an inflection point and may possibly turn for the better, despite some very challenging industry fundamentals. We hold the view that the regulatory environment is likely to improve, and in the meantime the valuations of these and our other European telecoms are extremely attractive. As long-time value investors we place the most emphasis on attractive pricing.

The Fund’s weightings shifted during the quarter. Most notably, we eliminated our positions in Portugal Telecom, electronics manufacturers Sony and STM Microelectronics, Valero Energy and multinational document management firm Xerox as their share prices appreciated toward our estimates of intrinsic value. For Xerox, we had reduced our estimates of its intrinsic value over the past few years as we ultimately underestimated the extent and risk of the secular decline to Xerox’s core copier business, brought on by intense competition and the onset of mobile computing. For Sony, we sold our position as we no longer believe they can overcome the increased competition and margin destruction from lower-cost Korean, Taiwanese and Chinese competitors. The Fund established new positions in Brazil-based Banco Santander and Genting Malaysia, a hotels, restaurant and leisure company.

Our Outlook

While it may be too soon to say that global markets are done churning through the economic and political turmoil created by the recent financial crisis, there are tentative signs that headline risk may now be taking a back seat and that company fundamentals are once again gaining importance. Certainly macroeconomic factors will continue to cause short-term market price fluctuations, as they always have. But as value investors, we will keep our focus at the company level, and buy and hold businesses trading at a substantial discount to what we believe are their intrinsic business values, regardless of popular market sentiment. This approach appears most rational to us, and it is the style we are most comfortable with despite its periodic, mostly near-term shortcomings.

Brandes Global Equity Fund

As always, thank you for your business and the continued trust you have placed in us in managing your portfolio.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Index Guide

The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Nikkei 225 Index is an unmanaged stock market index for the Tokyo Stock Exchange (TSE). The Nikkei average is the most watched index of Asian stocks. It has been calculated daily by the Nihon Keizai Shimbun (Nikkei) newspaper since 1971. It is a price-weighted average (the unit is Yen), and the components are reviewed once a year.

Brandes Global Equity Fund

Past performance does not guarantee future results.

Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

Must be preceded or accompanied by a prospectus.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice. Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

The Brandes Global Equity Fund is distributed by Quasar Distributors, LLC.

Brandes Global Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Global Equity Fund — Class I from its inception (October 6, 2008) to March 31, 2013 and in the Morgan Stanley Capital International World Index.

Value of $1,000,000 vs Morgan Stanley Capital
International World Index — (Unaudited)

	Average Annual Total Return
	One Year	Three Years	Since Inception(1)
Brandes Global Equity Fund
Class A	10.04%	N/A	4.62%
Class A (with maximum sales charge)	3.72%	N/A	1.80%
Class C	N/A	N/A	2.59	%(2)
Class E	10.11%	5.92%	6.82%
Class I	10.33%	6.19%	7.01%
Morgan Stanley Capital International World Index*	11.85%	8.46%	9.07%
(1)	The since inception dates are as follows: Class A: January 31, 2011; Class C: January 31, 2013; Class E: October 6, 2008; Class I: October 6, 2008.
(2)	Represents cumulative performance.

*  The return shown is from the inception date of the Brandes Global Equity Fund — Class I and E (October 6, 2008). The average annual returns since inception of the other classes of Brandes Global Equity Fund are: Class A: 6.79%. The cumulative return since the inception of the Brandes Globlal Equity Fund — Class C is 2.51%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

Brandes Global Equity Fund

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2013 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Emerging Markets Fund

Dear Shareholder:

The Brandes Emerging Markets Fund I gained 8.08% during the six months ended March 31, 2013 and outperformed its benchmark, the MSCI Emerging Markets Index, which rose 3.95% for the same period.

In this letter, I will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets

The last six months were again marked with ups and downs for emerging markets. After closing the last three months of 2012 with a gain, emerging-market equities started off 2013 sluggishly. Positive notes from the fourth quarter of 2012, such as China’s manufacturing sector expansion and accelerated industrial output in India and Mexico, were countered by less-than-favorable news during the first quarter of 2013. Even though many emerging-market countries continue to boast solid economic growth, the overall growth during the past quarter has not been quite as good as expected — mainly driven by tepid, albeit positive, growth of the Chinese economy as well as worries surrounding the Russian and Brazilian economies. In addition, declining commodity prices might also have weighed on investors’ pessimism about the prospects of commodity-linked companies in the emerging markets.

The Fund

Allocations to the materials and industrials sectors contributed positively to relative returns, driven primarily by the Fund’s stock selections in both sectors. In materials, Mexican cement company Cemex continued to perform strongly; the stock gained almost 50% during the period and was the second-largest contributor to the Fund’s outperformance. In industrials, notable companies included Brazilian aerospace conglomerate Embraer, which also served as one of the Fund’s top-three positive contributors, as well as United Arab Emirates-based airline company Air Arabia and China-based logistics company Sinotrans.

During the period, select holdings in utilities and information technology partly offset the positive contributions from other sectors. Allocation to electric utilities industry served as the most negative contributor to relative returns — with companies such as Russia-based RusHydro, Brazil-based Eletrobas and India-based Reliance Infrastructure weighing on performance. Within information technology, the Fund’s position in Taiwanese computer peripherals supplier Compal Electronics detracted from performance. South Korean multinational electronics company Samsung Electronics generated positive absolute returns during the period; however, the Fund’s underweight in the stock compared to the benchmark resulted in negative net effect to relative performance.

From a country perspective, the Fund benefited strongly from select holdings in China, most notably People’s Food Holdings — the Fund’s best-performing stock during the period — as well as from exposures to Turkey and South Korea. Conversely, the Fund’s allocations to India and Russia hurt relative performance.

Brandes Emerging Markets Fund

We executed a number of transactions for the Fund during the period. We eliminated several positions in the utilities and financial sectors, including South Korea-based Korea Electric Power and Brazil-based commercial bank Itau Unibanco Holding. The Fund’s position in Taiwanese electronics company Novatek Microelectronics was also sold off. At the same time, we initiated new positions across several countries and sectors, including Mexican home builders Urbi Desarrollos and Homex, Malaysian hotels and leisure company Genting Malaysia, Luxembourg-domiciled food products company Adecoagro, Egypt-based tobacco producer Eastern Tobacco, and South Korea-based automobile company Kia Motors and auto component manufacturer Hyundai Mobis.

As of March 31, 2013, the Fund’s most substantial country weightings were in Brazil, South Korea and China. On a sector basis, the Fund’s largest exposures were to financials, telecommunication services, and consumer discretionary.

Outlook

Despite the emerging-market equity rally in the last few years, the fundamentals in the emerging markets remained attractive compared to those in global developed markets. As of March 31, 2013, the MSCI Emerging Markets Index was trading at a discount to the MSCI World Index, based on various price ratios such as price-to-earnings, price-to-book and price-to-cash flow. The Brandes Emerging Markets Fund had even more attractive fundamental characteristics, with lower price ratios than the index as of March 31, 2013.

Looking ahead and beyond the period’s gain, we believe many emerging-market companies continue to provide very appealing opportunities with long-term capital appreciation potential. With our commitment to long-term value investing and our discipline in bottom-up stock selection firmly in place, we remain convinced that the Fund is well positioned to pursue holdings in undervalued businesses offering broad emerging-market exposure.

Thank you for the trust you have placed in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes Emerging Markets Fund

Past performance does not guarantee future results.

Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. The values of the Fund’s investments fluctuate in response to the activities of individual companies and general stock market and economic conditions. In addition, the performance of foreign securities depends on the political and economic environments and other overall economic conditions in the countries where the Fund invests. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Price/Book:  Price per share divided by book value per share.

Price/Earnings:  Price per share divided by earnings per share.

Price/Cash Flow:  Price per share divided by cash flow per share.

Index Guide

The MSCI Emerging Markets Index with gross dividends is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of 21 emerging market country indices. This index includes dividends and distributions, but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

The MSCI World Index with net dividends is an unmanaged, free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. This index includes dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions, or other expenses of investing.

The Brandes Emerging Markets Fund is distributed by Quasar Distributors, LLC.

Brandes Emerging Markets Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Emerging Markets Fund — Class I from March 31, 2003 to March 31, 2013 and in the Morgan Stanley Emerging Markets Index.

Value of $1,000,000 vs Morgan Stanley Capital
Emerging Markets Index — (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2013**
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Emerging Markets Fund
Class A	3.30%	6.05%	18.94%	9.22%
Class A (with maximum sales charge)	-2.64%	4.80%	18.24%	8.83%
Class C	N/A	N/A	N/A	-2.52	%(2)
Class I	3.58%	6.28%	19.17%	9.49%
Morgan Stanley Capital International Emerging Markets Index	2.31%	1.39%	17.41%	7.59%
(1)	The since inception dates are as follow: Class A and Class I: January 31, 2011; Class C: January 31, 2013.
(2)	Represents cumulative performance.

**  Prior to January 31, 2011, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Emerging Markets Fund. The performance information shown for the Class I shares for periods before January 31, 2011 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to January 31, 2011 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the

Brandes Emerging Markets Fund

Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2013 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes International Small Cap Equity Fund

Dear Shareholder:

The Brandes International Small Cap Equity Fund I shares gained 15.94% during the six months ended March 31, 2013. For the same period, the Fund’s benchmark, the S&P Developed Ex-U.S. Small Cap Index, rose 12.38%.

In this letter, I will discuss sector-, country- and stock-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition during the past year. In addition, I will share insight into how the Fund is currently positioned for the future.

The Markets

The last six months marked an eventful period for international equity markets around the world. Leadership changes took place in a number of countries, such as in China with its new president Xi Jinping, and in Japan, where new prime minister Shinzo Abe promised to tackle deflation and support a more export-friendly Yen. Euzo zone also continued to dominate the headlines, with Italy’s recent political turmoil and Cyprus’ banking crisis.

Amid uncertainty over the global economy, it was a good period for international equities. Macroeconomic concerns during the period seemed to be outweighed by market-friendly news, such as global central banks’ continued campaign of easy monetary policy, which helped send markets higher during the last six months.

The Fund

Almost all sectors contributed positively to relative returns — with consumer staples, materials and industrials serving as the top three positive contributors. Within consumer staples, China-based hog processor People’s Food Holdings (PFH) gained an impressive 110% and was the Fund’s best-performing stock on absolute and relative basis. The position in PFH was sold off during the period as its share price approached our estimate of intrinsic value.

In materials, our underweight to and stock selection within the metals and mining industry, one of the more poorly performing industries within the benchmark, aided relative returns. In industrials, France-based professional services provider Teleperformance, one of the Fund’s top-three contributors on stock level, helped boost performance.

Consumer discretionary was the only sector that contributed negatively to relative performance, although the sector actually delivered overall positive absolute returns. The biggest detractors within this sector came from the household durables industry, with holdings such as Mexican home builders Desarorolladora Homex (Homex) and Urbi Desarrollos (Urbi), which were newly added during the period. Despite their recent unfavorable performance, we believe the long-term fundamentals of Mexican housing look attractive given a young and growing demographic, a well-funded and popular mortgage financing institution financed by employee paycheck deductions and a sizeable housing deficit estimated to be nine million units in size, according to

Brandes International Small Cap Equity Fund

the Mexican government. Given their current valuations and the opportunities we see in the Mexican homebuilding industry, in our opinion, the Fund’s holdings in this industry trade inexpensively and offer good upside potential.

From a country perspective, our overweight to and stock selection in China contributed most to outperformance, mainly due to the excellent performance of PFH. Our holdings in Canada, including communications equipment company Sierra Wireless, and France, most notably Teleperformance, also benefited the Fund. Conversely, the Fund’s exposures to Switzerland and Japan detracted from outperformance.

During the period, we executed a number of transactions within the Fund. In addition to PFH, we also sold off the Fund’s position in U.K.-based media company ITV PLC as its shares appreciated toward our estimate of intrinsic value. Other eliminated positions included Canada-based paper products manufacturer Supremex and Brazil-based telecom services company Telefonica Brasil.

Apart from Homex and Urbi, we also initiated a new position in another Mexican home builder, Consorcio ARA. Other new buys during the period included an Egypt-based tobacco producer Eastern Tobacco, Denmark’s second-largest pharmaceutical company Lundbeck and India’s largest private electric utility provider Reliance Infrastructure.

As of March 31, 2013, the Fund’s most substantial country weightings were in Japan, the United Kingdom and Canada. On a sector basis, the Fund’s largest exposures were to consumer discretionary, industrials and consumer staples.

Outlook

With limited analyst coverage and increasing number of companies that far outnumbers the number of international large-cap companies, international small caps represent a vast investment area offering potential pricing inefficiencies. We believe our fundamental, bottom-up stock selection approach could continue to help investors identify undervalued businesses in this area, while ensuring that the associated investment risks could be justified through adequate margin of safety (difference between a security’s price and our estimate of its intrinsic value).

We remain excited about the future of the Brandes International Small Cap Equity Fund and appreciate your trust in us.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes International Small Cap Equity Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities. Emerging country markets involve greater risk and volatility than more developed markets. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain of these currencies have experienced, and may experience in the future, substantial fluctuations or a steady devaluation relative to the U.S. dollar. The values of the Fund’s convertible securities are also affected by interest rates; if rates rise, the values of convertible securities may fall. Investments in small and medium capitalization companies tend to have limited liquidity and greater price volatility than investments in large capitalization companies. The Fund may invest in ETFs which are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF's shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange on which they trade, which may impact the Fund's ability to sell its shares.

Current and future portfolio holdings are subject to risk.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not considered a recommendation to buy or sell any security.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P. in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The S&P Developed Ex-U.S. SmallCap Index with gross dividends is an unmanaged, float-adjusted market capitalization weighted index that measures the equity performance of small capitalization companies from developed markets around the world, excluding the United States. This index includes dividends and distributions but does not reflect fees, brokerage commissions, withholding taxes, or other expenses of investing.

The Brandes International Small Cap Equity Fund is distributed by Quasar Distributors, LLC.

Brandes International Small Cap Equity Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes International Small Cap Fund — Class I from March 31, 2003 to March 31, 2013 and in the S&P Developed SmallCap — Excluding U.S. Index (“S&P Developed SmallCap — Ex. U.S. Index”) for the same period.

Value of $1,000,000 vs S&P Developed SmallCap —
Ex. U.S. Index — (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2013*
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes International Small Cap Fund
Class A	15.70%	9.20%	15.28%	10.43%
Class A (with maximum sales charge)	9.05%	7.92%	14.60%	10.04%
Class C	N/A	N/A	N/A	0.59	%(2)
Class I	16.05%	9.25%	15.31%	10.45%
S&P Developed SmallCap – Ex. U.S. Index	11.43%	1.51%	13.44%	6.73%
(1)	The since inception dates are as follows: Class A and Class I: January 31, 2012; Class C: January 31, 2013.
(2)	Represents cumulative performance.
*	Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes International Small Cap Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the

Brandes International Small Cap Equity Fund

differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2013 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standard (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Core Plus Fixed Income Fund

Dear Shareholder:

The Brandes Core Plus Fixed Income Fund I shares gained 2.24% during the six-month period ended March 31, 2013, outperforming the Barclays U.S. Aggregate Bond Index, which returned 0.09% in the same period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period. I will also discuss how the Fund is positioned for the future.

The Markets

Low volatility and modest returns seemed to have characterized the fixed-income markets in the six-month period ended March 31, 2013. After posting positive returns in the fourth quarter of 2012, the markets moved mostly sideways in the first quarter of 2013. Factors that contributed to the fourth-quarter gains included stimulative central-bank policies globally, a U.S. economy that continued to outperform its developed-country peers despite lackluster performance on an absolute basis, declining euro zone tail risk, another year of strong corporate fundamentals, and robust supply/demand technicals.

The market’s continued low volatility in all fixed-income sectors persisted in the first three months of 2013. It’s interesting to note that the first quarter of 2013 marked the first negative quarterly return for the index since the fourth quarter of 2010, and the first negative first-quarter performance since 2006.

The Fund

The Fund’s positive performance during the six-month period in review was led by holdings in the asset-backed securities (ABS) sector, particularly those backed by pools of private student loans. Within corporate bonds, banks, building products and utilities were the biggest positive return contributors. In a low-volatility environment, we believe carry is king — income advantage versus the benchmark was beneficial. In the first quarter, this focus worked for the Fund — with much of the relative performance attributable to the yield advantage versus the index.

Fund activity in the first quarter was modest. We initiated new positions in preferred stock of Pitney Bowes International Inc, ING USA Inc, ArcelorMittal, and a U.S. Dollar denominated issue of Israel Electric Corp. Sales activity was limited to a pare-back of Mohawk Industries, a buildings product company that approached our estimate of its fair value, and the full sale of a subprime ABS originally issued by Countrywide.

The duration of the Fund at the end of the quarter remained shorter than that of the benchmark. The Fund’s excess yield compared to the benchmark helped relative returns. The largest overweight is to the corporate sector. Within the corporate sector, the largest overweights relative to the benchmark are in the financial, utility and homebuilding/building products industries. The Fund remains underweight agency mortgage-backed pass-through securities in favor of mortgage-backed securities

Brandes Core Plus Fixed Income Fund

(MBS) that, in our view, offer a more compelling value proposition than agency pass throughs: non-agency MBS, trust interest only MBS, and private student loan ABS. The Fund does not have any direct exposure to European sovereign securities, but does have a small weighting in U.S. dollar-denominated securities of Ireland-based building products company CRH Inc., telecommunications firm Telecom Italia and Spanish telecom company Telefonica.

Our Outlook

With interest rates seemingly stuck at historic lows, the search for price return and yield in the fixed-income market remains challenging. There are two questions that we receive more often than any other in recent months: Is there any value left in the corporate bond market? And what will happen to the Fund when rates begin to rise?

The answer to the first question is that while it has become more challenging to find mispriced securities, we believe value continues to exist in certain pockets of the corporate bond market. In our view it simply takes more discipline, patience, and a rigorous bottom-up approach to find securities that offer a compelling value proposition than in past years when the correlation on virtually all assets and securities was near one.

We believe that historically there has been a sweet spot in the corporate bond market around the low-end of investment-grade and upper-end of high-yield. This is an area where we often see compelling opportunity. Simply put, the market is principally segmented to investment-grade managers and high-yield managers. Thus, when a bond trends toward high-yield, investment-grade managers often are forced to sell, and since high-yield managers tend to focus on lower-quality bonds these cross-over bonds often do not have a natural buyer. This potentially creates the sweet spot mentioned above. The numbers also reflect this market inefficiency. Since 1984 the average incremental credit loss from bonds downgraded from BBB to BB is 0.55%, but the average annual spread widening for bonds downgraded from BBB to BB is 1.80% — or triple the incremental credit loss.

We have written in the past about how corporate bonds have historically outperformed the Barclays U.S. Aggregate Bond Index in periods of rising interest rates. Our contention has been that if rates begin to rise, it will likely be primarily due to improvement in the domestic economy and in all likelihood the global economy. If this turns out to be the case, this generally bodes well for corporate income statements and corporate balance sheets — i.e., corporate risk profiles will likely improve. Therefore, one does not have to make too large of a leap to conclude that if and when rates begin to rise, credit spreads can tighten further.

Barclays recently performed an analysis where they found the historical beta (1993-March 22, 2013) of Barclays U.S. Credit Bond Index spreads to interest rates is -0.23x. This means that for a 1% increase in 10-year U.S. Treasury yields, credit spreads tend to tighten 23 basis points — or to put it another way, approximately one quarter of the interest-rate rise is expected to be offset by spread tightening. Barclays

Brandes Core Plus Fixed Income Fund

analysis further found, as you might expect, that the spread beta is more negative for BBB rated securities: -0.57x for financials and -0.33x for non-financials.

Regarding the second question about how the Fund will behave in a rising rate environment — the short answer is that we don’t know — particularly since the current environment is unprecedented in not only the absolute level of interest rates but also in the magnitude of central-bank manipulation. The longer answer is that based on history, we believe that by owning a diversified portfolio containing an allocation to corporate bonds and credit-sensitive MBS, investors may be able to mitigate some of the negative impact of higher rates (of course with the caveat that past performance is not a guarantee of future results).

We anticipate that 2013 will likely be a lower total-return year for the credit market. This is a simple reality dictated by tighter spreads and lower yields to start the year than previous years. We feel that in an environment like this, a more important factor in determining success over the coming year will be what an investor buys rather than if they buy. Quite frankly, we’d still like to see an uptick in volatility. With a low-volatility first quarter now in the books, we do not see a reason to amend our outlook from three months ago.

We like the securities we hold and feel that the Fund has an attractive value component. We also believe that we have a fair amount of dry powder to increase the value component of the Fund if volatility experiences an uptick and real credit risk becomes mispriced. While we’ve been able to deliver strong relative performance over the last few years, we believe that an environment that rewards bottom-up, fundamental research and security selection continues to unquestionably play to our strengths.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes Core Plus Fixed Income Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Index Guide

The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denomi-

Brandes Core Plus Fixed Income Fund

nated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays U.S. Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. The US Credit Index comprises the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The US Credit Index was called the US Corporate Investment Grade Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. Index history is available back to 1973. The US Credit Index is a subset of the US Government/Credit Index and the US Aggregate Index. The index is a total return index which reflects the price changes and interest of each bond in the index.

Please note that all indices are unmanaged are not available for direct investment.

Duration:  the weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Carry:  The income advantage versus a fixed-income index as measured by yield-to-worst maturity.

Yield:  The annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Beta:  A stock’s (or a portfolio’s) beta measures its volatility versus an index. A stock (or portfolio) with a beta higher than 1 has tended to exhibit more volatility than the index, while a stock (or portfolio) with a beta between 0 and 1 has tended to exhibit less volatility than the index.

Dry powder:  Securities considered to be dry powder could be Treasuries or other fixed–income investments that can be liquidated on short notice (Investopedia, retrieved 10/8/2012)

Basis Point:  A unit that is equal to 1/100th of 1%, and is used to indicate the change in a financial instrument.

The Brandes Core Plus Fixed Income Fund is distributed by Quasar Distributors, LLC.

Brandes Core Plus Fixed Income Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Core Plus Fixed Income Fund — Class I from its inception (December 28, 2007) to March 31, 2013 and in the Barclays Capital U.S. Aggregate Index.

Value of $1,000,000 vs Barclays Capital
U.S. Aggregate Index — (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2013
	One Year	Three Years	Since Inception(1)
Brandes Core Plus Fixed Income Fund
Class A	N/A	N/A	0.55	%(2)
Class A (with maximum sales charge)	N/A	N/A	-3.25	%(2)
Class E	7.23%	7.49%	5.34%
Class I	7.35%	7.68%	5.43%
Barclays Capital U.S. Aggregate Index*	3.77%	5.52%	5.69%
(1)	The since inception dates are as follows: Class A: January 31, 2013; Class E: May 28, 2008; Class I: December 28, 2007.
(2)	Represents cumulative performance.

*  The Barclays Capital U.S. Aggregate Index since inception return shown is from the inception date of the Brandes Core Plus Fixed Income Fund — Class I. The average annual returns since inception of the other classes of Brandes Institutional Core Plus Fixed Income Fund are: Class E: 5.85%. The cumulative return since the inception of the Brandes Institutional Core Plus Fixed Income Fund — Class A is 0.58%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher

Brandes Core Plus Fixed Income Fund

than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2013 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC.

Brandes Credit Focus Yield Fund

Dear Shareholder:

The Brandes Institutional Credit Focus Yield Fund I shares gained 1.93% during the six-month period ended March 31, 2013, outperforming the Barclays U.S. Intermediate Credit Bond Index, which returned 1.42% in the same period.

In this letter, I will examine the sector- and security-specific factors that affected the Fund’s performance and describe changes in the Fund’s composition for the six-month period. I will also discuss how the Fund is positioned for the future.

The Markets

Low volatility and modest returns seemed to have characterized the fixed-income markets in the six-month period ended March 31, 2013. After posting positive returns in the fourth quarter of 2012, the markets moved mostly sideways in the first quarter of 2013. Factors that contributed to the fourth-quarter gains included stimulative central-bank policies globally, a U.S. economy that continued to outperform its developed-country peers despite lackluster performance on an absolute basis, declining euro zone tail risk, another year of strong corporate fundamentals, and robust supply/demand technicals.

The theme of low volatility persisted in the first three months of 2013 among all fixed-income sectors. It’s interesting to note that the first quarter of 2013 marked the first negative quarterly return for the index since the fourth quarter of 2010, and the first negative first-quarter performance since 2006.

The Fund

The Fund’s positive performance was led by holdings in banks, life insurance and independent energy. Our allocation to Treasuries was a modest drag on performance.

The Fund’s portfolio activity in the first quarter was modest. We initiated new positions in preferred stock of Pitney Bowes International Inc, ING USA Inc, ArcelorMittal, and a U.S. Dollar denominated issue of Israel Electric Corp. Sales activity was limited to a pare-back of a building products company that approached our estimate of its fair value. The duration of the portfolio at the end of the quarter remained shorter than that of the benchmark. The Fund’s excess yield compared to the benchmark helped relative returns.

Within the corporate sector, the largest overweights are in the financial, utility and homebuilder/building products industries. The portfolio does not have any direct exposure to European sovereign securities, but does have a small weighting in U.S. dollar-denominated securities of an Ireland-based building products company — CRH Inc., an Italian telecommunications company — Telecom Italia and a Spanish telecommunications firm- Telefonica.

Brandes Credit Focus Yield Fund

Our Outlook

With interest rates seemingly stuck at historic lows, the search for price return and yield in the fixed-income market remains challenging. There are two questions that we receive more often than any other in recent months: Is there any value left in the corporate bond market? And what will happen to the Fund when rates begin to rise?

The answer to the first question is that while it has become more challenging to find mispriced securities, we believe value continues to exist in certain pockets of the corporate bond market. In our view it simply takes more discipline, patience, and a rigorous bottom-up approach to find securities that offer a compelling value proposition than in past years when the correlation on virtually all assets and securities was near one.

We believe that historically there has been a sweet spot in the corporate bond market around the low-end of investment-grade and upper-end of high-yield. This is an area where we often see compelling opportunity. Simply put, the market is principally segmented to investment-grade managers and high-yield managers. Thus, when a bond trends toward high-yield, investment-grade managers often are forced to sell, and since high-yield managers tend to focus on lower-quality bonds these cross-over bonds often do not have a natural buyer. This potentially creates the sweet spot mentioned above. The numbers also reflect this market inefficiency. Since 1984 the average incremental credit loss from bonds downgraded from BBB to BB is 0.55%, but the average annual spread widening for bonds downgraded from BBB to BB is 1.80% — or triple the incremental credit loss.

We have written in the past about how corporate bonds have historically outperformed the Barclays U.S. Aggregate Bond Index in periods of rising interest rates. Our contention has been that if rates begin to rise, it will likely be primarily due to improvement in the domestic economy and in all likelihood the global economy. If this turns out to be the case, this generally bodes well for corporate income statements and corporate balance sheets — i.e., corporate risk profiles will likely improve. Therefore, one does not have to make too large of a leap to conclude that if and when rates begin to rise, credit spreads can tighten further.

Barclays recently performed an analysis where they found the historical beta (1993-March 22, 2013) of Barclays U.S. Credit Bond Index spreads to interest rates is -0.23x. This means that for a 1% increase in 10-year U.S. Treasury yields, credit spreads tend to tighten 23 basis points — or to put it another way, approximately one quarter of the interest-rate rise is expected to be offset by spread tightening. Barclays analysis further found, as you might expect, that the spread beta is more negative for BBB rated securities: -0.57x for financials and -0.33x for non-financials.

Regarding the second question about how the Fund will behave in a rising rate environment — the short answer is that we don’t know — particularly since the current environment is unprecedented in not only the absolute level of interest rates but also in the magnitude of central-bank manipulation. The longer answer is that based on

Brandes Credit Focus Yield Fund

history, we believe that by owning a diversified portfolio containing an allocation to corporate bonds and credit-sensitive MBS, investors may be able to mitigate some of the negative impact of higher rates (of course with the caveat that past performance is not a guarantee of future results).

We anticipate that 2013 will likely be a lower total-return year for the credit market. This is a simple reality dictated by tighter spreads and lower yields to start the year than previous years. We feel that in an environment like this, a more important factor in determining success over the coming year will be what an investor buys rather than if they buy. Quite frankly, we’d still like to see an uptick in volatility. With a low-volatility first quarter now in the books, we do not see a reason to amend our outlook from three months ago.

We like the securities we hold and feel that the Fund has an attractive value component. We also believe that we have a fair amount of dry powder to increase the value component of the Fund if volatility experiences an uptick and real credit risk becomes mispriced. While we’ve been able to deliver strong relative performance over the last few years, we believe that an environment that rewards bottom-up, fundamental research and security selection continues to unquestionably play to our strengths.

Sincerely yours,

Jeffrey A. Busby, CFA
President
Brandes Investment Trust

Brandes Credit Focus Yield Fund

Past performance does not guarantee future results.

Market conditions may impact performance. The performance results presented were achieved in particular market conditions which may not be repeated. Moreover, the current market volatility and uncertain regulatory environment may have a negative impact on future performance.

The Fund invests in foreign securities, which involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards and less stringent regulation of securities markets.

International and emerging markets investing is subject to certain risks such as currency fluctuations and social and political changes; such risks may result in greater share price volatility. Emerging market countries involve greater risks, such as immature economic structures, national policies restricting investments by foreigners, and different legal systems. Below investment grade debt securities are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.

Unlike bonds issued or guaranteed by the U.S. government or its agencies, stocks and other bonds are not backed by the full faith and credit of the United States. Stock and bond prices will experience market fluctuations. Please note that the value of government securities and bonds in general have an inverse relationship to interest rates. Bonds carry the risk of default, or the risk than an issuer will be unable to make income or principal payment. There is no assurance that private guarantors or insurers will meet their obligations. The credit quality of the investments in the portfolio is no guarantee of the safety or stability of the portfolio. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Please refer to the Schedule of Investments in the report for complete holdings information. Fund holdings, geographic allocations and/or sector allocations are subject to change at any time and are not a recommendation to buy or sell any security.

Investment performance reflects fee waivers and/or reimbursement of expenses. In the absence of such waivers/reimbursements, total return would be reduced.

The foregoing reflects the thoughts and opinions of Brandes Investment Partners® exclusively and is subject to change without notice.

Brandes Investment Partners® is a registered trademark of Brandes Investment Partners, L.P., in the United States and Canada.

Must be preceded or accompanied by a prospectus.

Brandes Credit Focus Yield Fund

Index Guide

The Barclays U.S. Intermediate Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. The index includes securities in the intermediate maturity range of the U.S. Credit Index. The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. The index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index consisting of U.S. dollar-denominated, fixed-rate, taxable bonds. The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS and CMBS. The U.S. Aggregate rolls up into other Barclays Capital flagship indices such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976. The index is a total return index which reflects the price changes and interest of each bond in the index.

The Barclays U.S. Credit Bond Index is an unmanaged index consisting of U.S. dollar-denominated, publicly issued, fixed-rate corporate securities. The US Credit Index comprises the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. The US Credit Index was called the US Corporate Investment Grade Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. Index history is available back to 1973. The US Credit Index is a subset of the US Government/Credit Index and the US Aggregate Index. The index is a total return index which reflects the price changes and interest of each bond in the index.

Duration:  the weighted maturity of a fixed-income investment’s cash flows, used in the estimation of the price sensitivity of fixed-income securities for a given change in interest rates.

Yield:  The annual income from the investment (dividend, interest, etc.) divided by the current market price of the investment.

Beta:  A stock’s (or a portfolio’s) beta measures its volatility versus an index. A stock (or portfolio) with a beta higher than 1 has tended to exhibit more volatility than the index, while a stock (or portfolio) with a beta between 0 and 1 has tended to exhibit less volatility than the index.

Dry powder:  Securities considered to be dry powder could be Treasuries or other fixed–income investments that can be liquidated on short notice (Investopedia, retrieved 10/8/2012)

Basis Point:  A unit that is equal to 1/100th of 1%, and is used to indicate the change in a financial instrument.

The Brandes Credit Focus Yield Fund is distributed by Quasar Distributors, LLC.

Brandes Credit Focus Yield Fund

The following chart compares the value of a hypothetical $1,000,000 investment in the Brandes Credit Focus Yield Fund — Class I from March 31, 2003 to March 31, 2013 as compared with the Barclays Capital U.S. Intermediate Credit Index.

Value of $1,000,000 vs Barclays Capital
U.S. Intermediate Credit Index — (Unaudited)

	Average Annual Total Return Periods Ended March 31, 2013*
	One Year	Five Years	Ten Years	Since Inception(1)
Brandes Credit Focus Yield Fund
Class A	6.11%	N/A	N/A	5.98%
Class A (with maximum sales charge)	2.16%	N/A	N/A	2.32%
Class I	6.41%	6.63%	6.57%	6.82%
Barclays Capital U.S. Intermediate Credit Index*	5.96%	6.54%	5.41%	6.51%
(1)	The since inception dates are as follows: Class A: March 1, 2012; Class I: January 31, 2012.

*   Prior to February 1, 2012, the Advisor managed a private investment fund with an investment objective, investment policies and strategies that were, in all material respects, equivalent to those of the Brandes Credit Focus Yield Fund. The performance information shown for the Class I shares for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund. The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC. The performance information shown for the Class A shares has been adjusted to reflect the differences in the net expense ratios between the Class I and A shares. The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the

Brandes Credit Focus Yield Fund

1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-331-2979.

The returns shown do not reflect the deduction of taxes that a shareholders would pay on Fund distributions or the redemption of Fund shares. The Advisor has a fee waiver arrangement in place to limit the Fund’s annual operating expenses.

Sector Allocation as a Percentage of Total Investments as of
March 31, 2013 (Unaudited)

The sector classifications represented in the graph above and industry classifications represented in the Schedule of Investments are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, INC. and Standard & Poor Financial Services LLC.

Brandes Investment Trust

Expense Example (Unaudited)

As a shareholder of a Fund, you incur ongoing costs, including investment advisory and administrative fees and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2012 to March 31, 2013 (the “Period”).

Actual Expenses

This section provides information about actual account values and actual expenses. The “Ending Account Value” shown is derived from the Fund’s actual return. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Core Plus Fixed Income Fund	$1,000.00	$1,022.40	0.50%	$2.52
Credit Focus Yield Fund	$1,000.00	$1,019.30	0.70%	$3.52
Emerging Markets Fund	$1,000.00	$1,080.80	1.12%	$5.81
Global Equity Fund	$1,000.00	$1,123.40	1.00%	$5.29
International Equity Fund	$1,000.00	$1,097.00	1.05%	$5.49
International Small Cap Fund	$1,000.00	$1,159.40	1.15%	$6.19

	Class E
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Core Plus Fixed Income Fund	$1,000.00	$1,022.30	0.70%	$3.53
Global Equity Fund	$1,000.00	$1,122.40	1.25%	$6.61
International Equity Fund	$1,000.00	$1,095.60	1.20%	$6.27

Brandes Investment Trust

	Class A
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Core Plus Fixed Income Fund	$1,000.00	$1,005.50	0.70%	$1.13
Credit Focus Yield Fund	$1,000.00	$1,018.80	0.95%	$4.78
Emerging Markets Fund	$1,000.00	$1,080.30	1.37%	$7.11
Global Equity Fund	$1,000.00	$1,122.10	1.25%	$6.61
International Equity Fund	$1,000.00	$1,095.40	1.30%	$6.79
International Small Cap Fund	$1,000.00	$1,157.00	1.40%	$7.53

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period**
Emerging Markets Fund	$1,000.00	$974.80	2.12%	$3.38
Global Equity Fund	$1,000.00	$1,025.90	2.00%	$3.27
International Equity Fund	$1,000.00	$995.10	2.05%	$3.31
International Small Cap Fund	$1,000.00	$1,005.90	2.15%	$3.49

Hypothetical Example for Comparison Purposes

This section provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Brandes Investment Trust

	Class I
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Core Plus Fixed Income Fund	$1,000.00	$1,022.44	0.50%	$2.52
Credit Focus Yield Fund	$1,000.00	$1,021.44	0.70%	$3.53
Emerging Markets Fund	$1,000.00	$1,019.35	1.12%	$5.64
Global Equity Fund	$1,000.00	$1,019.95	1.00%	$5.04
International Equity Fund	$1,000.00	$1,019.70	1.05%	$5.29
International Small Cap Fund	$1,000.00	$1,019.20	1.15%	$5.79

	Class E
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Core Plus Fixed Income Fund	$1,000.00	$1,021.44	0.70%	$3.53
Global Equity Fund	$1,000.00	$1,018.70	1.25%	$6.29
International Equity Fund	$1,000.00	$1,018.95	1.20%	$6.04

	Class A
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period*
Core Plus Fixed Income Fund	$1,000.00	$1,006.95	0.70%	$1.14
Credit Focus Yield Fund	$1,000.00	$1,020.19	0.95%	$4.78
Emerging Markets Fund	$1,000.00	$1,018.10	1.37%	$6.89
Global Equity Fund	$1,000.00	$1,018.70	1.25%	$6.29
International Equity Fund	$1,000.00	$1,018.45	1.30%	$6.54
International Small Cap Fund	$1,000.00	$1,017.95	1.40%	$7.04

	Class C
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During the Period**
Emerging Markets Fund	$1,000.00	$1,004.66	2.12%	$3.43
Global Equity Fund	$1,000.00	$1,004.85	2.00%	$3.24
International Equity Fund	$1,000.00	$1,004.77	2.05%	$3.32
International Small Cap Fund	$1,000.00	$1,004.61	2.15%	$3.48
*	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ expense ratio for the period, multiplied by the average account value over the period, multiplied by 59/365.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited)

Shares		Value
COMMON STOCKS – 94.16%
Brazil – 2.92%
198,354	Banco do Brasil SA	$2,687,582
346,900	Banco Santander Brasil SA – ADR	2,518,494
343,130	Centrais Electricas Brasileiras SA – ADR	1,173,505
216,934	Tim Participacoes SA – ADR	4,746,516
		11,126,097
France – 14.92%
365,204	Carrefour SA	10,004,153
679,904	France Telecom SA	6,889,377
586,957	GDF Suez	11,276,029
514,348	Natixis	1,956,769
55,100	Renault SA	3,456,855
74,935	Sanofi	7,642,296
329,869	Suez Environnement S.A.	4,206,228
237,594	Total SA	11,379,340
		56,811,047
Germany – 2.72%
81,100	Daimler AG	4,422,989
562,200	Deutsche Telekom AG	5,951,638
		10,374,627
Ireland – 2.97%
466,948	CRH Plc	10,333,827
27,000	Seagate Technology Plc	987,120
		11,320,947
Italy – 6.37%
368,215	ENI SpA	8,243,767
1,949,178	Intesa Sanpaolo SpA	2,871,934
3,416,812	Intesa Sanpaolo SpA Savings Shares	4,329,241
422,400	Italcementi SpA Savings Shares	1,248,577
4,166,774	Telecom Italia SpA	2,938,854
7,522,450	Telecom Italia SpA Savings Shares	4,637,842
		24,270,215
Japan – 24.93%
89,800	Astellas Pharma, Inc.	4,846,225
160,500	Canon, Inc.	5,898,374
293,400	Dai Nippon Printing Co. Ltd.	2,803,297
326,202	Daiichi Sankyo Co. Ltd.	6,296,595
288,000	FUJIFILM Holdings Corp.	5,712,824
154,400	Honda Motor Co. Ltd.	5,946,019
911,700	Mitsubishi UFJ Financial Group, Inc.	5,500,502
229,899	MS&AD Insurance Group Holdings	5,120,642
213,200	Nippon Telegraph & Telephone Corp.	9,308,225
219,000	NKSJ Holdings, Inc.	4,613,267
61,800	Ono Pharmaceutical Co. Ltd.	3,819,539
55,600	Rohm Co. Ltd.	1,927,808
109,498	Sumitomo Mitsui Financial Group, Inc.	4,492,141
703,000	Sumitomo Mitsui Trust Holdings, Inc.	3,347,565
32,400	Taisho Pharmaceutical Co. Ltd.	2,296,350
104,800	Takeda Pharmaceutical Co. Ltd.	5,741,233
83,300	TDK Corp.	2,927,627
214,500	Tokio Marine Holdings, Inc.	6,205,566
157,000	Toyota Motor Corp.	8,095,827
		94,899,626
Mexico – 2.75%
297,298	America Movil SAB de CV – ADR	6,231,366
346,085	Cemex SAB de CV – ADR(a)	4,225,698
		10,457,064
Netherlands – 7.06%
980,507	Aegon NV	5,920,382
489,052	Koninklijke Ahold NV	7,497,332
186,804	Unilever NV	7,654,047
265,201	Wolters Kluwer NV	5,795,160
		26,866,921

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

Shares		Value
Russia – 1.73%
102,003	Lukoil OAO – ADR(a)	$6,579,194
Singapore – 1.01%
569,000	Flextronics International Ltd.(a)	3,846,440
South Korea – 1.34%
17,311	POSCO	5,094,137
Spain – 0.74%
207,977	Telefonica SA	2,817,797
Sweden – 1.78%
542,200	Telefonaktiebolaget LM Ericsson	6,792,518
Switzerland – 5.98%
102,620	Swiss Re AG	8,357,584
203,172	TE Connectivity Ltd.	8,519,002
382,337	UBS AG	5,879,279
		22,755,865
United Kingdom – 16.94%
180,255	AstraZeneca Plc	9,041,763
1,109,421	Barclays Plc	4,936,128
1,495,870	BP Plc	10,519,014
273,720	GlaxoSmithKline Plc	6,409,741
406,000	HSBC Holdings Plc	4,331,869
1,421,700	ITV Plc	2,803,209
791,400	J. Sainsbury Plc	4,558,443
797,900	Kingfisher Plc	3,497,480
1,061,819	Marks & Spencer Group Plc	6,296,780
1,807,800	Vodafone Group Plc	5,129,984
1,664,011	Wm. Morrison Supermarkets Plc	6,994,376
		64,518,787
TOTAL COMMON STOCKS (Cost $381,832,815)		$358,531,282
PREFERRED STOCKS – 1.82%
Brazil – 1.82%
309,550	Petroleo Brasileiro SA – ADR	$5,618,332
49,463	Telefonica Brasil SA – ADR	1,319,673
TOTAL PREFERRED STOCKS (Cost $9,956,390)		$6,938,005

	Principal Amount	Value
SHORT TERM INVESTMENT – 1.90%
Repurchase Agreement – 1.90%
State Street Bank and Trust Repurchase Agreement, (Dated 3/29/13), due 4/1/13, 0.01%, [Collateralized by $7,605,000 Fannie Mae Bond, 2.08%, 11/2/22, (Market Value $7,610,182)] (proceeds $7,245,877).	$7,245,869	$7,245,869
TOTAL SHORT TERM INVESTMENT (Cost $7,245,869)		$7,245,869
Total Investments (Cost $399,035,074) – 97.88%		$372,715,156
Other Assets in Excess of Liabilities – 2.12%		8,069,321
TOTAL NET ASSETS – 100.00%		$380,784,477

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2013 (Unaudited)

COMMON STOCKS
Automobiles	5.76%
Capital Markets	1.54%
Commercial Banks	9.71%
Commercial Services & Supplies	0.74%
Communications Equipment	1.78%
Computers & Peripherals	0.26%
Construction Materials	4.15%
Diversified Telecommunication Services	8.55%
Electric Utilities	0.31%
Electronic Equipment, Instruments & Components	5.52%
Food & Staples Retailing	7.63%
Food Products	2.01%
Insurance	7.94%
Media	2.26%
Metals & Mining	1.34%
Multiline Retail	1.65%
Multi-Utilities	4.07%
Office Electronics	1.55%
Oil, Gas & Consumable Fuels	9.64%
Pharmaceuticals	12.10%
Semiconductors & Semiconductor Equipment	0.51%
Specialty Retail	0.92%
Wireless Telecommunication Services	4.22%
TOTAL COMMON STOCKS	94.16%
PREFERRED STOCKS
Diversified Telecommunication Services	0.35%
Oil, Gas & Consumable Fuels	1.47%
TOTAL PREFERRED STOCKS	1.82%
REPURCHASE AGREEMENTS	1.90%
TOTAL INVESTMENTS	97.88%
Other Assets in Excess of Liabilities	2.12%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited)

Shares		Value
COMMON STOCKS – 96.36%
Automobiles – 3.27%
11,900	Honda Motor Co. Ltd.	$458,275
12,500	Toyota Motor Corp.	644,572
		1,102,847
Beverages – 2.60%
11,090	Pepsico, Inc.	877,330
Building Products – 1.03%
17,100	Masco Corp.	346,275
Capital Markets – 2.73%
14,200	Bank Of New York Mellon Corp.	397,458
8,848	State Street Corp.	522,828
		920,286
Commercial Banks – 6.71%
44,073	Banco Santander Brasil SA – ADR	319,970
77,256	Intesa Sanpaolo SpA	113,830
146,200	Intesa Sanpaolo SpA Savings Shares	185,241
71,600	Mitsubishi UFJ Financial Group, Inc.	431,980
3,990	PNC Financial Services Group, Inc.	265,335
8,076	Sumitomo Mitsui Financial Group, Inc.	331,317
16,669	Wells Fargo & Co.	616,586
		2,264,259
Communications Equipment – 1.62%
43,500	Telefonaktiebolaget LM Ericsson	544,955
Computers & Peripherals – 3.40%
18,684	Hewlett Packard Co.	445,427
13,940	Western Digital Corp.	700,903
		1,146,330
Construction Materials – 2.04%
31,101	CRH Plc	688,283
Diversified Financial Services – 3.39%
45,532	Bank of America Corp.	554,580
13,346	Citigroup, Inc.	590,427
		1,145,007
Diversified Telecommunication Services – 7.07%
43,200	Deutsche Telekom AG	457,330
49,563	France Telecom SA	502,215
15,300	Nippon Telegraph & Telephone Corp.	667,992
875,400	Telecom Italia SpA Savings Shares	539,713
15,952	Telefonica SA	216,127
		2,383,377
Electric Utilities – 0.24%
24,100	Centrais Electricas Brasileiras SA – ADR	82,422
Electronic Equipment, Instruments & Components – 4.93%
48,190	Corning, Inc.	642,373
17,300	FUJIFILM Holdings Corp.	343,166
16,200	TE Connectivity Ltd.	679,266
		1,664,805
Food & Staples Retailing – 9.14%
23,795	Carrefour SA	651,824
40,000	J. Sainsbury Plc	230,399
34,200	Koninklijke Ahold NV	524,298
27,050	Safeway, Inc.	712,767
13,500	The Kroger Co.	447,390
123,100	Wm. Morrison Supermarkets Plc	517,429
		3,084,107
Food Products – 1.74%
14,300	Unilever NV	585,924
Health Care Equipment & Supplies – 1.24%
53,600	Boston Scientific Corp.(a)	418,616
Hotels, Restaurants & Leisure – 1.10%
311,700	Genting Malaysia Berhad	370,020
Insurance – 6.30%
70,884	Aegon NV	428,003
16,000	MS&AD Insurance Group Holdings	356,375
15,200	NKSJ Holdings, Inc.	320,190
7,800	Swiss Re AG	635,249

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

Shares		Value
13,300	Tokio Marine Holdings, Inc.	$384,774
		2,124,591
Media – 1.85%
20,500	News Corp.	625,660
Multiline Retail – 1.56%
88,900	Marks & Spencer Group Plc	527,193
Multi-Utilities – 2.49%
43,584	GDF Suez	837,292
Office Electronics – 1.49%
13,700	Canon, Inc.	503,475
Oil, Gas & Consumable Fuels – 10.37%
108,900	BP Plc	765,789
41,250	Chesapeake Energy Corp.	841,913
32,200	ENI SpA	720,908
6,700	Lukoil OAO – ADR(a)	432,150
15,378	Total SA	736,515
		3,497,275
Pharmaceuticals – 13.35%
8,900	Astellas Pharma, Inc.	480,305
11,500	AstraZeneca Plc	576,852
23,300	Daiichi Sankyo Co. Ltd.	449,754
7,800	Eli Lilly & Co.	442,962
24,000	GlaxoSmithKline Plc	562,011
6,589	Merck & Co., Inc.	291,431
25,054	Pfizer, Inc.	723,059
5,500	Sanofi	560,921
7,600	Takeda Pharmaceutical Co. Ltd.	416,349
		4,503,644
Semiconductors & Semiconductor Equipment – 1.51%
23,364	Intel Corp.	510,503
Software – 2.69%
31,700	Microsoft Corp.	906,937
Wireless Telecommunication Services – 2.50%
22,600	America Movil SAB de CV – ADR	473,696
16,900	Tim Participacoes SA – ADR	369,772
		843,468
TOTAL COMMON STOCKS (Cost $29,090,079)		$32,504,881

	Principal Amount	Value
SHORT TERM INVESTMENTS – 3.18%
Repurchase Agreement – 3.18%
State Street Bank and Trust Repurchase Agreement, (Dated 3/29/13), due 4/1/13, 0.01%, [Collateralized by $1,125,000 Fannie Mae Bond, 2.08%, 11/2/22, (Market Value $1,125,767)] (proceeds $1,072,064).	$1,072,063	$1,072,063
TOTAL SHORT TERM INVESTMENTS (Cost $1,072,063)		$1,072,063
Total Investments (Cost $30,162,142) – 99.54%		$33,576,944
Other Assets in Excess of Liabilities – 0.46%		154,953
TOTAL NET ASSETS – 100.00%		$33,731,897

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Global Equity Fund

SCHEDULE OF INVESTMENTS BY COUNTRY — March 31, 2013 (Unaudited)

COMMON STOCKS
Brazil	2.29%
France	9.75%
Germany	1.36%
Ireland	2.04%
Italy	4.63%
Japan	17.15%
Malaysia	1.10%
Mexico	1.40%
Netherlands	4.56%
Russia	1.28%
Spain	0.64%
Sweden	1.62%
Switzerland	3.89%
United Kingdom	9.43%
United States	35.22%
TOTAL COMMON STOCKS	96.36%
REPURCHASE AGREEMENTS	3.16%
TOTAL INVESTMENTS	99.52%
Other Assets in Excess of Liabilities	0.48%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited)

Shares		Value
COMMON STOCKS – 82.77%
Argentina – 0.06%
67,028	Grupo Clarin SA – GDR(a)	$164,219
Austria – 2.64%
247,768	Erste Group Bank AG	6,933,565
Brazil – 12.72%
178,530	Banco Bradesco SA	3,094,844
297,550	Banco do Brasil SA	4,031,632
517,815	Banco Santander Brasil SA – ADR	3,759,337
469,425	Centrais Electricas Brasileiras SA – ADR	1,605,434
58,940	Cia Paranaense de Energia	729,185
223,424	Embraer SA – ADR	7,969,535
559,142	Marfrig Alimentos SA(a)	2,274,476
429,018	Tim Participacoes SA – ADR	9,386,914
1,419,243	Viver Incorporadora e Construtora SA(a)	547,821
		33,399,178
China – 12.30%
332,515	Asiainfo-Linkage, Inc.(a)	3,946,953
8,184,000	Bosideng International Holdings Ltd.	2,547,642
3,433,934	Chaoda Modern Agriculture Holdings Ltd.(c)	188,866
600,000	China Mobile Ltd.	6,363,836
79,780	China Yuchai International Ltd.	1,275,682
5,082,519	People's Food Holdings Ltd.	5,163,038
10,502,350	Sinotrans Ltd.	2,196,379
4,775,377	Weiqiao Textile Co.	2,664,925
2,358,450	Xinhua Winshare Publishing and Media Co. Ltd.	1,305,012
5,954,000	Yingde Gases	6,647,943
		32,300,276
Czech Republic – 1.48%
257,380	Telefonica Czech Republic AS	3,878,354
Egypt – 0.98%
182,125	Eastern Tobacco Co.	2,569,756
Hong Kong – 2.60%
208,228	Dickson Concepts International Ltd.	118,217
4,938,899	First Pacific Co. Ltd.	6,694,984
		6,813,201
Hungary – 1.04%
1,570,244	Magyar Telekom Telecommunications Plc	2,731,149
India – 4.23%
931,876	Indian Oil Corp. Ltd.	4,828,266
870,600	Reliance Infrastructure Ltd.	5,212,264
491,968	United Phosphorus Ltd.	1,065,514
		11,106,044
Israel – 0.61%
269,300	Bezeq The Israeli Telecommunication Corp. Ltd.	373,760
132,778	Partner Communications Co. Ltd.	827,215
40,050	Syneron Medical Ltd.(a)	409,311
		1,610,286
Luxembourg – 1.92%
312,500	Adecoagro SA(a)	2,403,125
129,880	Ternium SA – ADR	2,643,058
		5,046,183
Malaysia – 1.02%
2,260,400	Genting Malaysia Berhad	2,683,329
Mexico – 6.31%
202,620	America Movil SAB de CV – ADR	4,246,915
422,932	Cemex SAB de CV – ADR(a)	5,164,000
1,562,519	Desarrolladora Homex SAB. de CV(a)	2,360,582
394,833	Grupo Televisa SAB	2,155,483
2,780	Grupo Televisa SAB – ADR	15,177
10,231,455	Urbi Desarrollos Urbanos SA de CV(a)	2,625,903
		16,568,060
Pakistan – 0.31%
962,360	Nishat Mills Ltd.	816,735

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

Shares		Value
Panama – 1.74%
184,981	Banco Latinoamericano de Comercio Exterior SA	$4,576,431
Russia – 7.30%
1,408,810	Federal Hydrogenerating Co. JSC – ADR(a)	2,702,098
767,528	Gazprom OAO – ADR(a)	6,523,988
103,120	Lukoil OAO – ADR(a)	6,651,240
258,660	Sberbank of Russia – ADR	3,297,915
		19,175,241
Singapore – 3.60%
1,202,854	Flextronics International Ltd.(a)	8,131,292
213,100	Haw Par Corp. Ltd.	1,326,732
		9,458,024
South Africa – 1.28%
191,820	MTN Group Ltd.	3,370,709
South Korea – 14.20%
92,570	Halla Climate Control Corp.	2,356,586
108,890	Hana Financial Group, Inc.	3,860,565
9,610	Hyundai Mobis Co. Ltd.	2,697,768
95,430	KB Financial Group, Inc.	3,180,623
25,337	KB Financial Group, Inc. – ADR	844,467
53,960	Kia Motors Corp.(a)	2,737,820
1,590	Lotte Chilsung Beverage Co. Ltd.	2,144,351
2,150	Lotte Confectionery Co. Ltd.	3,412,245
17,180	POSCO	3,072,244
18,868	POSCO – ADR	3,374,104
4,236	Samsung Electronics Co. Ltd.	5,773,797
92,720	Shinhan Financial Group Co. Ltd.	3,597,982
14,558	Shinhan Financial Group Co. Ltd. – ADR	261,900
		37,314,452
Taiwan – 1.57%
5,827,000	Compal Electronics, Inc.	4,125,414
Turkey – 3.22%
1,066,021	Selcuk Ecza Deposu Ticaret ve Sanayi AS	1,302,934
634,380	Turkiye Garanti Bankasi AS	3,368,697
1,176,700	Turkiye Vakiflar Bankasi Tao	3,775,675
		8,447,306
United Arab Emirates – 1.64%
10,572,365	Air Arabia PJSC	2,302,720
141,960	DP World Ltd.(a)	1,995,136
		4,297,856
TOTAL COMMON STOCKS (Cost $225,855,925)		$217,385,768
PARTICIPATORY NOTES – 2.55%
Saudi Arabia – 2.55%
308,286	Etihad Etisalat Co.(a)(b)(c)	$6,699,733
TOTAL PARTICIPATORY NOTES (Cost $4,726,669)		$6,699,733
PREFERRED STOCKS – 8.32%
Argentina – 0.09%
16,356	Nortel Inversora SA – ADR(a)	$239,125
Brazil – 5.36%
119,860	Cia Paranaense de Energia – ADR	1,854,234
382,692	Petroleo Brasileiro SA – ADR	6,945,860
197,601	Telefonica Brasil SA – ADR	5,271,994
		14,072,088
South Korea – 2.87%
105,736	Hyundai Motor Co.	7,537,706
TOTAL PREFERRED STOCKS (Cost $22,445,611)		$21,848,919
REAL ESTATE INVESTMENT TRUSTS – 2.02%
Mexico – 2.02%
853,832	Fibra Uno Administracion SA de CV	$2,816,969
1,111,800	Macquarie Mexico Real Estate Management SA de CV(a)	2,475,377
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,746,086)		$5,292,346

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
SHORT TERM INVESTMENTS – 3.96%
Repurchase Agreement – 3.96%
State Street Bank and Trust Repurchase Agreement, (Dated 3/29/13), due 4/1/13, 0.01% [Collateralized by $10,900,000 Freddie Mac Bond, 2.08%, 10/17/22, (Market Value $10,932,733)] (proceeds $10,408,188).	$10,408,179	$10,408,179
TOTAL SHORT TERM INVESTMENTS (Cost $10,408,179)		$10,408,179
Total Investments (Cost $267,182,470) – 99.62%		$261,634,945
Other Assets in Excess of Liabilities – 0.38%		998,956
TOTAL NET ASSETS – 100.00%		$262,633,901

Percentages are stated as a percent of Net Assets.

GDR	Global Depository Receipt
ADR	American Depository Receipt
(a)	Non-income producing security.
(b)	Represents the underlying security of a participatory note with HSBC Bank Plc. The note has a maturity date of March 30, 2015. See Note 2.D of the Notes to Financial Statements.
(c)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $6,888,599 or 2.62% of the Fund's net assets and are classified as Level 2. See Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2013 (Unaudited)

COMMON STOCKS
Aerospace & Defense	3.02%
Air Freight & Logistics	0.84%
Airlines	0.88%
Auto Components	0.90%
Automobiles	2.07%
Beverages	0.82%
Chemicals	2.94%
Commercial Banks	16.98%
Computers & Peripherals	1.57%
Construction Materials	1.97%
Distributors	0.50%
Diversified Financial Services	2.55%
Diversified Telecommunication Services	2.66%
Electric Utilities	3.90%
Electronic Equipment, Instruments & Components	3.10%
Food Products	5.11%
Health Care Equipment & Supplies	0.16%
Health Care Providers & Services	0.50%
Hotels, Restaurants & Leisure	1.02%
Household Durables	2.10%
Internet Software & Services	1.50%
Machinery	0.49%
Media	0.89%
Metals & Mining	3.45%
Oil, Gas & Consumable Fuels	6.85%
Pharmaceuticals	0.50%
Semiconductors & Semiconductor Equipment	2.20%
Specialty Retail	0.05%
Textiles, Apparel & Luxury Goods	2.29%
Tobacco	0.98%
Transportation Infrastructure	0.76%
Wireless Telecommunication Services	9.22%
TOTAL COMMON STOCKS	82.77%
PARTICIPATORY NOTES
Wireless Telecommunication Services	2.55%
TOTAL PARTICIPATORY NOTES	2.55%
PREFERRED STOCKS
Automobiles	2.87%
Diversified Telecommunication Services	2.10%
Electric Utilities	0.71%
Oil, Gas & Consumable Fuels	2.64%
TOTAL PREFERRED STOCKS	8.32%
REAL ESTATE INVESTMENT TRUSTS	2.02%
SHORT TERM INVESTMENTS	3.96%
TOTAL INVESTMENTS	99.62%
Other Assets in Excess of Liabilities	0.38%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited)

Shares		Value
COMMON STOCKS – 93.33%
Australia – 0.03%
55,152	Australian Vintage Ltd.	$25,840
Bermuda – 1.10%
19,706	Argo Group International Holdings Ltd.	815,434
Brazil – 0.49%
933,854	Viver Incorporadora e Construtora SA(a)	360,463
Canada – 10.03%
173,780	Celestica, Inc.(a)	1,405,880
51,530	Dorel Industries, Inc.(a)	2,077,229
2,234	E-L Financial Corp. Ltd.(a)	1,150,240
24,100	Linamar Corp.(a)	574,595
207,703	Sierra Wireless, Inc.(a)	2,199,575
		7,407,519
China – 2.46%
34,820	China Yuchai International Ltd.	556,772
3,013,000	Sinotrans Ltd.	630,115
1,133,000	Weiqiao Textile Co.	632,277
		1,819,164
Denmark – 1.03%
41,370	H. Lundbeck A/S	761,764
Egypt – 2.08%
108,645	Eastern Tobacco Co.	1,532,964
France – 3.91%
27,740	Bongrain SA	1,822,380
24,889	Teleperformance SA	1,061,333
		2,883,713
Greece – 3.21%
61,306	Folli Follie Group(a)	1,038,757
148,140	Sarantis SA(a)	826,038
30,200	Titan Cement Co. SA(a)	503,424
		2,368,219
Hong Kong – 1.82%
1,183,500	Dickson Concepts International Ltd.	671,905
495,600	First Pacific Co. Ltd.	671,817
		1,343,722
India – 1.36%
91,125	Nava Bharat Ventures Ltd.	281,566
120,740	Reliance Infrastructure Ltd.	722,869
		1,004,435
Ireland – 1.04%
116,622	Grafton Group Plc(a)	765,423
Israel – 1.10%
79,250	Syneron Medical Ltd. (a)	809,935
Italy – 4.11%
1,071,788	Iren Spa	799,770
323,040	Italcementi SpA Savings Shares	954,879
72,993	Italmobiliare SpA(a)	941,126
152,026	Natuzzi SpA – ADR(a)	335,977
		3,031,752
Japan – 26.93%
77,000	Alpine Electronics, Inc.	740,991
52,700	Chudenko Corp.	530,743
273,300	Fuji Machine Manufacturing Co. Ltd.	2,382,995
64,600	Futaba Corp.	691,695
130,500	Hibiya Engineering Ltd.	1,349,424
118,850	Hosiden Corp.	699,037
19,000	Makita Corp.	847,052
154,600	Noritsu Koki Co. Ltd.	720,849
75,200	Okinawa Cellular Telephone Co.	1,797,419
81,200	Otsuka Kagu Ltd.	825,154
42,400	San-A Co. Ltd.	1,935,884
100,000	Sanki Engineering Co. Ltd.	538,814

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

Shares		Value
89,800	Tenma Corporation	$1,075,164
53,700	Torii Pharmaceutical Co. Ltd.	1,338,863
132,700	TSI Holdings Co. Ltd.	769,899
38,600	Tsutsumi Jewelry Co. Ltd.	1,072,153
120,200	Yamaha Corp.	1,170,302
52,600	Yamaha Motor Co. Ltd.	712,272
184,000	Yodogawa Steel Works Ltd.	693,386
		19,892,096
Mexico – 4.65%
4,132,514	Consorcio ARA S.A.B. de C.V.(a)	1,679,578
434,412	Desarrolladora Homex S.A.B. de C.V. (a)	656,290
4,290,330	Urbi Desarrollos Urbanos SA de CV(a)	1,101,113
		3,436,981
Norway – 1.28%
59,480	Cermaq ASA	944,531
Panama – 1.47%
43,779	Banco Latinoamericano de Comercio Exterior SA	1,083,092
Singapore – 4.98%
163,070	Flextronics International Ltd.(a)	1,102,353
364,000	Haw Par Corp. Ltd.	2,266,215
1,254,000	HTL International Holdings Ltd.	309,661
		3,678,229
South Korea – 2.34%
740	Lotte Chilsung Beverage Co. Ltd.	998,000
6,840	Samchully Co. Ltd.	730,735
		1,728,735
Switzerland – 5.20%
16,460	Lonza Group AG	1,070,173
96,457	Micronas Semiconductor Holding AG	691,976
23,590	Panalpina Welttransport Holding AG	2,079,936
		3,842,085
Turkey – 1.30%
785,408	Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	959,958
United Arab Emirates – 0.03%
94,149	Air Arabia PJSC	20,506
United Kingdom – 11.38%
273,573	Chime Communications Plc	1,087,009
34,310	Clarkson Plc	810,661
694,147	Debenhams Plc	873,313
384,560	Home Retail Group Plc	910,310
258,568	LSL Property Services Plc	1,323,034
1,239,801	Mcbride Plc(a)	2,237,042
52,490	Travis Perkins Plc	1,162,301
		8,403,670
TOTAL COMMON STOCKS (Cost $61,945,213)		$68,920,230
PREFERRED STOCKS – 0.45%
Argentina – 0.45%
22,889	Nortel Inversora SA	$334,637
TOTAL PREFERRED STOCKS (Cost $361,900)		$334,637
REAL ESTATE INVESTMENT TRUSTS – 0.93%
Mexico – 0.93%
207,800	Fibra Uno Administracion SA de CV	$685,575
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $407,314)		$685,575

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
CORPORATE BONDS — 0.34%
Mexico – 0.34%
Urbi Desarrollos Urbanos SA de CV
8.500%, 04/19/2016	$391,000	$248,285
TOTAL CORPORATE BONDS (Cost $235,065)		$248,285

	Principal Amount	Value
SHORT TERM INVESTMENTS – 5.20%
Repurchase Agreement – 5.20%
State Street Bank and Trust Repurchase Agreement, (Dated 3/29/13), due 4/1/13, 0.01% [Collateralized by $4,035,000 Fannie Mae Bond, 2.08%, 11/2/22, (Market Value $4,037,749)] (proceeds $3,841,345).	$3,841,341	$3,841,341
TOTAL SHORT TERM INVESTMENTS (Cost $3,841,341)		$3,841,341
Total Investments (Cost $66,790,833) – 100.25%		$74,030,068
Liabilities in Excess of Other Assets – (0.25%)		(185,203)
TOTAL NET ASSETS – 100.00%		$73,844,865

Percentages are stated as a percent of Net Assets.

ADR	American Depository Receipt
(a)	Non-income producing security.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2013 (Unaudited)

COMMON STOCKS
Air Freight & Logistics	3.66%
Airlines	0.03%
Auto Components	0.78%
Automobiles	0.96%
Beverages	1.38%
Chemicals	1.46%
Commercial Banks	1.47%
Communications Equipment	2.98%
Construction & Engineering	3.28%
Construction Materials	3.26%
Diversified Financial Services	0.91%
Electric Utilities	0.98%
Electrical Equipment	0.94%
Electronic Equipment, Instruments & Components	4.34%
Food & Staples Retailing	2.62%
Food Products	3.75%
Gas Utilities	0.99%
Health Care Equipment & Supplies	1.10%
Health Care Providers & Services	1.30%
Household Durables	9.82%
Household Products	3.04%
Industrial Conglomerates	0.38%
Insurance	2.66%
Internet & Catalog Retail	1.23%
Leisure Equipment & Products	2.56%
Life Sciences Tools & Services	1.45%
Machinery	5.12%
Marine	1.10%
Media	1.47%
Metals & Mining	0.94%
Multiline Retail	1.18%
Multi-Utilities	1.08%
Personal Products	1.12%
Pharmaceuticals	5.91%
Professional Services	1.44%
Real Estate Management & Development	1.79%
Semiconductors & Semiconductor Equipment	0.94%
Specialty Retail	4.89%
Textiles, Apparel & Luxury Goods	1.90%
Tobacco	2.08%
Trading Companies & Distributors	2.61%
Wireless Telecommunication Services	2.43%
TOTAL COMMON STOCKS	93.33%
PREFERRED STOCKS
Diversified Telecommunication Services	0.45%
TOTAL PREFERRED STOCKS	0.45%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes International Small Cap Equity Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY — March 31, 2013 (Unaudited) (continued)

CORPORATE BONDS
Household Durables	0.34%
TOTAL CORPORATE BONDS	0.34%
REAL ESTATE INVESTMENT TRUSTS	0.93%
REPURCHASE AGREEMENTS	5.20%
TOTAL INVESTMENTS	100.25%
Liabilities in Excess of Other Assets	(0.25)%
TOTAL NET ASSETS	100.00%

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 7.34%
Fannie Mae Interest Only Strip – 0.33%
5.500%, 01/01/2036	$375,848	$53,365
6.000%, 06/01/2036	391,953	55,839
		109,204
Federal National Mortgage Association – 4.57%
Pool #MA0918, 4.000%, 12/01/2041	806,998	860,991
Pool #934124, 5.500%, 07/01/2038	291,777	318,252
Pool #254631, 5.000%, 02/01/2018	303,038	327,787
		1,507,030
Freddie Mac Mortgage – 2.44%
Pool #G0-6018, 6.500%, 04/01/2039	217,577	247,560
Pool #A9-3505, 4.500%, 08/01/2040	519,088	555,646
		803,206
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $2,370,168)		$2,419,440
OTHER MORTGAGE RELATED SECURITIES – 8.38%
Collateralized Mortgage Obligations – 2.32%
Wells Fargo Mortgage Backed Securities Trust
Series 2004-DD, 2.617%, 01/25/2035	$763,742	$761,418
Series 2006-AR14, 5.825%, 10/25/2036	2,443	2,385
		763,803
Near Prime Mortgage – 5.71%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.671%, 10/25/2035	834,789	808,594
Bear Stearns Alt-A Trust
Series 2004-11, 0.884%, 11/25/2034	363,966	358,838
Series 2005-7, 0.474%, 08/25/2035	408,313	380,298
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-HYB1, 2.691%, 03/20/2036	48,919	37,761
Opteum Mortgage Acceptance Corp.
Series 2005-3, 0.494%, 07/25/2035	305,908	295,608
		1,881,099

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
Sub-Prime Mortgages – 0.35%
JP Morgan Mortgage Acquisition Corp.
Series 2006-NC1, 0.374%, 04/25/2036	$124,343	$116,385
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $2,324,832)		$2,761,287
US GOVERNMENTS – 33.75%
Sovereign – 33.75%
United States Treasury Bond
4.750%, 02/15/2037	475,000	625,293
United States Treasury Note
4.250%, 08/15/2014	405,000	427,449
4.500%, 02/15/2016	2,865,000	3,204,995
3.375%, 11/15/2019	2,715,000	3,107,828
2.000%, 11/15/2021	3,640,000	3,753,750
		10,494,022
TOTAL US GOVERNMENTS (Cost $10,881,040)		$11,119,315

	Shares	Value
COMMON STOCKS – 0.03%
Paper & Forest Products – 0.03%
Abitibi-Consolidated(a)(c)	80,000	$—
Resolute Forest Products, Inc.(a)	677	10,954
		10,954
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.(a)	22	381
TOTAL COMMON STOCKS (Cost $56,874)		$11,335
PREFERRED STOCKS – 1.13%
Banks & Thrifts – 0.63%
Ally Financial, Inc., 8.500%	7,800	$208,884
Technology Hardware & Equipment – 0.50%
Pitney Bowes International Holdings, Inc., 6.130%(b)	170	165,017
TOTAL PREFERRED STOCKS (Cost $354,420)		$373,901

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
ASSET BACKED SECURITIES – 3.50%
Student Loan – 3.50%
National Collegiate Student Loan Trust
Series A-4, 0.509%, 10/25/2033	$410,000	$186,715
SLM Student Loan Trust
Series 2004-B, 0.898%, 09/15/2033	300,000	231,023
Series 2005-A, 0.778%, 12/15/2038	400,000	302,516
Series 2006-A, 0.758%, 06/15/2039	275,000	203,194
Series 2007-A, 0.708%, 12/15/2041	350,000	231,366
		968,099
TOTAL ASSET BACKED SECURITIES (Cost $1,318,913)		$1,154,814
CORPORATE BONDS – 41.69%
Advertising – 0.83%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$255,000	$273,488
Banks & Thrifts – 10.19%
Ally Financial, Inc.
6.750%, 12/01/2014	520,000	557,700
Citigroup, Inc.
6.125%, 11/21/2017	235,000	277,857
6.875%, 03/05/2038	235,000	308,319
Fifth Third Bancorp
8.250%, 03/01/2038	175,000	242,247
First Horizon National Corp.
5.375%, 12/15/2015	130,000	141,415
JP Morgan Chase & Co.
7.900%, Perpetual	740,000	850,134
KeyCorp
6.500%, 05/14/2013	110,000	110,756
National City Corp.
4.900%, 01/15/2015	235,000	252,041
Regions Financial Corp.
5.750%, 06/15/2015	435,000	472,018
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	115,000	143,873
		3,356,360

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
Building Materials – 3.06%
CRH America, Inc.
6.000%, 09/30/2016	$160,000	$182,037
Masco Corp.
6.125%, 10/03/2016	305,000	340,595
Mohawk Industries, Inc.
6.375%, 01/15/2016	135,000	150,694
Owens Corning
6.500%, 12/01/2016	80,000	90,068
USG Corp.
6.300%, 11/15/2016	230,000	243,800
		1,007,194
Consumer Products – 0.94%
Spectrum Brands Holdings, Inc.
9.500%, 06/15/2018	275,000	311,438
Containers & Packaging – 0.66%
Sealed Air Corp.
7.875%, 06/15/2017	205,000	216,275
Diversified Financial Services – 4.59%
American International Group, Inc.
6.400%, 12/15/2020	400,000	495,378
Bank of America Corp.
3.750%, 07/12/2016	245,000	260,574
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	250,000	257,432
International Lease Finance Corp.
6.625%, 11/15/2013	285,000	293,550
SLM Corp.
5.000%, 10/01/2013	200,000	203,500
		1,510,434
Electric Utilities – 8.80%
Ameren Corp.
8.875%, 05/15/2014	300,000	323,924
Arizona Public Service Co.
8.750%, 03/01/2019	340,000	459,314
Commonwealth Edison Co.
5.900%, 03/15/2036	175,000	222,164
EDP Finance BV
4.900%, 10/01/2019(b)	400,000	402,000

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
FirstEnergy Corp.
7.375%, 11/15/2031	$430,000	$503,735
Israel Electric Corporation Ltd.
7.250%, 01/15/2019(b)	200,000	229,633
Nisource Finance Corp.
5.250%, 09/15/2017	285,000	327,062
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	30,000	32,834
7.000%, 09/01/2022	215,000	279,730
PPL Energy Supply LLC
6.500%, 05/01/2018	100,000	118,411
		2,898,807
Energy – 0.70%
Valero Energy Corp.
9.375%, 03/15/2019	170,000	231,928
Equipment – 0.12%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 04/19/2022	35,784	40,704
Food, Beverage & Tobacco – 1.32%
Altria Group, Inc.
9.700%, 11/10/2018	51,000	70,975
Pilgrims Pride Corp.
7.875%, 12/15/2018	130,000	140,562
Tyson Foods, Inc.
6.850%, 04/01/2016	195,000	223,372
		434,909
Homebuilders – 2.18%
Centex Corp.
6.500%, 05/01/2016	80,000	91,500
Lennar Corp.
5.600%, 05/31/2015	320,000	340,799
Toll Brothers Finance Corp.
5.150%, 05/15/2015	270,000	286,370
		718,669
Insurance – 2.37%
CNA Financial Corp.
7.350%, 11/15/2019	125,000	158,222
5.875%, 08/15/2020	110,000	129,494

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
ING US, Inc.
5.500%, 07/15/2022(b)	$235,000	$260,003
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	210,000	233,561
		781,280
Leisure Time – 0.38%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	125,000	126,250
Media – 0.05%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	15,000	16,928
Oil & Gas – 3.06%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	435,000	500,732
Chesapeake Energy Corp.
6.625%, 08/15/2020	370,000	404,225
El Paso Corp.
7.000%, 06/15/2017	90,000	102,935
		1,007,892
Retail – 0.93%
Marks & Spencer Plc
7.125%, 12/01/2037(b)	285,000	306,342
Technology Hardware & Equipment – 0.43%
ArcelorMittal SA
6.000%, 03/01/2021	135,000	141,933
Telecommunications – 0.73%
Telecom Italia Capital SA
6.999%, 06/04/2018	85,000	95,925
Telefonica Emisiones SAU
5.462%, 02/16/2021	135,000	145,288
		241,213
Utilities – 0.35%
Edison Mission Energy
7.000%, 05/15/2017(d)	210,000	112,350
TOTAL CORPORATE BONDS (Cost $11,960,212)		$13,734,394

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Core Plus Fixed Income Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: $1.97(c)	870	$169
TOTAL WARRANTS (Cost $8,748)		$169

	Principal Amount	Value
REPURCHASE AGREEMENTS – 4.93%
Repurchase Agreement – 4.93%
State Street Bank and Trust Repurchase Agreement, (Dated 3/29/13), due 4/1/13, 0.01% [Collateralized by $1,710,000 Fannie Mae Bond, 2.08%, 11/2/22, (Market Value $1,711,165)] (proceeds $1,626,173).	$1,626,171	$1,626,171
TOTAL REPURCHASE AGREEMENTS (Cost $1,626,171)		$1,626,171
Total Investments (Cost $30,901,378) – 100.75%		$33,200,826
Liabilities in Excess of Other Assets – (0.75%)		(246,967)
TOTAL NET ASSETS – 100.00%		$32,953,859

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $1,362,995, which represents 4.14% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $169 or 0.00% of the Fund's net assets and are classified as Level 3. See Note 2.L in the Notes to Financial Statements.
(d)	In default.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited)

	Principal Amount	Value
FEDERAL AND FEDERALLY SPONSORED CREDITS – 0.05%
Fannie Mae Interest Only Strip – 0.05%
Fannie Mae Interest Only Strip
6.000%, 06/01/2036	$96,978	$13,816
TOTAL FEDERAL AND FEDERALLY SPONSORED CREDITS (Cost $17,333)		$13,816
OTHER MORTGAGE RELATED SECURITIES – 1.11%
Near Prime Mortgage – 0.93%
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-10, 2.671%, 10/25/2035	277,042	268,349
Sub-Prime Mortgages – 0.18%
Structured Asset Investment Loan Trust
Series A3, 0.584%, 07/25/2035	54,470	52,615
TOTAL OTHER MORTGAGE RELATED SECURITIES (Cost $281,373)		$320,964
US GOVERNMENTS – 38.02%
Sovereign – 38.02%
United States Treasury Note
4.250%, 08/15/2014	$60,000	$63,326
4.500%, 02/15/2016	4,700,000	5,257,758
3.375%, 11/15/2019	3,220,000	3,685,895
2.000%, 11/15/2021	1,940,000	2,000,625
TOTAL US GOVERNMENTS (Cost $10,932,018)		$11,007,604

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Shares	Value
COMMON STOCKS – 0.10%
Paper & Forest Products – 0.09%
Abitibi-Consolidated (a)(c)	205,000	$—
Resolute Forest Products, Inc.(a)	1,736	28,089
		28,089
Semiconductors – 0.01%
MagnaChip Semiconductor Corp.(a)	97	1,679
TOTAL COMMON STOCKS (Cost $24,407)		$29,768
PREFERRED STOCKS – 1.63%
Banks & Thrifts – 0.91%
Ally Financial, Inc., 8.500%	9,800	$262,443
Technology Hardware & Equipment – 0.72%
Pitney Bowes International Holdings, Inc., 6.130%(b)	215	208,698
TOTAL PREFERRED STOCKS (Cost $446,565)		$471,141

	Principal Amount	Value
ASSET BACKED SECURITIES – 1.31%
Student Loan – 1.31%
National Collegiate Student Loan Trust
Series A-4, 0.509%, 10/25/2033	$400,000	$182,161
SLM Student Loan Trust
Series 2007-A, 0.714%, 12/15/2041	300,000	198,314
TOTAL ASSET BACKED SECURITIES (Cost $407,138)		$380,475
CORPORATE BONDS – 52.47%
Advertising – 0.72%
The Interpublic Group of Companies, Inc.
6.250%, 11/15/2014	$195,000	$209,138
Banks & Thrifts – 13.28%
Ally Financial, Inc.
6.750%, 12/01/2014	350,000	375,375
Citigroup, Inc.
6.125%, 11/21/2017	500,000	591,186
Fifth Third Bancorp
8.250%, 03/01/2038	65,000	89,978
First Horizon National Corp.
5.375%, 12/15/2015	230,000	250,195
JP Morgan Chase & Co.
7.900%, Perpetual	900,000	1,033,945

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
KeyCorp
6.500%, 05/14/2013	$60,000	$60,412
National City Corp.
4.900%, 01/15/2015	245,000	262,766
Regions Financial Corp.
5.750%, 06/15/2015	510,000	553,401
The Goldman Sachs Group, Inc.
7.500%, 02/15/2019	245,000	306,511
USB Capital IX
6.189%, Perpetual	350,000	324,660
		3,848,429
Building Materials – 3.05%
CRH America, Inc.
6.000%, 09/30/2016	90,000	102,396
Masco Corp.
6.125%, 10/03/2016	390,000	435,515
Mohawk Industries, Inc.
6.625%, 01/15/2016	75,000	83,719
Owens Corning
6.500%, 12/01/2016	100,000	112,585
USG Corp.
6.300%, 11/15/2016	140,000	148,400
		882,615
Consumer Products – 1.06%
Spectrum Brands Holdings, Inc.
9.500%, 06/15/2018	270,000	305,775
Containers & Packaging – 0.36%
Sealed Air Corp.
7.875%, 06/15/2017	100,000	105,500
Diversified Financial Services – 9.58%
American International Group, Inc.
6.400%, 12/15/2020	485,000	600,646
Bank of America Corp.
3.750%, 07/12/2016	415,000	441,380
Ford Motor Credit Co. LLC
7.000%, 10/01/2013	345,000	355,256
General Motors Acceptance Corp.
6.750%, 12/01/2014	325,000	348,563

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
International Lease Finance Corp.
6.625%, 11/15/2013	$565,000	$581,950
SLM Corp.
5.000%, 10/01/2013	440,000	447,700
		2,775,495
Electric Utilities – 8.58%
Ameren Corp.
8.875%, 05/15/2014	120,000	129,570
Arizona Public Service Co.
8.750%, 03/01/2019	435,000	587,651
Commonwealth Edison Co.
Series 104, 5.950%, 08/15/2016	110,000	127,806
FirstEnergy Corp.
7.375%, 11/15/2031	350,000	410,018
Israel Electric Corporation Ltd.
7.250%, 01/15/2019 (b)	255,000	292,782
Nisource Finance Corp.
5.250%, 09/15/2017	65,000	74,593
Oncor Electric Delivery Co. LLC
6.375%, 01/15/2015	465,000	508,919
7.000%, 09/01/2022	120,000	156,128
PPL Energy Supply LLC
6.500%, 05/01/2018	165,000	195,378
		2,482,845
Energy – 0.90%
Valero Energy Corp.
9.375%, 03/15/2019	190,000	259,213
Equipment – 0.35%
Continental Airlines 2007-1 Class A Pass Through Trust
Series 2007-1, 5.983%, 10/19/2023	89,459	101,760
Food, Beverage & Tobacco – 1.52%
Altria Group, Inc.
9.700%, 11/10/2018	43,000	59,842
Pilgrims Pride Corp.
7.875%, 12/15/2018	140,000	151,375
Tyson Foods, Inc.
6.850%, 04/01/2016	200,000	229,099
		440,316

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
Homebuilders – 3.06%
Centex Corp.
6.500%, 05/01/2016	$155,000	$177,281
Lennar Corp.
5.600%, 05/31/2015	505,000	537,824
Toll Brothers Finance Corp.
5.150%, 05/15/2015	160,000	169,701
		884,806
Insurance – 3.58%
CNA Financial Corp.
7.350%, 11/15/2019	70,000	88,604
5.875%, 08/15/2020	235,000	276,647
ING US, Inc.
5.500%, 07/15/2022 (b)	355,000	392,770
Marsh & McLennan Cos, Inc.
5.750%, 09/15/2015	250,000	278,049
		1,036,070
Leisure Time – 0.30%
Royal Caribbean Cruises Ltd.
7.000%, 06/15/2013	85,000	85,850
Media – 0.16%
The McGraw Hill Cos, Inc.
5.900%, 11/15/2017	40,000	45,142
Oil & Gas – 4.18%
Anadarko Petroleum Corp.
5.950%, 09/15/2016	510,000	587,065
Chesapeake Energy Corp.
6.625%, 08/15/2020	520,000	568,100
El Paso Corp.
7.000%, 06/15/2017	50,000	57,186
		1,212,351
Technology Hardware & Equipment – 0.71%
ArcelorMittal SA
6.000%, 03/01/2021	195,000	205,015
Telecommunications – 0.85%
Telecom Italia Capital SA
6.999%, 06/04/2018	140,000	157,994

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Credit Focus Yield Fund

SCHEDULE OF INVESTMENTS — March 31, 2013 (Unaudited) (continued)

	Principal Amount	Value
Telefonica Emisiones SAU
5.462%, 02/16/2021	$80,000	$86,097
		244,091
Utilities – 0.23%
Edison Mission Energy
7.000%, 05/15/2017(d)	125,000	66,875
TOTAL CORPORATE BONDS (Cost $14,649,470)		$15,191,286

	Contracts	Value
WARRANTS – 0.00%
Semiconductors – 0.00%
MagnaChip Semiconductor Corp.
Expiration Date: November 2014, Exercise Price: $1.97(c)	$3,900	$756
TOTAL WARRANTS (Cost $0)		$756

	Principal Amount	Value
REPURCHASE AGREEMENTS – 3.56%
Repurchase Agreement – 3.56%
State Street Bank and Trust Repurchase Agreement, (Dated 3/29/13), due 4/1/13, 0.01% [Collateralized by $1,085,000 Fannie Mae Bond, 2.08%, 11/2/22, (Market Value $1,085,739)] (proceeds $1,031,232).	$1,031,231	$1,031,231
TOTAL REPURCHASE AGREEMENTS (Cost $1,031,231)		$1,031,231
Total Investments (Cost $27,789,535) – 98.25%		$28,447,041
Other Assets in Excess of Liabilites – 1.75%		506,165
TOTAL NET ASSETS – 100.00%		$28,953,206

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Security was purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or was acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another exemption from registration. The market values of these securities total $894,250, which represents 3.09% of total net assets.
(c)	The prices for these securities were derived from an estimate of fair market value using methods approved by the Fund's Board of Trustees. These securities represent $756 or 0.00% of the Fund's net assets and are classified as Level 3. See Note 2.L in the Notes to Financial Statements.
(d)	In default.

The accompanying notes are an integral part of these Schedules of Investments.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2013 (Unaudited)

	Brandes International Equity Fund	Brandes Global Equity Fund	Brandes Emerging Markets Fund
ASSETS
Investments in securities, at value(1)	$372,715,156	$33,576,944	$261,634,945
Foreign currency (1)	987,933	53,534	151,956
Receivables:
Fund shares sold	5,008,145	5,109	1,110,384
Dividends and interest	2,155,475	109,628	1,061,121
Tax reclaims	848,317	17,019	2,862
Prepaid expenses and other assets	73,918	42,368	68,965
Total Assets	381,788,944	33,804,602	264,030,233
LIABILITIES
Payables:
Securities purchased	289,503	—	895,963
Fund shares redeemed	263,183	8,568	166,503
Due to advisor	264,120	4,146	183,429
12b-1 fee	45	21	36,795
Trustee fees	13,403	13,731	13,730
Foreign currency spot trade payable	69	—	11,027
Accrued expenses	161,759	46,239	88,885
Total Liabilities	992,082	72,705	1,396,332
NET ASSETS	$380,796,862	$33,731,897	$262,633,901
COMPONENTS OF NET ASSETS
Paid-in capital	$536,871,698	$30,340,545	$262,469,715
Undistributed net investment income (loss)	164,338	145,368	(146,781)
Accumulated net realized gain (loss) on investments and foreign currency	(129,944,495)	(164,981)	5,887,247
Net unrealized appreciation (depreciation) on:
Investments	(26,318,458)	3,413,389	(5,548,419)
Foreign currency	23,779	(2,424)	(27,861)
Total Net Assets	$380,796,862	$33,731,897	$262,633,901
Class A Shares
Net Assets	$190,751	$100,676	$96,087,220
Shares outstanding (unlimited shares authorized without par value)	13,389	4,622	10,318,314
Offering and redemption price	$14.25	$21.78	$9.31
Maximum offering price per share**	$15.12	$23.11	$9.88
Class C Shares
Net Assets	$995	$1,025	$259,683
Shares outstanding (unlimited shares authorized without par value)	70	47	27,918
Offering and redemption price	$14.23 *	$21.83	$9.30
Class E Shares
Net Assets	$12,853,229	$207,340	N/A
Shares outstanding (unlimited shares authorized without par value)	903,050	9,583	—
Offering and redemption price	$14.23	$21.64	N/A
Class I Shares
Net Assets	$367,751,887	$33,422,856	$166,286,998
Shares outstanding (unlimited shares authorized without par value)	25,781,762	1,530,912	17,825,296
Offering and redemption price	$14.26	$21.83	$9.33
(1)Cost of:
Investments in securities	399,035,074	30,162,142	267,182,470
Foreign currency	986,473	55,337	152,850

*	Differences in the calculation of the offering and redemption prices are due to rounding of the Net Assets and the shares outstanding.
**	Includes a sales load of 5.75% for the International, Global, Emerging Markets, and International Small Cap Funds and 3.75% for the Core Plus Fixed Income and Credit Focus Yield Funds. (see Note 7 of the Notes to Financial Statements)

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF ASSETS AND LIABILITIES — March 31, 2013 (Unaudited) (continued)

	Brandes International Small Cap Equity Fund	Brandes Institutional Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund
ASSETS
Investments in securities, at value(1)	$74,030,068	$33,200,826	$28,447,041
Foreign currency(1)	46,934	—	—
Receivables:
Fund shares sold	595,305	112,522	515,806
Dividends and interest	234,862	327,162	334,027
Tax reclaims	4,705	—	—
Due from Advisor	—	7,331	5,351
Prepaid expenses and other assets	47,616	36,961	25,542
Total Assets	74,959,490	33,684,802	29,327,767
LIABILITIES
Payables:
Securities purchased	759,089	618,411	320,449
Fund shares redeemed	4,724	17,722	496
Due to advisor	41,701	—	—
12b-1 fee	6,505	162	722
Trustee fees	12,187	13,716	12,237
Dividends payable	—	17,101	4,439
Due to Custodian	249,187	27,618	—
Accrued expenses	41,232	36,213	36,218
Total Liabilities	1,114,625	730,943	374,561
NET ASSETS	$73,844,865	$32,953,859	$28,953,206
COMPONENTS OF NET ASSETS
Paid-in capital	$63,982,388	$30,701,443	$27,843,346
Undistributed net investment income	(145,216)	(138,744)	(8,868)
Accumulated net realized gain (loss) on investments and foreign currency	2,772,035	91,711	461,222
Net unrealized appreciation (depreciation) on:
Investments	7,239,189	2,299,449	657,506
Foreign currency	(3,531)	—	—
Total Net Assets	$73,844,865	$32,953,859	$28,953,206
Net asset value, offering price and redemption proceeds per share
Class A Shares
Net Assets	$18,017,902	$776,568	$3,394,335
Shares outstanding (unlimited shares authorized without par value)	1,503,831	82,378	325,861
Offering and redemption price	$11.98	$9.43	$10.42
Maximum offering price per share**	$12.71	$9.80	$10.83
Class C Shares
Net Assets	21,864	N/A	N/A
Shares outstanding (unlimited shares authorized without par value)	1,826	—	—
Offering and redemption price	$11.97	N/A	N/A
Class E Shares
Net Assets	N/A	1,604,699	N/A
Shares outstanding (unlimited shares authorized without par value)	—	169,285	—
Offering and redemption price	N/A	9.48	N/A
Class I Shares
Net Assets	$55,805,099	$30,572,592	$25,558,871
Shares outstanding (unlimited shares authorized without par value)	4,650,676	3,232,281	2,454,549
Offering and redemption price	$12.00	$9.46	$10.41
(1) Cost of:
Investments in securities	$66,790,833	$30,901,378	$27,789,535
Foreign currency	46,979	—	—

The accompanying notes to financial statements are an integral part of this statement.

(This page intentionally left blank)

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended March 31, 2013 (Unaudited)

Brandes International Equity Fund
INVESTMENT INCOME
Income
Dividend income	$4,145,776
Less: Foreign taxes withheld	(349,163)
Issuance fees	(1,979)
Interest income	165
Income from securities lending	36,013
Miscellaneous income	—
Total income	3,830,812
Expenses
Advisory fees (Note 3)	1,814,695
Custody fees	36,534
Administration fees (Note 3)	75,462
Insurance expense	18,831
Legal fees	9,957
Printing fees	18,135
Miscellaneous	40,237
Registration expense	26,444
Trustee fees	20,430
Transfer agent fees	72,460
12b-1 Fees – Class A	111
12b-1 Fees – Class C	1
Shareholder Service Fees – Class C	88,380
Shareholder Service Fees – Class E	—
Shareholder Service Fees – Class I	1
Accounting fees	32,875
Auditing fees	15,582
Organizational costs	—
Total expenses	2,270,135
Less reimbursement / waiver	(357,381)
Total expenses net of reimbursement / waiver	1,912,754
Net investment income	1,918,058
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(11,984,904)
Less: Foreign taxes withheld	—
Foreign currency transactions	(117,681)
Net realized gain (loss)	(12,102,585)
Net change in unrealized appreciation (depreciation) on:
Investments	43,557,515
Foreign currency transactions	(22,089)
Net unrealized appreciation (depreciation)	43,535,426
Net realized and unrealized gain on investments and foreign currency transactions	31,432,841
Net increase (decrease) in net assets resulting from operations	$33,350,899

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENT OF OPERATIONS — For the Periods Ended March 31, 2013 (Unaudited) (continued)

	Brandes Global Equity Fund	Brandes Emerging Markets Fund	Brandes International Small Cap Fund	Brandes Core Plus Fixed Income Fund	Brandes Credit Focus Yield Fund
INVESTMENT INCOME
Income
Dividend income	$363,581	$1,935,879	$408,137	$10,575	$13,452
Less: Foreign taxes withheld	(20,498)	(179,031)	(34,856)	—	—
Issuance fees
Interest income	42	292	17,607	602,749	345,389
Income from securities lending	—	—	—	—	—
Miscellaneous income	—	13	248	20,670	13,469
Total income	343,125	1,757,153	391,136	633,994	372,310
Expenses
Advisory fees (Note 3)	123,976	1,091,781	280,228	53,773	65,659
Custody fees	2,648	31,146	11,817	1,927	1,816
Administration fees (Note 3)	6,275	42,866	9,478	6,536	4,694
Insurance expense	1,565	8,136	1,468	1,650	648
Legal fees	9,954	10,594	9,072	9,867	9,697
Printing fees	3,013	16,734	2,726	3,188	2,103
Miscellaneous	4,054	21,308	4,895	3,931	2,638
Registration expense	21,701	27,654	20,661	16,219	19,956
Trustee fees	20,335	20,335	21,145	20,325	21,055
Transfer agent fees	25,448	92,153	19,656	17,794	16,946
12b-1 Fees – Class A	117	99,077	13,677	162	1,488
12b-1 Fees – Class C	1	165	6	—	—
Shareholder Service Fees – Class C	1	55	2	—	—
Shareholder Service Fees – Class E	122	—	—	8,816	—
Shareholder Service Fees – Class I	7,676	37,823	5,470	5,886	2,056
Accounting fees	27,014	27,003	26,379	23,177	21,418
Auditing fees	15,497	15,167	16,786	15,497	17,048
Organizational costs	—	—	8,983	—	7,744
Total expenses	269,397	1,541,997	452,449	188,748	194,966
Less reimbursement / waiver	(114,057)	(155,432)	(99,541)	(104,769)	(101,555)
Total expenses net of reimbursement / waiver	155,340	1,386,565	352,908	83,979	93,411
Net investment income	187,785	370,588	38,228	550,015	278,899
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	(106,453)	5,197,412	2,831,815	191,303	28,018
Less: Foreign taxes withheld	—	(7,305)	—	—	—
Foreign currency transactions	(4,929)	(48,331)	(9,920)	—	—
Net realized gain (loss)	(111,382)	5,141,776	2,821,895	191,303	28,018
Net change in unrealized appreciation (depreciation) on:
Investments	3,556,095	11,772,143	5,557,478	(65,575)	198,775
Foreign currency transactions	(1,768)	(17,616)	(3,750)	—	—
Net unrealized appreciation (depreciation)	3,554,327	11,754,527	5,553,728	(65,575)	198,775
Net realized and unrealized loss on investments and foreign currency transactions	3,442,945	16,896,303	8,375,623	125,728	226,793
Net increase (decrease) in net assets resulting from operations	$3,630,730	$17,266,891	$8,413,851	$675,743	$505,692

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

	Brandes International Equity Fund		Brandes Global Equity Fund		Brandes Emerging Markets Fund
	Six Months Ended March 31, 2013	Year Ended September 30, 2012	Six Months Ended March 31, 2013	Year Ended September 30, 2012	Six Months Ended March 31, 2013	Period Ended September 30, 2012
	(Unaudited)		(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,918,058	$12,918,224	$187,785	$833,016	$370,588	$3,539,094
Net realized gain (loss) on:
Investments	(11,984,904)	(32,118,611)	(106,453)	543,036	5,197,412	4,139,759
Foreign currency transactions	(117,681)	(69,469)	(4,929)	(17,226)	(55,636)	(94,710)
Net unrealized appreciation (depreciation) on:
Investments	43,557,515	55,898,588	3,556,095	3,479,351	11,772,143	12,500,123
Foreign currency transactions	(22,089)	(6,563)	(1,768)	(148)	(17,616)	23,761
Net increase (decrease) in net assets resulting from operations	33,350,899	36,622,169	3,630,730	4,838,029	17,266,891	20,108,027
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(563)	(4)	(2,375)	(249)	(1,077,651)	(407,118)
Class C	—	N/A	—	N/A	—	N/A
Class E	(277,556)	(208,815)	(5,369)	(4,752)	N/A	N/A
Class I	(12,564,479)	(21,348,284)	(821,871)	(884,851)	(2,386,767)	(1,004,514)
From net realized gains
Class A	—		(1,515)	(634)	(1,665,022)	(415,797)
Class C	—	N/A	—	N/A	—	N/A
Class E	—	—	(3,242)	(11,450)	N/A	N/A
Class I	—	—	(489,837)	(2,132,185)	(3,312,472)	(901,535)
Decrease in net assets from distributions	(12,842,598)	(21,557,103)	(1,324,209)	(3,034,121)	(8,441,912)	(2,728,964)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	52,679,837	91,548,588	3,261,243	5,971,637	72,607,741	104,998,425
Net asset value of share issued on reinvestment of distributions	11,652,172	19,458,718	475,870	2,952,953	8,238,081	2,608,174.00
Cost of shares redeemed	(63,433,734)	(225,737,344)	(2,728,627)	(16,923,436)	(29,622,765)	(32,678,995)
Net increase (decrease) in net assets from capital share transactions	898,275	(114,730,038)	1,008,486	(7,998,846)	51,223,057	74,927,604
Total Increase (Decrease) in net assets	21,406,576	(99,664,972)	3,315,007	(6,194,938)	60,048,036	92,306,667
NET ASSETS
Beginning of the Period	359,390,286	459,055,258	30,416,890	36,611,828	202,585,865	110,279,198
End of the Period	$380,796,862	$359,390,286	$33,731,897	$30,416,890	$262,633,901	$202,585,865
Undistributed net investment income (loss)	$164,338	$11,088,878	$145,368	$787,198	$(146,781)	$2,947,049

*	Commenced operations on January 31, 2012.

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Brandes International Small Cap Fund		Brandes Core Plus Fixed Income Fund		Brandes Credit Focus Yield Fund
	Six Months Ended March 31, 2013	Period Ended September 30, 2012*	Six Months Ended March 31, 2013	Year Ended September 30, 2012	Six Months Ended March 31, 2013	Period Ended September 30, 2012*
	(Unaudited)		(Unaudited)		(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$38,228	$290,760	$550,015	$1,258,168	$278,899	$306,294
Net realized gain (loss) on:
Investments	2,831,815	510,475	191,303	427,921	28,018	65,484
Foreign currency transactions	(9,920)	(16,405)	—	—	—	—
Net unrealized appreciation (depreciation) on:
Investments	5,557,478	1,681,711	(65,575)	1,155,584	198,775	458,731
Foreign currency transactions	(3,750)	219	—	—	—	—
Net increase (decrease) in net assets resulting from operations	8,413,851	2,466,760	675,743	2,841,673	505,692	830,509
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(65,215)	—	(2,002)	N/A	(11,689)	(2)
Class C	N/A	N/A	N/A	(244,744)	N/A	N/A
Class E	N/A	—	(167,625)	(1,179,368)	N/A	(297,633)
Class I	(403,875)	N/A	(563,172)	N/A	(289,779)	N/A
From net realized gains
Class A	(90,469)	—	N/A	N/A	(5,802)	—
Class C	N/A	N/A	(93,234)	(93,990)	N/A	N/A
Class E	(533,046)	—	(286,860)	(480,064)	(143,186)	—
Class I	—	N/A	N/A	N/A	N/A	N/A
Decrease in net assets from distributions	(1,092,605)	—	(1,112,893)	(1,998,166)	(450,456)	(297,635)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	24,984,426	41,885,389	12,546,729	7,548,731	9,148,662	18,477,543
Net asset value of share issued on reinvestment of distributions	920,544	—	1,052,040	1,691,449	448,501	295,151
Cost of shares redeemed	(3,673,649)	(59,851)	(12,347,793)	(5,048,630)	(4,761)	—
Net increase (decrease) in net assets from capital share transactions	22,231,321	41,825,538	1,250,976	4,191,550	9,592,402	18,772,694
Total Increase (Decrease) in net assets	29,552,567	44,292,298	813,826	5,035,057	9,647,638	19,305,568
NET ASSETS
Beginning of the Period	44,292,298	—	32,140,033	27,104,976	19,305,568	—
End of the Period	$73,844,865	$44,292,298	$32,953,859	$32,140,033	$28,953,206	$19,305,568
Undistributed net investment income (loss)	$(145,216)	$285,646	$(138,744)	$44,040	$(8,868)	$13,701

The accompanying notes to financial statements are an integral part of this statement.

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates		Total from investment operations	Dividends from net investment income	Dividends from net realized gains
Brandes International Equity Fund
Class A
3/31/2013 (Unaudited)	$13.50	0.06	(5)	1.19	—		1.25	(0.50)	—
9/30/2012	$13.00	0.38	(5)	0.76	—		1.14	(0.64)	—
1/31/2011(3) – 9/30/2011	$15.74	0.26	(5)	(3.00)	—		(2.74)	—	—
Class C
1/31/2013(3) – 3/31/2013 (Unaudited)	$14.30	0.01	(5)	(0.08)	—		(0.07)	—	—
Class E
3/31/2013 (Unaudited)	$13.48	0.06	(5)	1.19	—		1.25	(0.50)	—
9/30/2012	$12.97	0.41	(5)	0.74	—		1.15	(0.64)	—
9/30/2011	$14.91	0.37	(5)	(1.96)	—		(1.59)	(0.35)	—
9/30/2010	$15.24	0.33	(5)	(0.40)	—		(0.07)	(0.26)	—
10/6/2008(3) – 9/30/2009	$16.03	0.32		0.54	—		0.86	(0.47)	(1.18)
Class I
3/31/2013 (Unaudited)	$13.50	0.07	(5)	1.19	—		1.26	(0.50)	—
9/30/2012	$12.99	0.41	(5)	0.76	—		1.17	(0.66)	—
9/30/2011	$14.92	0.40	(5)	(1.98)	—		(1.58)	(0.35)	—
9/30/2010	$15.24	0.32	(5)	(0.38)	—		(0.06)	(0.26)	—
9/30/2009	$17.43	0.26		(0.80)	—		(0.54)	(0.47)	(1.18)
9/30/2008	$26.51	0.61		(5.95)	—		(5.34)	(0.45)	(3.29)
Brandes Global Equity Fund
Class A
3/31/2013 (Unaudited)	$20.27	0.10	(5)	2.28	—		2.38	(0.53)	(0.34)
9/30/2012	$19.19	0.43	(5)	2.22	—		2.65	(0.44)	(1.13)
1/31/2011(3) – 9/30/2011	$22.34	0.29	(5)	(3.44)	—		(3.15)	—	—
Class C
1/31/2013(3) – 3/31/2013 (Unaudited)	$21.21	0.01	(5)	0.61	—		0.62	—	—
Class E
3/31/2013 (Unaudited)	$20.17	0.10	(5)	2.27	—		2.37	(0.56)	(0.34)
9/30/2012	$19.13	0.44	(5)	2.20	—		2.64	(0.47)	(1.13)
9/30/2011	$21.73	0.51	(5)	(1.59)	—		(1.08)	(0.44)	(1.08)
9/30/2010	$21.25	0.37	(5)	0.50	—		0.87	(0.39)	—
10/6/2008(3) – 9/30/2009	$20.00	0.40		0.94	—		1.34	(0.09)	—
Class I
3/31/2013 (Unaudited)	$20.33	0.12	(5)	2.28	—		2.40	(0.56)	(0.34)
9/30/2012	$19.22	0.49	(5)	2.22	—		2.71	(0.47)	(1.13)
9/30/2011	$21.76	0.51	(5)	(1.53)	—		(1.02)	(0.44)	(1.08)
9/30/2010	$21.24	0.42	(5)	0.48	—		0.90	(0.38)	—
10/6/2008(3) – 9/30/2009	$20.00	0.39		0.94	—		1.33	(0.09)	—
Brandes Emerging Markets Fund
Class A
3/31/2013 (Unaudited)	$8.96	0.01	(5)	0.69	—		0.70	(0.14)	(0.21)
9/30/2012	$7.85	0.17	(5)	1.10	—		1.27	(0.08)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.14	(5)	(2.29)	—	(6)	(2.15)	—	—
Class C
1/31/2013(3) – 3/31/2013 (Unaudited)	$9.54	(0.01	)(5)	(0.23)	—		(0.24)	—	—
Class I
3/31/2013 (Unaudited)	$8.99	0.02	(5)	0.68	—		0.70	(0.15)	(0.21)
9/30/2012	$7.86	0.20	(5)	1.10	—		1.30	(0.09)	(0.08)
1/31/2011(3) – 9/30/2011	$10.00	0.15	(5)	(2.29)	—	(6)	(2.14)	—	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	Amount is less than $0.01 per share.
(7)	The total return calculation does not reflect the sales loads that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, end of period	Total return(7)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments) to average net assets		Ratio of net investment income (prior to reimburse- ments) to average net assets		Portfolio turnover rate
Brandes Institutional International Equity Fund
Class A
3/31/2013 (Unaudited)	$14.25	9.54	%(1)	$0.2	1.30	%(2)	0.81	%(2)	1.44	%(2)	0.67	%(2)	6.51	%(1)
9/30/2012	$13.50	8.94%		$—	1.40%		2.86%		1.45%		2.81%		13.47%
1/31/2011(3) – 9/30/2011	$13.00	(17.41	)%(1)	$—	1.30	%(2)	2.54	%(2)	1.30	%(2)	2.54	%(2)	4.99	%(1)
Class C
1/31/2013(3) – 3/31/2013 (Unaudited)	$14.23	(0.49	)%(1)	$—	2.05	%(2)	0.08	%(2)	2.09	%(2)	0.04	%(2)	6.51	%(1)
Class E
3/31/2013 (Unaudited)	$14.23	9.56	%(1)	$12.8	1.20	%(2)	0.91	%(2)	1.20	%(2)	0.91	%(2)	6.51	%(1)
9/30/2012	$13.48	9.05%		$6.6	1.18%		3.09%		1.23%		3.04%		13.47%
9/30/2011	$12.97	(11.04)%		$4.4	1.32	%(2)	2.40%		1.32%		2.40%		4.99%
9/30/2010	$14.91	(0.44)%		$0.9	1.19%		2.36%		1.19%		2.36%		29.15%
10/6/2008(3) – 9/30/2009	$15.24	7.78	%(1)	$0.1	1.16	%(2)	2.21	%(2)	1.16	%(2)	2.21	%(2)	19.88	%(1)
Class I
3/31/2013 (Unaudited)	$14.26	9.70	%(1)	$367.8	1.05	%(2)	1.06	%(2)	1.25	%(2)	0.86	%(2)	6.51	%(1)
9/30/2012	$13.50	9.09%		$352.7	1.16%		3.11%		1.21%		3.06%		13.47%
9/30/2011	$12.99	(10.95)%		$454.7	1.14%		2.58%		1.14%		2.58%		4.99%
9/30/2010	$14.92	(0.37)%		$771.7	1.13%		2.19%		1.13%		2.19%		29.15%
9/30/2009	$15.24	(0.88)%		$867.0	1.16%		2.27%		1.16%		2.27%		19.86%
9/30/2008	$17.43	(23.42)%		$764.4	1.13%		2.76%		1.13%		2.76%		26.40%
Brandes Institutional Global Equity Fund
Class A
3/31/2013 (Unaudited)	$21.78	12.21	%(1)	$0.1	1.25	%(2)	0.97	%(2)	1.94	%(2)	0.28	%(2)	9.60	%(1)
9/30/2012	$20.27	14.38%		$0.1	1.25%		2.23%		2.00%		1.47%		18.00%
1/31/2011(3) – 9/30/2011	$19.19	(14.10	)%(1)	$—	1.25	%(2)	2.05	%(2)	1.74	%(2)	1.56	%(2)	23.94	%(1)
Class C
1/31/2013(3) – 3/31/2013 (Unaudited)	$21.83	2.59	%(1)	$—	2.00	%(2)	0.36	%(2)	2.12	%(2)	0.24	%(2)	9.60	%(1)
Class E
3/31/2013 (Unaudited)	$21.64	12.24	%(1)	$0.2	1.25	%(2)	0.96	%(2)	1.81	%(2)	0.40	%(2)	9.60	%(1)
9/30/2012	$20.17	14.35%		$0.2	1.25%		2.23%		1.69%		1.78%		18.00%
9/30/2011	$19.13	(5.80)%		$0.2	1.25%		2.05%		1.69%		1.62%		23.94%
9/30/2010	$21.73	4.08%		$0.1	1.20%		1.78%		1.41%		1.57%		16.87%
10/6/2008(3) – 9/30/2009	$21.25	6.77	%(1)	$0.1	1.20	%(2)	2.30	%(2)	1.83	%(2)	1.67	%(2)	4.06	%(1)
Class I
3/31/2013 (Unaudited)	$21.83	12.34	%(1)	$33.4	1.00	%(2)	1.22	%(2)	1.74	%(2)	0.48	%(2)	9.60	%(1)
9/30/2012	$20.33	14.67%		$30.1	1.00%		2.47%		1.68%		1.79%		18.00%
9/30/2011	$19.22	(5.51)%		$36.4	1.00%		2.30%		1.44%		1.86%		23.94%
9/30/2010	$21.76	4.28%		$41.0	1.00%		2.00%		1.41%		1.59%		16.87%
10/6/2008(3) – 9/30/2009	$21.24	6.72	%(1)	$37.4	1.00	%(2)	2.45	%(2)	1.80	%(2)	1.66	%(2)	4.06	%(1)
Brandes Institutional Emerging Markets Fund
Class A
3/31/2013 (Unaudited)	$9.31	8.03	%(1)	$96.1	1.37	%(2)	0.16	%(2)	1.47	%(2)	0.06	%(2)	12.06	%(1)
9/30/2012	$8.96	16.40%		$68.1	1.37%		2.03%		1.60%		1.79%		28.59%
1/31/2011(3) – 9/30/2011	$7.85	(21.50	)%(1)	$38.4	1.37	%(2)	2.12	%(2)	1.64	%(2)	1.85	%(2)	94.70	%(1)
Class C
1/31/2013(3) - 3/31/2013 (Unaudited)	$9.30	(2.52	)%(1)	$0.3	2.12	%(2)	(0.57	)%(2)	2.21	%(2)	(0.66	)%(2)	12.06	%(1)
Class I
3/31/2013 (Unaudited)	$9.33	8.08	%(1)	$166.3	1.12	%(2)	0.41	%(2)	1.27	%(2)	0.26	%(2)	12.06	%(1)
9/30/2012	$8.99	16.79%		$134.5	1.12%		2.26%		1.35%		2.03%		28.59%
1/31/2011(3) – 9/30/2011	$7.86	(21.40	)%(1)	$71.9	1.11	%(2)	2.38	%(2)	1.35	%(2)	2.14	%(2)	94.70	%(1)

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain/(loss) on investments	Net increase from payments by affiliates	Total from investment operations	Dividends from net investment income	Dividends from net realized
Brandes International Small Cap Fund
Class A
3/31/2013 (Unaudited)	$10.56	—	(5)	1.63	—	1.63	(0.09)	(0.12)
1/31/2012(3) – 9/30/12	$10.00	0.10	(5)	0.46	—	0.56	—	—
Class C
1/31/2013(3) – 3/31/2013 (Unaudited)	$11.90	(0.01	)(5)	0.08	—	0.07	—	—
Class I
3/31/2013 (Unaudited)	$10.56	0.01	(5)	1.64	—	1.65	(0.09)	(0.12)
1/31/2012(3) – 9/30/12	$10.00	0.10	(5)	0.46	—	0.56	—	10.56
Brandes Core Plus Fixed Income Fund
Class A
1/31/2013(3) – 3/31/2013 (Unaudited)	$9.43	0.05	(5)	—	—	0.05	(0.05)	—
Class E
3/31/2013 (Unaudited)	$9.61	0.16	(5)	0.05	—	0.21	(0.22)	(0.12)
9/30/2012	$9.36	0.38	(5)	0.50	—	0.88	(0.44)	(0.19)
9/30/2011	$9.66	0.47	(5)	(0.12)	—	0.35	(0.48)	(0.17)
9/30/2010	$8.96	0.54	(5)	0.64	—	1.18	(0.48)	—
9/30/2009	$8.70	0.47		0.25	—	0.72	(0.46)	—
12/28/2007(3) – 9/30/2008	$9.99	0.24		(1.31)	0.02	(1.05)	(0.24)	—
Class I
3/31/2013 (Unaudited)	$9.60	0.17	(5)	0.04	—	0.21	(0.23)	(0.12)
9/30/2012	$9.35	0.40	(5)	0.50	—	0.90	(0.46)	(0.19)
9/30/2011	$9.65	0.49	(5)	(0.12)	—	0.37	(0.50)	(0.17)
9/30/2010	$8.95	0.56	(5)	0.64	—	1.20	(0.50)	—
9/30/2009	$8.69	0.49		0.25	—	0.74	(0.48)	—
5/28/2008(3) – 9/30/2008	$10.00	0.44		(1.33)	0.02	(0.87)	(0.44)	—
Brandes Credit Focus Yield Fund
Class A
3/31/2013 (Unaudited)	$10.39	0.10	(5)	0.09	—	0.19	(0.10)	(0.06)
3/2/2012(3) – 9/30/12	$10.10	0.16	(5)	0.29	—	0.45	(0.16)	—
Class I
3/31/2013 (Unaudited)	$10.39	0.11	(5)	0.09	—	0.20	(0.12)	(0.06)
1/31/2012(3) – 9/30/12	$10.00	0.23	(5)	0.38	—	0.61	(0.22)	—

(1)	Not annualized.
(2)	Annualized.
(3)	Commencement of operations.
(4)	After fees waived and expenses absorbed or recouped by the Advisor, where applicable.
(5)	Net investment income (loss) per share has been calculated based on average shares outstanding during the period.
(6)	The Fund's total return includes a voluntary reimbursement by the Advisor for a realized investment loss on a transaction not meeting the Fund's investment guidelines. The return for the Core Fund, Class I and E shares would have been (9.21)% and (10.82)%, respectively, absent such reimbursement. See Note 2K in the Notes to Financial Statements.
(7)	The total return calculation does not reflect the sales load that may be imposed on Class A or C shares (see Note 7 of the Notes to Financial Statements).

Brandes Investment Trust

FINANCIAL HIGHLIGHTS For a capital share outstanding for the period ended:

	Net asset value, end of period	Total return(7)		Net assets, end of period (millions)	Ratio of net expenses to average net assets(4)		Ratio of net investment income to average net assets(4)		Ratio of expenses (prior to reimburse- ments/ waivers) to average net assets		Ratio of net investment income (prior to reimburse- ments/ waivers) to average net assets		Portfolio turnover rate
Brandes International Small Cap Fund
Class A
3/31/2013 (Unaudited)	$11.98	15.70	%(1)	$18.0	1.40	%(2)	(0.08	)%(2)	1.70	%(2)	(0.38	)%(2)	12.84	%(1)
1/31/2012(3) – 9/30/12	$10.56	5.60	%(1)	$38.4	1.40	%(2)	1.19	%(2)	2.16	%(2)	0.43	%(2)	13.55	%(1)
Class C
1/31/2013(3) – 3/31/2013 (Unaudited)	$11.97	0.59	%(1)	$—	2.15	%(2)	(0.64	)%(2)	2.45	%(2)	(0.94	)%(2)	12.84	%(1)
Class I
3/31/2013 (Unaudited)	$12.00	15.94	%(1)	$55.8	1.15	%(2)	0.17	%(2)	1.49	%(2)	(0.17	)%(2)	12.84	%(1)
1/31/2012(3) – 9/30/12	$10.56	5.60	%(1)	$38.4	1.15	%(2)	1.44	%(2)	1.91	%(2)	0.68	%(2)	13.55	%(1)
Brandes Institutional Core Plus Fixed Income Fund
Class A
1/31/2013(3) – 3/31/2013 (Unaudited)	$9.43	0.55	%(1)	$0.8	0.70	%(2)	3.44	%(2)	1.28	%(2)	2.86	%(2)	16.96	%(1)
Class E
3/31/2013 (Unaudited)	$9.48	2.23	%(1)	$1.6	0.70	%(2)	3.42	%(2)	1.38	%(2)	2.74	%(2)	16.96	%(1)
9/30/2012	$9.61	9.85%		$6.9	0.70%		4.06%		1.45%		3.33%		31.59%
9/30/2011	$9.36	3.72%		$3.8	0.70%		4.90%		1.48%		4.13%		91.18%
9/30/2010	$9.66	13.47%		$2.7	0.70%		5.80%		1.48%		5.02%		150.89%
9/30/2009	$8.96	8.86%		$1.0	0.70%		5.95%		1.84%		4.81%		22.06%
12/28/2007(3) – 9/30/2008	$8.70	(10.62	)%(1),(6)	$0.0	0.70	%(2)	8.54	%(2)	7.19	%(2)	2.05	%(2)	404.25	%(1)
Class I
3/31/2013 (Unaudited)	$9.46	2.24	%(1)	$30.6	0.50	%(2)	3.62	%(2)	1.18	%(2)	2.94	%(2)	16.96	%(1)
9/30/2012	$9.60	10.06%		$25.3	0.50%		4.28%		1.23%		3.55%		31.59%
9/30/2011	$9.35	3.94%		$23.2	0.50%		5.11%		1.25%		4.36%		91.18%
9/30/2010	$9.65	13.73%		$24.8	0.50%		6.00%		1.25%		5.25%		150.89%
9/30/2009	$8.95	9.07%		$23.9	0.50%		5.97%		2.20%		4.27%		22.06%
5/28/2008(3) – 9/30/2008	$8.69	(9.00	)%(1),(6)	$4.7	0.50	%(2)	6.04	%(2)	7.93	%(2)	1.39	%(2)	404.25	%(1)
Brandes Credit Focus Yield Fund
Class A
3/31/2013 (Unaudited)	$10.42	1.88%		$3.4	0.95	%(2)	1.90	%(2)	1.67	%(2)	1.17	%(2)	16.62	%(1)
3/2/2012(3) – 9/30/12	$10.39	4.51%		$—	0.95	%(2)	2.69	%(2)	1.05	%(2)	2.06	%(2)	162.73	%(1)
Class I
3/31/2013 (Unaudited)	$10.41	1.93%		$25.6	0.70	%(2)	2.14	%(2)	1.48	%(2)	1.36	%(2)	16.62	%(1)
1/31/2012(3) – 9/30/12	$10.39	6.23%		$19.3	0.70	%(2)	3.39	%(2)	2.35	%(2)	1.74	%(2)	162.73	%(1)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited)

NOTE 1 – ORGANIZATION

The Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Fund (the “Emerging Markets Fund), the Brandes International Small Cap Equity Fund (the “International Small Cap Fund”), the Brandes Institutional Core Plus Fixed Income Fund (the “Core Plus Fund”) and the Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund”) (each a “Fund” and collectively the “Funds”) are series of Brandes Investment Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, open-end management investment company.

The International Fund, Global Fund, Emerging Markets Fund and International Small Cap Fund began operations on January 2, 1997, October 6, 2008, January 31, 2011 and January 31, 2012, respectively. Prior to January 31, 2011 for the Emerging Markets Fund and January 31, 2012 for the International Small Cap and Credit Focus Yield Funds, these Funds’ portfolios were managed as private investment funds with investment objectives, investment policies and strategies that were, in all material respects, equivalent to those of the Emerging Markets Fund, International Small Cap Fund and Credit Focus Yield Fund, respectively.

The International Fund and Global Fund have four classes of shares: Class A, Class C, Class E and Class I. The Emerging Markets Fund and International Small Cap Fund have three classes of shares: Class A, Class C and Class I. The Core Plus Fund began operations on December 28, 2007, and has three classes of shares: Class A, Class E and Class I. The Credit Focus Yield Fund has two classes of shares: Class A and Class I. The International Fund and Global Fund invest their assets primarily in equity securities of issuers with market capitalizations greater than $1 billion. The International, International Small Cap and Emerging Markets Funds invest their assets in securities of foreign companies, while the Global Fund invests its assets in securities of foreign and domestic companies. The Core Plus Fund and Credit Focus Yield Fund invest predominantly in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Repurchase Agreements. Each Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet the credit guidelines established by the Board

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

of Trustees. Each Fund will always receive and maintain, as collateral, U.S. Government securities whose market value, including accrued interest (which is recorded in the Schedules of Investments), will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the Fund’s custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. Before causing a Fund to enter into a repurchase agreement, the investment advisor will determine that such party does not have any apparent risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
B.	Foreign Currency Translation and Transactions. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rates of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rates of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds report certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

C.	Delayed Delivery Securities. The Funds may purchase securities on a when-issued or delayed delivery basis. “When-issued” or delayed delivery refers to securities whose terms are available and for which a market exists, but that have not been issued. For a when-issued or delayed delivery transaction, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a Fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the Fund segregates cash or liquid securities, of any type or maturity, equal in value to the Fund's commitment. Losses may arise if the market value of the

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

underlying securities change, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The Funds did not hold any delayed delivery securities as of March 31, 2013.
D.	Participatory Notes. The International, Global, Emerging Markets and International Small Cap Funds may invest in participatory notes. Participatory notes are derivative securities which are designed to provide synthetic exposure to one or more underlying security or securities, subject to the credit risk of the issuing financial institution.

Investments in participatory notes involve risks normally associated with a direct investment in the underlying securities. In addition, participatory notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the notes will not fulfill its contractual obligation to complete the transaction with the Trust. Participatory notes constitute general unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. The Trust is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participatory note against the issuer of the securities underlying such participatory note. The investment advisor has established guidelines for monitoring participatory note exposure for the Funds. Prior to investment in a participatory note, the investment advisor will complete an analysis of the prospective counterparties and once purchased, will continue to monitor creditworthiness on a quarterly basis. The investment advisor requires a minimum credit rating for such counterparties (as determined by rating agencies such as Moody’s, Fitch and S&P) of A.

The Funds record counterparty credit risk valuation adjustments, if material, on the participatory notes in order to appropriately reflect the credit quality of the counterparty. During the six months ended March 31, 2013, the Funds did not make any counterparty credit risk valuation adjustments.

The International, Global and International Small Cap Funds did not invest in any participatory notes at March 31, 2013. The Emerging Markets Fund invested in a participatory note with HSBC Bank Plc in which HSBC Bank Plc is an investment vehicle used to purchase an underlying security: Etihad Etisalat Co. The average monthly market value of this security was $5,927,562 during the six months ended March 31, 2013. As a result of the investment in the participation note, the Emerging Markets Fund recognized a net unrealized gain of $1,973,064 and no realized gain (loss). The market value of the security on March 31, 2013 was $6,699,733 and can be found in the Emerging Market Fund’s Schedule of Investments.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

E.	Security Transactions, Dividends and Distributions. Security transactions are accounted for on the trade dates. Realized gains and losses are evaluated on the bases of identified costs. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Interest is recorded on an accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates. Each Fund’s investment income, expenses, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of the Fund’s shares based upon the relative net asset values of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to the Funds’ portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods. The Funds amortize premiums and accrete discounts using the constant yield method.
F.	Concentration of Risk. As of March 31, 2013, the International, Global, Emerging Markets and International Small Cap Funds held a significant portion of their assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the International, Global, Emerging Markets and International Small Cap Funds’ net assets. The investment advisor monitors these off-balance sheet risks.
G.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and revenue and expenses and disclosure of contingent assets and liabilities and revenue and expenses at the date of the financial statements. Actual results could differ from those estimates.
H.	Securities Lending. The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Fund securities exposes the Fund to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Fund’s custodian, marked to market daily, in the form of cash and/or U.S. Government obligations, in an amount at least equal to 102% (105% in the case of

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

loans of foreign securities not denominated in U.S. dollars) of the market value of the loaned securities. As of March 31, 2013, the Funds did not have any securities on loan.
I.	Indemnification Obligations. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.
J.	Accounting for Uncertainty in Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds may be subject to a nondeductible excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. The Funds intend to distribute their net investment income and capital gains as necessary to avoid this excise tax. Therefore, no provision for federal income taxes or excise taxes has been made.

The Trust has adopted financial reporting rules that require the Funds to analyze all open tax years, as defined by the applicable statute of limitations, for all major jurisdictions. Open tax years for the Funds are those that are open for exam by taxing authorities (2009 through 2012). As of March 31, 2013 the Trust has no examinations in progress.

Management has analyzed the Trust's tax positions, and has concluded that no liability should be recorded related to uncertain tax positions expected to be taken on the tax return for the fiscal year-end September 30, 2012. The Funds identify their major tax jurisdictions as U.S. Federal and the State of California. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

K.	Payment by Affiliate. During the fiscal year ended September 30, 2008, the Fund’s investment advisor, Brandes Investment Partners, L.P., voluntarily reimbursed the Core Plus Fund $8,946 relating to the Fund’s purchase of a security of an affiliate of the Distributor, which violated the Fund's investment restrictions. Additionally, during the period ended September 30,

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

2011, Brandes Investment Partners, L.P. voluntarily reimbursed the Emerging Markets Fund $5,862 relating to commissions paid by the Emerging Markets Fund to brokers for execution of certain securities transactions in relation to a redemption in kind during the period ended September 30, 2011. These reimbursements have been classified on the Financial Highlights as “Net increase from payments by affiliates”.
L.	Fair Value Measurements. The Trust has adopted US GAAP fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Trust has access at the date of measurement.

Level 2 — Other significant observable market inputs including quoted prices for similar instruments in active markets; quoted adjusted prices in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exist or instances where prices vary substantially over time or among brokered market makers.

Level 3 — Significant unobservable inputs including model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Trust’s own assumptions that market participants would use to price the asset or liability based on the best available information.

M.	Security Valuation. Common and preferred stocks, exchange-traded funds and financial derivative instruments, such as futures contracts and options contracts that are traded on a national securities or commodities exchange, are valued at the last reported sales price at the close of regular trading on each day the exchange is open for trading, in the case of common stocks and exchange-traded funds, or, in the case of futures contracts or options contracts, the settlement price determined by the relevant exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Securities traded on an exchange for which there have been no sales on the valuation date, are valued at the mean between last bid and ask price on such day and are categorized as Level 2 on the fair value hierarchy.

Investments in registered open-end management investment companies will be valued based upon the Net Asset Value, (“NAVs”) of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in privately held investment funds will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy if there are significant observable inputs used.

Valuation adjustments may be applied to certain common and preferred stocks that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the New York Stock Exchange, (“NYSE”). These securities are generally valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

As of March 31, 2013, the International Equity Fund, Global Equity Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund had securities with market values of $317,016,366, $18,266,844, $107,001,515, $34,675,058, $0 and $0, that represents 86.74%, 56.20%, 42.59%, 49.40%, 0.00% and 0.00% of each Fund’s net assets, respectively, that were fair valued using these valuation adjustments.

Fixed income securities (other than short-term investments) including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, fixed income securities purchased on a delayed-delivery basis and non-U.S. bonds are normally valued on the basis of bid prices obtained from brokers and dealers or independent pricing services or sources. Independent pricing services typically use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. The service providers’ internal models use inputs that are observable such as, among other things, issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Secu-

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

rities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

The Funds may enter into mortgage dollar roll transactions in which the Funds sell a mortgage-backed security to a counterparty and simultaneously enter into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Mortgage dollar rolls are accounted for as purchase and sale transactions, which may increase a Fund’s portfolio turnover rate.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each package of securities. These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Certain securities may be fair valued in accordance with the fair valuation procedures approved by the Board of Trustees. The Valuation Committee is generally responsible for overseeing the day-to-day valuation processes and reports periodically to the Board. The Valuation Committee is authorized to make all necessary determinations of the fair value of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable. The securities fair valued by the Valuation Committee are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. Certain vendor priced securities may be considered Level 3 if significant unobservable inputs are used.

In using fair value pricing, each Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

market quotations. A Fund using fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. Further, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The following is a summary of the level inputs used, as of March 31, 2013, involving the Funds’ assets carried at fair value. The inputs used for valuing securities may not be an indication of the risk associated with investing in those securities.

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
International Fund
Equities
Consumer Discretionary	$—	$77,022,670	$—	$77,022,670
Energy	12,197,525	30,142,121	—	42,339,646
Financials	5,206,076	67,862,871	—	73,068,947
Health Care	—	46,093,742	—	46,093,742
Industrials	—	7,009,525	—	7,009,525
Information Technology	13,352,562	23,259,151	—	36,611,713
Materials	4,225,698	16,676,541	—	20,902,239
Telecommunication Services	12,297,555	37,673,718	—	49,971,273
Utilities	1,173,505	11,276,027	—	12,449,532
Total Equities	48,452,921	317,016,366	—	365,469,287
Repurchase Agreements	—	7,245,869	—	7,245,869
Total Investments in Securities	$48,452,921	$324,262,235	$—	$372,715,156
Global Fund
Equities
Consumer Discretionary	$625,660	$2,000,060	$—	$2,625,720
Consumer Staples	2,037,487	2,509,873	—	4,547,360
Energy	1,274,063	2,223,213	—	3,497,276
Financials	3,267,184	3,186,959	—	6,454,143
Health Care	1,876,068	3,046,192	—	4,922,260
Industrials	346,275	—	—	346,275
Information Technology	3,885,409	1,391,596	—	5,277,005
Materials	—	688,283	—	688,283
Telecommunication Services	843,468	2,383,377	—	3,226,845
Utilities	82,423	837,291	—	919,714
Total Equities	14,238,037	18,266,844	—	32,504,881
Repurchase Agreements	—	1,072,063	—	1,072,063
Total Investments in Securities	$14,238,037	$19,338,907	$—	$33,576,944
Emerging Fund
Equities
Consumer Discretionary	$11,089,045	$24,649,004	$—	$35,738,049
Consumer Staples	10,007,270	5,745,462	—	15,752,732
Energy	24,949,354	—	—	24,949,354
Financials	25,412,270	31,158,692	—	56,570,962
Health Care	409,311	2,629,666	—	3,038,977
Industrials	11,547,937	4,191,516	—	15,739,453
Information Technology	12,078,246	9,899,210	—	21,977,456
Materials	9,197,818	12,769,045	—	21,966,863
Telecommunication Services	25,754,452	10,935,520	—	36,689,972
Utilities	6,890,950	5,212,265	—	12,103,215
Total Equities	137,336,653	107,190,380	—	244,527,033
Participatory Notes	—	6,699,733		6,699,733
Repurchase Agreements	—	10,408,179	—	10,408,179
Total Investments in Securities	$137,336,653	$124,298,292	$—	$261,634,945

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Description	Level 1	Level 2	Level 3	Total
International Small Cap Fund
Equities
Consumer Discretionary	$8,745,568	$9,574,530	$—	$18,320,098
Consumer Staples	7,388,803	2,933,884	—	10,322,687
Financials	3,907,135	1,822,057	—	5,729,192
Health Care	2,910,563	4,296,346	—	7,206,909
Industrials	3,467,875	10,241,462	—	13,709,337
Information Technology	4,707,808	1,391,012	—	6,098,820
Materials	855,344	3,312,634	—	4,167,978
Telecommunication Services	2,132,056	—	—	2,132,056
Utilities	—	2,253,365	—	2,253,365
Total Equities	34,115,152	35,825,290	—	69,940,442
Corporate Bonds	—	248,285	—	248,285
Repurchase Agreements	—	3,841,341	—	3,841,341
Total Investments in Securities	$34,115,152	$39,914,916	$—	$74,030,068
Core Plus Fund
Equities	$220,218	$165,017	$—	$385,235
Asset Backed Securities	—	—	1,154,814	1,154,814
Corporate Bonds	—	13,734,395	—	13,734,395
Government Securities	—	13,429,551	109,204	13,538,755
Mortgage Backed Securities	—	2,761,287	—	2,761,287
Repurchase Agreements	—	1,626,171	—	1,626,171
Warrants	—	—	169	169
Total Investments in Securities	$220,218	$31,716,421	$1,264,187	$33,200,826
Credit Focus Yield Fund
Equities	$292,211	$208,698	$—	$500,909
Asset Backed Securities	—	—	380,474	380,474
Corporate Bonds		15,191,287	—	15,191,287
Government Securities	—	11,007,605	13,815	11,021,420
Mortgage Backed Securities	—	320,964	—	320,964
Repurchase Agreements	—	1,031,231	—	1,031,231
Warrants	—	—	756	756
Total Investments in Securities	$292,211	$27,759,785	$395,045	$28,447,041

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Below are the transfers into or out of Levels 1 and 2 for the Funds using market values measured at the end of the reporting periods:

	International Fund	Global Fund	Emerging Fund	International Small Cap Fund	Core Plus Fund	Credit Focus Yield Fund
Transfers into Level 1	$—	$—	$5,198,088	$7,054,568	$—	$—
Transfers out of Level 1	—	—	2,144,351	4,516,438	—	—
Net Transfers in/(out) of Level 1	$—	$—	$3,053,737	$2,538,130	$—	$—
Transfers into Level 2	$—	$—	$2,144,351	$4,516,438	$—	$—
Transfers out of Level 2	—	—	5,198,088	7,054,568	—	—
Net Transfers in/(out) of Level 2	$—	$—	$(3,053,737)	$(2,538,130)	$—	$—

The transfers from Level 1 to Level 2 are due to the securities being fair valued as a result of market movements following the close of local trading and/or due to the lack

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

of trading volume on March 31, 2013. The transfers from Level 2 to Level 1 are due to the securities no longer being fair valued as a result of trading on a stock exchange on March 31, 2013.

There were no Level 3 securities in the International, Emerging Markets, Global Equity and International Small Cap Funds at the beginning or during the periods presented.

Below is a reconciliation that details the activity of securities in Level 3 in the Core Plus and Credit Focus Yield Funds during the period ended March 31, 2013:

	Core Plus Fund	Credit Focus Yield Fund
Beginning Balance-October 1, 2012	$1,165,074	$371,834
Purchases	—	—
Sales	(23,578)	—
Transfers in to level 3	—	—
Transfers out of level 3	—	—
Realized gains (losses), net	(45,588)	—
Change in unrealized gains (losses)	168,279	23,211
Ending Balance – March 31, 2013	$1,264,187	$395,045

The realized and unrealized gains and losses from Level 3 transactions are included with the net realized gains and losses on investments on the Statement of Assets and Liabilities. As of March 31, 2013 the Core Plus and Credit Focus Yield Funds had $213,393 and $29,425 of unrealized losses from Level 3 securities, respectively.

The following table presents information about unobservable inputs related to the Trust's categories of Level 3 investments as of March 31, 2013.

	Fair Value at 3/31/13	Valuation Techniques	Unobservable Inputs	Ranges
Student Loans	$1,535,289	Consensus pricing	Third party inputs	N/A
		Discounted cash flows	Prepayment speeds	0 - 4%
Federal & Federally Sponsored Credits	$123,019	Consensus pricing	Third party inputs	N/A
Equity Securities	—	Expected proceeds from pending litigation	No active market Qualitative information based on the status of pending litigation	None
Warrants	$924	Intrinsic value	Warrant strike price & underlying stock price	N/A

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The following provides a general description of the impact of a change in an unobservable input on the fair value measurement and the interrelationship of unobservable inputs, where relevant/significant. Interrelationships may also exist between observable and unobservable inputs (for example, as interest rates rise, prepayment rates decline).

Student Loans & Federal & Federally Sponsored Credits

At regular intervals the above unobservable inputs are reviewed and compared to publicly available information for reasonableness. Values are compared to historical averages and general sector trends are taken into account. In general, an increase in the discount rate, default rates, loss severity and delinquencies, in isolation, would result in a decrease in the fair value measurement. In addition, an increase in default rates would generally be accompanied by a decrease in recovery rates, slower prepayment rates and an increase in liquidity spreads. For each of the individual relationships described above, the inverse relationship would also generally apply.

Equity Securities

As there is no active market for Level 3 securities, the value is being derived from qualitative information based on the status of pending litigation.

Warrants

The fair value of the warrant is derived by calculating the difference between the underlying equity security’s price and the strike price of the warrant. An increase in the underlying equity security’s price will increase the fair value of the warrant security. Alternatively, a decrease in the underlying equity security’s price will decrease the fair value of the warrant security.

NOTE 3 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

A. Advisor Fee.  Brandes Investment Partners, L.P. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of1.00% on the first $2.5 billion, 0.90% on the next $2.5 billion and 0.80% on the amount of average daily net assets greater than $5 billion of the International Fund and 0.80%, 0.95%, 0.95%, 0.35% and 0.50% based upon the average daily net assets of the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund, respectively. For the six months ended March 31, 2013, the International Fund, the Global Fund, the Emerging Markets Fund, the International Small Cap Fund, the Core Plus Fund and the Credit Focus Yield Fund incurred $1,814,695, $123,976, $1,091,781, $280,228, $53,773 and $65,659 in advisory fees, respectively.

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s annual operating expenses, including repayment of previous waivers, to the following percentages of the Funds’ average daily net assets attributable to the specific classes through January 30, 2014 (the “Expense Cap Agreement”):

Fund	Class A	Class C	Class E	Class I
International Fund	1.30%	2.05%	1.30%	1.05%
Global Fund	1.25%	2.00%	1.25%	1.00%
Emerging Markets Fund	1.37%	2.12%	N/A	1.12%
International Small Cap Fund	1.40%	2.15%	N/A	1.15%
Core Plus Fund	0.70%	N/A	0.70%	0.50%
Credit Focus Yield Fund	0.95%	N/A	N/A	0.70%

Any reimbursements or fee waivers made by the Advisor to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, any such repayment must be made before the end of the third full fiscal year after the fiscal year in which the related reimbursement or waiver occurred. For the six months ended March 31, 2013, the Advisor waived expenses and/or reimbursed the Funds $357,381, $114,057, $155,432, $99,541, $104,769 and $101,555 for the International Equity Fund, Global Equity Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fixed Income Fund and Credit Focus Yield Fund, respectively.

Fund	Recovery Expiring September 30, 2013	Recovery Expiring September 30, 2014	Recovery Expiring September 30, 2015
International Fund	$—	$—	$208,594
Global Fund	158,122	187,218	229,270
Emerging Markets Fund	—	163,603	378,305
International Small Cap Fund	N/A	N/A	218,903
Core Plus Fund	192,839	204,045	156,102
Credit Focus Yield Fund	N/A	N/A	149,098

For the six months ended March 31, 2013, the Advisor did not recoup any fees previously waived or reimbursed.

B.   Administration Fee. U.S. Bancorp Fund Services, LLC, (the “Administrator”) acts as administrator for the Funds. The Administrator prepares various federal and state regulatory filings; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses; and reviews the Funds’ expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.03% for the first $1 billion of the Trust’s average daily net assets and 0.02% in

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

excess of $1 billion of the Trust’s average daily net assets, subject to a minimum of $50,000 per series of the Trust per annum which is allocated among the series based on their average net assets. For the six months ended March 31, 2013, the International Fund, Global Fund, Emerging Markets Fund, International Small Cap Fund, Core Plus Fund and Credit Focus Yield Fund incurred $75,462, $6,275, $42,866, $9,478, $6,536 and $4,694 in such fees, respectively.

C.   Distribution and Servicing Fees. Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. A portion of the Funds’ distribution fees is paid by the Advisor.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Funds’ Class A and C shares. The Plan is designed to reimburse the Distributor or dealers for certain promotional and other sales related costs associated with sales of Fund shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% and 0.75% of the average daily net assets of each Fund's Class A and C shares, respectively. During the six months ended March 31, 2013, the Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.75% of Class C shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The 12b-1 Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Trustees of the Trust, including the vote of a majority of the Independent Trustees. For the six months ended March 31, 2013, the following Funds incurred expenses pursuant to the Plan:

	Class A	Class C
International Fund	$111	$1
Global Fund	117	1
Emerging Markets Fund	99,077	165
International Small Cap Fund	13,677	6
Core Plus Fund	162	N/A
Credit Focus Yield Fund	1,488	N/A

Classes C, E and I of the Funds are permitted to pay to securities broker-dealers, retirement plan sponsors and administrators, banks and their affiliates, and other institutions and service professionals with a written contract as shareholder servicing agent of the Funds, an annual fee for non-distribution sub-transfer agent and/or sub-accounting services up to 0.25%, 0.25% and 0.05% of annual net assets attributable to

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

Class C, Class E and Class I, respectively (the “Service Fee”). For the six months ended March 31, 2013, the Funds incurred the following Service Fees:

Fund	Class C	Class E	Class I
International Fund	$1	$—	$88,380
Global Fund	1	122	7,676
Emerging Fund	55	N/A	37,823
International Small Cap Fund	2	N/A	5,470
Core Plus Fund	N/A	8,816	5,886
Credit Focus Yield Fund	N/A	N/A	2,056

Certain officers and trustees of the Trust are also officers of the Advisor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, were as follows for the six months ended March 31, 2013:

	U.S. Government		Other
Fund	Purchases	Sales	Purchases	Sales
International Fund	$—	$—	$23,309,308	$44,845,084
Global Fund	$—	$—	$2,996,933	$2,897,984
Emerging Markets Fund	$—	$—	$61,787,612	$27,144,598
International Small Cap Fund	$—	$—	$27,814,140	$7,203,351
Core Plus Fund	$5,357,147	$3,744,607	$1,080,915	$1,334,076
Credit Focus Yield Fund	$7,954,779	$3,149,830	$4,803,721	$981,544

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NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 5 –  CAPITAL STOCK TRANSACTIONS

Capital stock activity for each class of shares was as follows (shares and dollar amounts in thousands):

	International Fund				Global Fund
	Six Months Ended 3/31/13		Year Ended 9/30/12		Six Months Ended 3/31/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	15	$200	—	$—	—	$5	5	$110
Class C	—	1	N/A	N/A	—	1	N/A	N/A
Class E	467	6,423	292	3,889	—	2	2	39
Class I	3,329	46,056	6,652	87,660	160	3,253	297	5,822
Issued on Reinvestment of Distributions
Class A	—	1	—	—	—	1	—	1
Class C	—	—	N/A	N/A	—	—	N/A	N/A
Class E	21	275	10	131	—	7	1	16
Class I	865	11,376	1,483	19,328	24	468	154	2,936
Shares Redeemed
Class A	(1)	(16)	—	—	—	(1)	(2)	(31)
Class C	—	—	N/A	N/A	—	—	N/A	N/A
Class E	(78)	(1,066)	(145)	(1,904)	—	(9)	(3)	(66)
Class I	(4,543)	(62,352)	(16,999)	(223,834)	(136)	(2,719)	(863)	(16,826)
Net Increase/(Decrease) Resulting from Fund Share Transactions	75	$898	(8,707)	$(114,730)	48	$1,008	(409)	$(7,999)

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

	Emerging Markets Fund				International Small Cap Fund
	Six Months Ended 3/31/13		Year Ended 9/30/12		Six Months Ended 3/31/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares Sold
Class A	3,291	$30,453	4,535	$40,023	1,040	$11,970	560	$5,485
Class C	28	263	N/A	N/A	2	22	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	4,549	41,892	7,453	64,976	1,164	12,992	3,640	36,401
Issued on Reinvestment of Distributions
Class A	315	2,742	96	795	14	156	—	—
Class C	—	—	N/A	N/A	—	—	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	630	5,496	218	1,813	71	765	—	—
Shares Redeemed
Class A	(886)	(8,084)	(1,922)	(16,169)	(105)	(1,220)	(6)	(60)
Class C	—	—	N/A	N/A	—	—	N/A	N/A
Class E	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class I	(2,319)	(21,539)	(1,851)	(16,510)	(224)	(2,454)	— -	—
Net Increase Resulting from Fund Share Transactions	5,608	$51,223	8,529	$74,928	1,962	$22,231	4,194	$41,826

	Core Plus Fund					Credit Focus Yield Fund
	Six Months Ended 3/31/13		Year Ended 9/30/12			Six Months Ended 3/31/13		Year Ended 9/30/12
	Shares	Amount	Shares	Amount		Shares	Amount	Shares	Amount
Shares Sold
Class A	82	$775	N/A	$	N/A	324	$3,377	—	$—
Class E	154	1,474	437		4,103	N/A	N/A	N/A	N/A
Class I	1,089	10,298	367		3,447	554	5,772	1,830	18,478
Issued on Reinvestment of Distributions
Class A	—	2	N/A		N/A	2	17	—	—
Class E	26	262	29		269	N/A	N/A	N/A	N/A
Class I	76	787	153		1,422	42	431	29	295
Shares Redeemed
Class A	—	(1)	N/A		N/A	—	(5)	—	—
Class E	(726)	(6,880)	(162)		(1,524)	N/A	N/A	N/A	N/A
Class I	(565)	(5,467)	(375)		(3,525)	—	—	—	—
Net Increase/(Decrease) Resulting from Fund Share Transactions	136	$1,250	449		$4,192	923	$9,592	1,859	$18,773

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 6 – FEDERAL INCOME TAX MATTERS

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	International Fund	Global Fund	Emerging Markets Fund
Cost of investments for tax purposes	$432,559,696	$30,073,254	$217,240,735
Gross tax unrealized appreciation	29,002,756	3,601,837	15,287,536
Gross tax unrealized depreciation	(103,865,848)	(3,797,895)	(30,641,598)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	(74,863,092)	(196,058)	(15,354,062)
Distributable ordinary income	12,842,597	837,080	5,562,464
Distributable long-term capital gains	—	470,900	1,338,816
Total distributable earnings	12,842,597	1,307,980	6,901,280
Other accumulated gains/(losses)	(114,502,642)	(27,091)	(208,009)
Total accumulated earnings	$(176,583,137)	$1,084,831	$(8,660,791)

	International Small Cap Fund	Core Plus Fund	Credit Focus Yield Fund
Cost of investments for tax purposes	$41,827,531	$29,688,253	$18,505,948
Gross tax unrealized appreciation	3,944,386	2,879,394	975,962
Gross tax unrealized depreciation	(2,152,808)	(514,369)	(84,008)
Net tax unrealized appreciation (depreciation) on investments and foreign currency	1,791,578	2,365,024	891,955
Distributable ordinary income	805,988	65,939	109,602
Distributable long-term capital gains	—	258,603	63,184
Total distributable earnings	805,988	324,542	172,786
Other accumulated gains/(losses)	(56,335)	—	(10,117)
Total accumulated earnings	$2,541,231	$2,689,566	$1,054,624

The differences between book and tax basis distributable earnings are primarily related to foreign currency adjustments and the differences in classification of paydown gains and losses for tax purposes compared to book purposes. These differences are temporary.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

The tax composition of dividends for the periods ended September 30, 2012 for the Funds, were as follows:

	Ordinary Income Total	Long Term Capital Gains Total
International Fund	$21,557,103	$—
Global Equity Fund	$949,989	$2,084,132
Emerging Markets Fund	$1,650,809	$1,078,155
International Small Cap Fund	$—	$—
Core Plus Fund	$1,634,799	$363,367
Credit Focus Yield Fund	$297,635	$—

Pursuant to Internal Revenue Code Section 852(b)(3), the International Fund designated the amount necessary to reduce the earnings and profits related to net capital gains to zero for the tax year ended September 30, 2012.

At September 30, 2012, the International Fund had net realized losses on investment and foreign currencies between November 1, 2011 and September 30, 2012, of $26,501,673, which were deferred for tax purposes and recognized on October 1, 2012.

As of September 30, 2012 the Funds had capital losses expiring as indicated below:

Fund	2018	Indefinite
International Fund	$29,067,216	$59,035,452
Global Equity Fund	—	—
Emerging Markets Fund	—	—
International Small Cap Fund	—	—
Core Plus Fund	—	—
Credit Focus Yield Fund	—	—

Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the periods ended September 30, 2012, the International Fund increased undistributed net investment income/loss by $392,412, decreased accumulated net realized gain/loss by $392,414 and increased paid in capital by $2, due to certain permanent book and tax differences. The Global Fund decreased undistributed net investment income/loss by $17,228, decreased accumulated net realized gain/loss by $60,939 and increased paid in capital by $78,167. The Emerging Markets Fund decreased undistributed net investment income/loss by $94,710, decreased accumulated net realized gain/loss by $540,064 and increased paid in capital by $634,774. The Core Plus Fund increased undistributed net investement income/loss by $114,401, decreased accumulated net realized

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

gain/loss by $147,419 and increased paid in capital by $33,018. The Credit Focus Yield Fund increased undistributed net investment income/loss by $5,042, increased accumulated net realized gain/loss by $516,708 and decreased paid in capital by $521,750. The International Small Cap Fund decreased undistributed net investment income/loss by $5,114, increased accumulated net realized gain/loss by $79,585 and decreased paid in capital by $74,471. The permanent book and tax differences relate to a reclassification of foreign currency gain/loss.

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are described below.

New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains. Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

NOTE 7 –  OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 5.75% for the International, Global, Emerging Markets and International Small Cap Funds; and 3.75% for the Core Plus and Credit Focus Yield Funds. A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the redemption value of the Class A Shares redeemed. Class C Shares include a 1.00% CDSC paid by redeeming shareholders within 12 months of purchase. As a result the redemption price may

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

differ from the net asset value per share. The public offering price for Class E and I shares are the respective net asset values. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

NOTE 8 – SUBSEQUENT EVENTS

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued.

On May 14, 2013 the Board of Trustees of Brandes Investment Trust approved revisions to the Expense Cap Agreement and the annual Advisor Fee rate of the International Fund as indicated below. These revisions are effective starting on May 14, 2013.

Expense Cap Agreement
	Old Expense Cap	New Expense Cap
Class A	1.30%	1.20%
Class C	2.05%	1.95%
Class E	1.30%	1.20%
Class I	1.05%	1.00%

Advisor Fee
For average daily net assets	Old Rate	New Rate
Less than $2.5 billion	1.00%	0.80%
$2.5 billion - $5.0 billion	0.90%	0.80%
More than $5.0 billion	0.80%	0.70%

NOTE 9 –  RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

On December 16, the International Accounting Standards Board (IASB) and the Financial Accounting Standards Board (FASB) issued common disclosure requirements that are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. The eligibility criteria for offsetting are different in International Financial Reporting Standards (IFRSs) and U.S. Generally Accepted Accounting Principles (US GAAP). The Trust will be required to apply the amendments in this Update for annual reporting periods beginning on or after January 1, 2013, and for interim periods within those annual periods. Management is currently evaluating the impact this disclosure may have on the Trust’s financial statements.

Brandes Investment Trust

NOTES TO FINANCIAL STATEMENTS — (Unaudited) (continued)

NOTE 10 – OWNERSHIP BY AFFILIATED PARTIES

As of March 31, 2013, the Advisor or affiliates of the Advisor beneficially owned shares of the Funds as follows:

	International Equity Fund		Global Equity Fund			International Small Cap Equity Fund		Core Plus Fund	Credit Focus Yield Fund
	Class C	Class E	Class I	Class C	Class E	Class C	Class I	Class I	Class I
Shares	70	8,014	925,104	47	9,583	84	805,383	599,943	2,421,978
Percent of total outstanding shares	100.00%	0.89%	60.47%	100.00%	64.82%	4.60%	18.57%	18.61%	98.82%

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited)

BOARD CONSIDERATION AND CONTINUATION OF INVESTMENT ADVISORY AGREEMENT

In November 2012, the Board of Trustees of the Trust, including the independent Trustees, unanimously approved renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust and Brandes Investment Partners, L.P. (the “Advisor”) for an additional one-year term with respect to the Brandes International Equity Fund (the “International Fund”), the Brandes Global Equity Fund (the “Global Fund”), the Brandes Emerging Markets Fund (the “Emerging Markets Fund”), and the Brandes Core Plus Fixed Income Fund (the “Core Plus Fund”). Each of the International Fund, Global Fund, Emerging Markets Fund and Core Plus Fund is referred to below as a “Fund” and they are collectively referred to below as the “Funds.”

Information Reviewed

During the course of each year, Board members review a wide variety of materials relating to the nature, extent and quality of the services provided by the Advisor to the Funds, including reports on each such Fund’s investment results, portfolio composition, portfolio trading practices, and other matters. In addition, in connection with its annual review of the Agreement with respect to the Funds, the Board requested and reviewed supplementary information that included materials regarding the Funds’ investment results, advisory fee and expense comparisons for peer groups and categories of similar funds identified by Morningstar Associates (“Morningstar”); financial and profitability information regarding the Advisor; descriptions of various functions such as compliance monitoring and portfolio trading practices; and information about the personnel providing investment management and administrative services to the Funds.

In connection with its reviews, the Board received assistance and advice regarding legal and industry standards from counsel to the Trust and the independent Trustees. The independent Trustees discussed the approval of the Agreement with respect to each Fund with representatives of the Advisor at two Board meetings and in private sessions with counsel at which no representatives of the Advisor were present. In deciding to recommend approval of the Agreement with respect to each Fund, the Board and the independent Trustees did not identify any single or particular piece of information that, in isolation, was the controlling factor, and each Trustee did not necessarily attribute the same weight to each factor. This summary describes the most important, but not all, of the factors considered by the Board and the independent Trustees.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of services provided by the Advisor to the Funds, the Trustees reviewed among other things the quality and depth of

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

the Advisor’s investment management staff, its regulatory compliance procedures, the day-to-day administrative services provided by the Advisor to the Funds, and the investment results of the Funds.

With respect to each Fund’s investment results, the Trustees reviewed detailed information regarding a peer group of similarly managed funds selected by Morningstar Associates, all of the funds in the larger Morningstar category of funds managed with the same general style, and the Fund’s benchmark indices. The Trustees also discussed extensively with representatives of Morningstar the principles used in determining the Funds’ peer groups (which varied from those considered in prior years) and categories, and determined to work with management and Morningstar to attempt to stabilize the peer groups used in connection with subsequent annual contract reviews. In addition, they reviewed the results of certain Funds considered by the Advisor to be the most direct competitors to the Funds in the Funds’ marketing channels.

The independent Trustees noted as follows with respect to the Funds’ I class shares for periods ended September 30, 2012:

•	The International Fund’s investment results were in the fourth quartile of the funds in its Morningstar peer group and its larger Morningstar category for the one-year and three-year periods, in the third quartile for the five-year period, and in the second quartile for the ten-year period; were above the average results of the funds in its category for four of the last ten calendar years; and were close to or above its benchmark index for the 10-year and since-inception periods although below the index for the one-year, three-year and five-year periods. The independent Trustees discussed extensively the Advisor’s fundamental commitment to the Graham and Dodd value strategy of investment management; noted that the Advisor has had little style drift compared with other value managers; considered that it is not unusual for the performance of funds managed with the long-term Graham and Dodd value strategy to fall below the performance of measurement indices for some periods, and that the investment returns from value stocks have been out of favor in the markets for almost five years (an unprecedentedly long period since 1977); and noted in addition that the Fund’s investment approach is fully described in its prospectus and the Fund’s shareholders likely were willing to accept the long-term outlook associated with the Advisor’s approach.
•	The Global Fund’s investment results were in the fourth quartile of the funds in its Morningstar peer group and category for the one-year and three-year periods; were below the average results of the funds in its category for all calendar years since its inception; and were below its benchmark index for the one-year, three-year and since-inception periods.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

The independent Trustees discussed extensively the factors described above with respect to the Advisor’s commitment to the long-term Graham and Dodd value strategy, and also considered that these relative results were affected by the inclusion in the Morningstar category of growth-leaning funds as well as value-leaning funds.
•	The Emerging Markets Fund’s investment results were in the first quartile of the funds in its Morningstar peer group for the three-year, five-year and ten-year periods, although they were in the third quartile for the one-year period; were above the average results of the funds in its category for six of the last ten calendar years; and were above its benchmark index for the three-year, five-year, ten-year and since-inception periods although below the index for the one-year period.
•	The Core Plus Fund’s investment results were above the average results of the funds in its Morningstar category for the one-year and three-year periods; were above the average results of the funds in its category for three of the last five calendar years; and were above its benchmark index for the one-year and three-year periods although below the index for the since-inception period.

Based on these discussions and reviews, the Trustees determined that under all the circumstances the investment results of the Funds were satisfactory.

Advisory Fees, Total Expenses, Profitability and Ancillary Benefits

With respect to advisory fees and total expenses of the Funds, the independent Trustees noted that:

•	Although the International Fund’s management fee was in the fourth quartile of the fees of the funds in its Morningstar peer group, the majority of its non-advisory expenses were below the median for its peer group and the Advisor effectively provided fee reductions to the Fund by subsidizing the sub-transfer agency fees charged by administrators of omnibus accounts for maintenance of shareholder records and by retaining an expense cap for the Fund. The Trustees also noted that at the request of the independent Trustees the Advisor had added a schedule of breakpoints to its management fee and increased the amount of its fee that was being waived to provide a more favorable expense ratio for the Fund’s shareholders.
•	The management fees and total expenses for the Global Fund, Emerging Markets Fund and Core Plus Fund, after waivers by the Advisor of expenses above stated expense caps, were below the averages of the funds in their respective Morningstar peer groups. The independent Trustees also noted that the Advisor continues to waive any expenses over stated expense caps for the Funds.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

•	Although the Advisor’s management fee is higher for the Funds than for its similar institutional separate accounts and, in the case of the International Fund, for other mutual funds to which the Advisor provides sub-advisory services, the Trustees noted information provided by the Advisor regarding the additional responsibilities and expenses that the Advisor incurs in sponsoring and operating the Funds.
•	The independent Trustees noted that although the Advisor’s fees for the Funds other than the International Fund do not have breakpoints as those Funds’ assets increase, the Advisor believes that it is premature to discuss economies of scale when it is subsidizing the Funds’ expenses. The independent Trustees also noted that the Advisor had agreed to review the nature and extent of any economies of scale that it may realize as the Funds’ assets increase in the future and how such economies would be shared with the Funds’ shareholders.

In addition, the independent Trustees reviewed an analysis of the profitability to the Advisor of its relationship with the Funds and information regarding the Advisor’s financial capability to continue to provide services to the Funds in the future. They also reviewed the methods used by the Advisor to evaluate and compensate its professional investment personnel. Finally, they considered ancillary benefits to the Advisor as a result of its relationships with the Funds. They noted that these were primarily related to the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, as the Adviser did not obtain third-party research or other services in return for allocating the Funds’ brokerage.

Conclusions

Based on their review, including consideration of each of the factors referred to above, the Board and the independent Trustees concluded that the Agreement is fair and reasonable to the Funds and their respective shareholders, that each of the factors discussed above supported renewal of the Agreement with respect to each of the Funds, and that renewal of the Agreement was in the best interests of each Fund and its shareholders.

Brandes Investment Trust

ADDITIONAL INFORMATION — (Unaudited) (continued)

PROXY VOTING PROCEDURES

The Advisor votes proxies relating to the Funds’ portfolio securities in accordance with procedures adopted by the Advisor. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-2979. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Trust files the Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Q filings are available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Information regarding the Trust’s Form N-Q filings is also available, without charge, by calling toll-free, 1-800-331-2979.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust’s business. The Board approves all significant agreements between the Trust and persons or companies furnishing services to the Trust, including the Trust’s agreements with the Advisor, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its officers, subject to the Fund investment objectives and policies and to general supervision by the Board. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-331-2979.

The Trustees and officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
Independent Trustees(2)
J. Michael Gaffney, CFA 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 71)	Trustee	Since June 2004	Independent Consultant, NATIXIS Global Asset Management, North America from 2004 to 2011.	7	None
Jean E. Carter 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 55)	Trustee	Since April 2008	Retired since 2005; Director, Investment Management and other positions of Russell Investment Group from 1982 to 2005.	7	None
Robert M. Fitzgerald, CPA 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 61)	Trustee	Since April 2008	Retired from 2002 – 2005 and since 2007; Chief Financial Officer, National Retirement Partners from 2005 to 2007.	7	Hotchkis and Wiley Mutual Funds.
Craig Wainscott 11988 El Camino Real Suite 500 San Diego, CA 92130 (Age 51)	Trustee	Since February 2012	Retired since 2006; Managing Director and other positions, US Mutual Funds, Russell Investments, from 1982 to 2006; currently Partner with The Paradigm Project and advisor to early-stage companies.	7	None

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited) (continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served(1)	Principal Occupation During Past 5 Years	Number of Trust Series Overseen by Trustee	Other Directorships/ Trusteeships Held by Trustee
“Interested” Trustees(3)
Oliver Murray 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 50)	Trustee	Since February 2012	CEO, Brandes Investment Partners & Co.; Managing Director – PMCS of Brandes Investment Partners, L.P., the investment advisor to the Funds (the “Advisor”).	7	None
Jeff Busby 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 52)	Trustee and President	Since July 2006	Executive Director of the Advisor	7	None
Officers of the Trust
Thomas M. Quinlan 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 42)	Secretary	Since June 2003	Associate General Counsel to the Advisor since January 2006; Counsel to the Advisor from July 2000 to January 2006.	N/A	N/A
Gary Iwamura 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 56)	Treasurer	Since September 1997	Finance Director of the Advisor.	N/A	N/A
George Stevens 11988 El Camino Real, Suite 500 San Diego, CA 92130 (Age 62)	Chief Compliance Officer	Since January 2010	Vice President, Citi Fund Services, September 1996 to March 2008; Director, Beacon Hill Fund Services, Inc., March 2008 to present.	N/A	N/A

(1)	Trustees and officers of the Fund serve until their resignation, removal or retirement.
(2)	Not “interested persons” of the Trust as defined in the 1940 Act.
(3)	“Interested persons” of the Trust as defined in the 1940 Act by virtue of their positions with the Advisor.

Brandes Investment Trust

TRUSTEE AND OFFICER INFORMATION — (Unaudited) (continued)

PRIVACY NOTICE

Brandes Investment Partners, L.P. and the Brandes Investment Trust collect nonpublic information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any nonpublic personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquires from governmental authorities.

We restrict access to your personal and account information to those personnel who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

ADVISOR

Brandes Investment Partners, L.P.
11988 El Camino Real, Suite 500
San Diego, California 92130
800.331.2979

DISTRIBUTOR

Quasar Distributors, LLC
615 E. Michigan Street, 4th Floor
Milwaukee, WI 53202

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
350 South Grand Avenue, 49th Floor
Los Angeles, CA, 90071

LEGAL COUNSEL

Bingham McCutchen LLP
355 South Grand Ave., Suite 4400
Los Angeles, CA 90071

This report is intended for shareholders of the Brandes International Equity Fund, the Brandes Global Equity Fund, the Brandes Emerging Markets Fund, the Brandes International Small Cap Equity Fund and the Brandes Core Plus Fixed Income Fund and the Brandes Credit Focus Yield Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	No changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) occurred during the second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the registrant’s Form N-CSR filed January 7, 2005.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brandes Investment Trust

By (Signature and Title)*  /s/ Jeff Busby

Jeff Busby, President

Date      6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Jeff Busby

Jeff Busby, President

Date      6/4/13

By (Signature and Title)*  /s/ Gary Iwamura

Gary Iwamura, Treasurer

Date      6/4/13

* Print the name and title of each signing officer under his or her signature.